EXHIBIT 4.1


--------------------------------------------------------------------------------


                                    INDENTURE


                            Dated as of March 7, 2006


                                     between


                             CONEXANT SYSTEMS, INC.,

                                    as Issuer


                                       and


                      J. P. MORGAN TRUST COMPANY, NATIONAL
                                  ASSOCIATION,

                                   as Trustee


--------------------------------------------------------------------------------

                   4% CONVERTIBLE SUBORDINATED NOTES DUE 2026


--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                                                              PAGE
                                                        ARTICLE 1

                                                       DEFINITIONS

Section 1.01. Definitions.......................................................................................2


                                                        ARTICLE 2

                           ISSUE, DESCRIPTION, EXECUTION, REGISTRATION AND EXCHANGE OF NOTES

Section 2.01. Designation Amount and Issue of Notes............................................................13

Section 2.02. Form of Notes....................................................................................14

Section 2.03. Date and Denomination of Notes; Payments of Interest and Additional Amounts......................14

Section 2.04. Execution of Notes...............................................................................16

Section 2.05. Exchange and Registration of Transfer of Notes; Restrictions on Transfer.........................16

Section 2.06. Mutilated, Destroyed, Lost or Stolen Notes.......................................................21

Section 2.07. Temporary Notes..................................................................................22

Section 2.08. Cancellation of Notes............................................................................23

Section 2.09. CUSIP Numbers....................................................................................23


                                                        ARTICLE 3

                                          REDEMPTION AND REPURCHASE OF NOTES

Section 3.01. Redemption of Notes..............................................................................23

Section 3.02. Notice of Optional Redemption; Selection of Notes................................................23

Section 3.03. Payment of Notes Called for Redemption by the Company............................................25

Section 3.04. [Reserved].......................................................................................26

Section 3.05. Repurchase of Notes by the Company at Option of Holders upon a Fundamental Change................26

Section 3.06. Repurchase of Notes by the Company at Option of the Holder.......................................29

Section 3.07. Company Repurchase Notice........................................................................31

Section 3.08. Effect of Repurchase Notice......................................................................32

Section 3.09. Deposit of Repurchase Price......................................................................32

Section 3.10. Notes Repurchased in Part........................................................................33

                                                          i

Section 3.11. Repayment to the Company.........................................................................33

Section 3.12. Acceleration; Payments to Noteholders............................................................33

Section 3.13. No Sinking Fund..................................................................................33


                                                        ARTICLE 4

                                                 SUBORDINATION OF NOTES

Section 4.01. Agreement of Subordination.......................................................................33

Section 4.02. Payments to Noteholders..........................................................................34

Section 4.03. Subrogation of Notes.............................................................................36

Section 4.04. Authorization to Effect Subordination............................................................37

Section 4.05. Notice to Trustee................................................................................37

Section 4.06. Trustee's Relation to Senior Indebtedness........................................................38

Section 4.07. No Impairment of Subordination...................................................................39

Section 4.08. Certain Conversions Not Deemed Payment...........................................................39

Section 4.09. Article Applicable to Paying Agents..............................................................39

Section 4.10. Senior Indebtedness Entitled to Rely.............................................................39

Section 4.11. Reliance on Judicial Order or Certificate of Liquidating Agent...................................40


                                                        ARTICLE 5

                                                        [RESERVED]

Section 5.01. [RESERVED].......................................................................................40


                                                        ARTICLE 6

                                          PARTICULAR COVENANTS OF THE COMPANY

Section 6.01. Payment of Principal, Interest and Additional Amounts............................................40

Section 6.02. Maintenance of Office or Agency..................................................................40

Section 6.03. Appointments to Fill Vacancies in Trustee's Office...............................................41

Section 6.04. Provisions as to Paying Agent....................................................................41

Section 6.05. Existence........................................................................................42

Section 6.06. Rule 144A Information Requirement................................................................42

Section 6.07. Stay, Extension and Usury Laws...................................................................42

Section 6.08. Compliance Certificate...........................................................................43

Section 6.09. Additional Amounts Notice........................................................................43

                                                          ii

Section 6.10. Calculations.....................................................................................43


                                                        ARTICLE 7

                              NOTEHOLDERS' LISTS AND REPORTS BY THE COMPANY AND THE TRUSTEE

Section 7.01. Noteholders' Lists...............................................................................44

Section 7.02. Preservation and Disclosure of Lists.............................................................44

Section 7.03. Reports by Trustee...............................................................................44

Section 7.04. Reports by Company...............................................................................45


                                                        ARTICLE 8

                               REMEDIES OF THE TRUSTEE AND NOTEHOLDERS ON AN EVENT OF DEFAULT

Section 8.01. Events of Default................................................................................45

Section 8.02. Payments of Notes on Default; Suit Therefor......................................................47

Section 8.03. Application of Monies Collected by Trustee.......................................................48

Section 8.04. Proceedings by Noteholder........................................................................49

Section 8.05. Proceedings by Trustee...........................................................................50

Section 8.06. Remedies Cumulative and Continuing...............................................................50

Section 8.07. Direction of Proceedings and Waiver of Defaults by Majority of Noteholders.......................50

Section 8.08. Notice of Defaults...............................................................................51

Section 8.09. Undertaking to Pay Costs.........................................................................51


                                                        ARTICLE 9

                                                       THE TRUSTEE

Section 9.01. Duties and Responsibilities of Trustee...........................................................52

Section 9.02. Reliance on Documents, Opinions, Etc.............................................................53

Section 9.03. No Responsibility for Recitals, Etc..............................................................54

Section 9.04. Trustee, Paying Agents, Conversion Agents or Registrar May Own Notes.............................54

Section 9.05. Monies to Be Held in Trust.......................................................................55

Section 9.06. Compensation and Expenses of Trustee.............................................................55

Section 9.07. Officers' Certificate as Evidence................................................................55

Section 9.08. Conflicting Interests of Trustee.................................................................56

Section 9.09. Eligibility of Trustee...........................................................................56

Section 9.10. Resignation or Removal of Trustee................................................................56


                                                          iii


Section 9.11. Acceptance by Successor Trustee..................................................................57

Section 9.12. Succession by Merger.............................................................................58

Section 9.13. Preferential Collection of Claims................................................................58

Section 9.14. Limitation of Liability..........................................................................58


                                                        ARTICLE 10

                                                     THE NOTEHOLDERS

Section 10.01. Action by Noteholders...........................................................................59

Section 10.02. Proof of Execution by Noteholders...............................................................59

Section 10.03. Who Are Deemed Absolute Owners..................................................................60

Section 10.04. Company-Owned Notes Disregarded.................................................................60

Section 10.05. Revocation of Consents; Future Holders Bound....................................................60


                                                        ARTICLE 11

                                                 MEETINGS OF NOTEHOLDERS

Section 11.01. Purpose of Meetings.............................................................................61

Section 11.02. Call of Meetings by Trustee.....................................................................61

Section 11.03. Call of Meetings by Company or Noteholders......................................................61

Section 11.04. Qualifications for Voting.......................................................................62

Section 11.05. Regulations.....................................................................................62

Section 11.06. Voting 62

Section 11.07. No Delay of Rights by Meeting...................................................................63


                                                        ARTICLE 12

                                                 SUPPLEMENTAL INDENTURES

Section 12.01. Supplemental Indentures Without Consent of Noteholders..........................................63

Section 12.02. Supplemental Indenture with Consent of Noteholders..............................................64

Section 12.03. Effect of Supplemental Indenture................................................................65

Section 12.04. Notation on Notes...............................................................................65

Section 12.05. Evidence of Compliance of Supplemental Indenture to Be Furnished to Trustee.....................65


                                                          iv


                                                        ARTICLE 13

                                                        [RESERVED.]

Section 13.01. [RESERVED.].....................................................................................66


                                                        ARTICLE 14

                                     CONSOLIDATION, MERGER, SALE, CONVEYANCE AND LEASE

Section 14.01. Consolidation on Certain Terms..................................................................66

Section 14.02. Successor to Be Substituted.....................................................................67

Section 14.03. Opinion of Counsel to Be Given Trustee..........................................................67


                                                        ARTICLE 15

                                                        [RESERVED.]

Section 15.01. [RESERVED]......................................................................................67


                                                        ARTICLE 16

                             IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS

Section 16.01. Indenture and Notes Solely Corporate Obligations................................................68


                                                        ARTICLE 17

                                                   CONVERSION OF NOTES

Section 17.01. Right to Convert................................................................................68

Section 17.02. Payment Upon Conversion.........................................................................72

Section 17.03. Conversion Procedure............................................................................74

Section 17.04. [Reserved]......................................................................................76

Section 17.05. Adjustment of Conversion Rate...................................................................76

Section 17.06. Effect of Reclassification, Consolidation, Merger or Sale.......................................85

Section 17.07. Taxes on Shares Issued..........................................................................85

Section 17.08. Reservation of Shares, Shares to Be Fully Paid; Compliance with
                  Governmental Requirements; Listing of Common Stock...........................................85

Section 17.09. Responsibility of Trustee.......................................................................86

Section 17.10. Notice to Holders Prior to Certain Actions......................................................87

Section 17.11. Stockholder Rights Plans........................................................................87


                                                          v


Section 17.12. Company Determination Final.....................................................................88


                                                        ARTICLE 18

                                                MISCELLANEOUS PROVISIONS

Section 18.01. Provisions Binding on Company's Successors......................................................88

Section 18.02. Official Acts by Successor Corporation..........................................................88

Section 18.03. Addresses for Notices, Etc......................................................................88

Section 18.04. Governing Law; Submission to Jurisdiction.......................................................89

Section 18.05. Evidence of Compliance with Conditions Precedent, Certificates to Trustee.......................89

Section 18.06. Legal Holidays..................................................................................90

Section 18.07. Trust Indenture Act.............................................................................90

Section 18.08. No Security Interest Created....................................................................90

Section 18.09. Benefits of Indenture...........................................................................90

Section 18.10. Authenticating Agent............................................................................90

Section 18.11. Execution in Counterparts.......................................................................91

Section 18.12. Severability....................................................................................91

Section 18.13. Table of Contents, Headings, Etc................................................................91



Exhibit A         Form of Note                                                                                A-1


                              CROSS-REFERENCE TABLE*


             TIA SECTION                                      INDENTURE SECTION

        Section    310(a)(1)                                         9.09
                      (a)(2)                                         9.09
                      (a)(3)                                         N.A.**
                      (a)(4)                                         N.A.
                      (a)(5)                                         9.09
                      (b)                                         9.09; 9.10
                      (c)                                            N.A.
        Section    311(a)                                            9.13
                      (b)                                            9.13
                      (c)                                            N.A.
        Section    312(a)                                            7.01
                      (b)                                            7.02
                      (c)                                            7.02
        Section    313(a)                                            7.03
                      (b)(1)                                         N.A.
                      (b)(2)                                         7.03
                      (c)                                         7.03; 18.03
                      (d)                                            7.03
        Section    314(a)                                         7.04; 18.03
                      (b)                                            N.A.
                      (c)(1)                                         18.05
                      (c)(2)                                         18.05
                      (c)(3)                                         N.A.
                      (d)                                            N.A.
                      (e)                                            18.05
                      (f)                                            N.A.
        Section    315(a)                                            9.01
                      (b)                                         8.08; 18.05
                      (c)                                            9.01
                      (d)                                            9.01
                      (e)                                            8.09
        Section    316(a) (last sentence)                            10.04
                      (a)(1)(A)                                      8.07
                      (a)(1)(B)                                      8.07
                      (a)(2)                                         N.A.
                      (b)                                            8.04
        Section    317(a)(1)                                         9.13
                      (a)(2)                                         8.02
                      (b)                                            6.04


* This Cross-Reference Table shall not, for any purpose, be deemed a part of this Indenture.
**  N.A. means Not Applicable.

                                    INDENTURE

                  INDENTURE dated as of March 7, 2006, between Conexant Systems Inc., a Delaware corporation (hereinafter called the "Company"), and J. P. Morgan Trust Company, National Association, a national banking association, as trustee hereunder (hereinafter called the "Trustee").

                                   WITNESSETH:

                  WHEREAS, for its lawful corporate purposes, the Company has duly authorized the issue of its 4% Convertible Subordinated Notes Due 2026 (hereinafter called the "Notes"), in an aggregate principal amount not to exceed $200,000,000 (not to exceed $250,000,000 if the Initial Purchaser exercises the option granted to it pursuant to the Purchase Agreement) (except to the extent provided otherwise hereunder) and, to provide the terms and conditions upon which the Notes are to be authenticated, issued and delivered, the Company has duly authorized the execution and delivery of this Indenture; and

                  WHEREAS, the Notes, the certificate of authentication to be borne by the Notes, a form of assignment, a form of option to elect repurchase upon a Fundamental Change, a form of repurchase notice and a form of conversion notice to be borne by the Notes are to be substantially in the forms hereinafter provided for; and

                  WHEREAS, all acts and things necessary to make the Notes, when executed by the Company, and authenticated and delivered by the Trustee or a duly authorized authenticating agent, as in this Indenture provided, the valid, binding and legal obligations of the Company, and to constitute this Indenture a valid agreement according to its terms, have been done and performed, and the execution of this Indenture and the issue hereunder of the Notes have in all respects been duly authorized,

                  NOW, THEREFORE, THIS INDENTURE WITNESSETH:

                  That in order to declare the terms and conditions upon which the Notes are, and are to be, authenticated, issued and delivered, and in consideration of the premises and of the purchase and acceptance of the Notes by the holders thereof, the Company covenants and agrees with the Trustee for the equal and proportionate benefit of the respective holders from time to time of the Notes (except as otherwise provided below), as follows:

                                   ARTICLE 1

                                  DEFINITIONS

     Section 1.01. Definitions. The terms defined in this Section 1.01 (except as herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section 1.01. All other terms used in this Indenture that are defined in the Trust Indenture Act or that are by reference therein defined in the Securities Act (except as herein otherwise expressly provided or unless the context otherwise requires) shall have the meanings assigned to such terms in the Trust Indenture Act and in the Securities Act as in force at the date of the execution of this Indenture. The words "herein", "hereof", "hereunder" and words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other Subdivision. The terms defined in this Article include the plural as well as the singular.

                  "Additional Amounts" has the same meaning as "Liquidated Damages Amount" as defined in the Registration Rights Agreement.

                  "Additional Amounts Notice" has the meaning specified in
Section 6.09.

                  "Additional Shares" has the meaning specified in Section 17.01(c).

                  "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person.

                  "Agent Members" has the meaning specified in Section
2.05(b)(v).

                  "Bank" has the meaning specified in Section 9.14.

                  "Board of Directors" means:

                  (1) with respect to a corporation, the board of directors of the corporation or any committee of the board authorized to act on its behalf;

                  (2) with respect to a partnership, the board of directors of the general partner of the partnership; and

                  (3) with respect to any other Person, the board or committee of such Person serving a similar function.

                  "Business Day" means any day except a Saturday, Sunday or legal holiday on which banking institutions in The City of New York are authorized or obligated by law, regulation or executive order to close.

                  "Calendar Quarter" means the first, second, third and fourth quarters ending on December 31, March 31, June 30 and September 30, respectively.

                  "Capital Stock" means:

                  (1) in the case of a corporation, corporate stock;

                  (2) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock;

                  (3) in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited); and

                  (4) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

                  "Cash Amount" has the meaning specified in Section 17.02(b).

                  "Cash Settlement Averaging Period" has the meaning specified in Section 17.02(b).

                  "Cash Settlement Notice Period" has the meaning specified in
Section 17.02(b).

                  "Change of Control" means the occurrence after the Issue Date of any of:

                  (i) any "person" or "group" (as these terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act) other than the Company, any of the Company's Subsidiaries or any of the Company's employee benefit plans, is or becomes the "beneficial owner" (as used in Rule 13d-3 under the Exchange Act), directly or indirectly, through a purchase, merger or other acquisition transaction of 50% or more of the total voting power of all classes of the Company's Capital Stock entitled to vote generally in the election of directors;

                  (ii) during any consecutive two-year period, individuals who at the beginning of that two-year period constituted the Board of Directors of the Company (together with any new directors whose election to the Board of Directors of the Company, or whose nomination for election by shareholders, was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason (other than death) to constitute a majority of the Board of Directors of the Company then in office;

                  (iii) any transaction or event in which the Company consolidates with, or merges with or into, another person (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) or any person consolidates with, or merges with or into, the Company, or in which the Company conveys, transfers, leases or otherwise disposes of all or substantially all of its assets to any Person, other than (a) any transaction pursuant to which holders of the Company's Capital Stock immediately prior to the transaction have the entitlement to exercise, directly or indirectly, 50% or more of the total voting power of all shares of voting stock of the continuing or surviving Person immediately after the transaction; or (b) any merger solely for the purpose of changing the Company's jurisdiction of formation and resulting in a reclassification, conversion or exchange of outstanding shares of Common Stock solely into shares of common stock of the surviving entity;

                  (iv) a liquidation or dissolution of the Company or the approval by holders of the Capital Stock of the Company of any plan or proposal for the liquidation or dissolution of the Company;

provided, however, that a Change of Control will not be deemed to have occurred if 95% or more of the total consideration (other than cash payments for fractional shares or pursuant to statutory appraisal rights) in the transaction or transactions constituting the Change of Control consists of common stock and any associated rights traded on a United States national securities exchange or quoted on the Nasdaq National Market (or which will be so traded or quoted when issued or exchanged in connection with such Change of Control), and, as a result of such transaction or transactions, the Notes are convertible into such common stock and associated rights, rather than the Common Stock.

                  "Closing Price" with respect to any security on any day shall mean the closing sale price, regular way, on such day or, in case no such sale takes place on such day, the average of the reported closing bid and asked prices, regular way, in each case as quoted on the Nasdaq National Market or, if such security is not quoted or listed or admitted to trading on such Nasdaq National Market, on the principal national securities exchange or quotation system on which such security is quoted or listed or admitted to trading or, if not quoted or listed or admitted to trading on any national securities exchange or quotation system, the average of the closing bid and asked prices of such security on the over-the-counter market on the day in question as reported by the National Quotation Bureau Incorporated, or a similar generally accepted reporting service, or if not so available, in such manner as furnished by any New York Stock Exchange member firm selected from time to time by the Board of Directors for that purpose, or a price determined in good faith by the Board of Directors or, to the extent permitted by applicable law, a duly authorized committee thereof, whose determination shall be conclusive.

                  "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

                  "Common Stock" means any stock of any class of the Company that has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and that is not subject to redemption by the Company. Subject to the provisions of Section 17.06, however, any shares issuable on conversion of Notes shall include only shares of the class designated as common stock of the Company at the date of this Indenture (namely, the Common Stock, par value $0.01 per share) or shares of any class or classes resulting from any reclassification or reclassifications thereof and that have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and that are not subject to redemption by the Company; provided that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable on conversion shall be substantially in the proportion that the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

                  "Company" means the corporation named as the "Company" in the first paragraph of this Indenture, and, subject to the provisions of Article 14 and Section 17.06, shall include its successors and assigns.

                  "Company Repurchase Notice" has the meaning specified in
Section 3.07(b).

                  "Company Repurchase Notice Date" has the meaning specified in
Section 3.07(b).

                  "Control", when used with respect to any specified Person means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "Controlling" and "Controlled" have meanings correlative to the foregoing.

                  "Conversion Obligation" has the meaning specified in Section 17.01(a).

                  "Conversion Price" as of any day will equal $1,000 divided by the Conversion Rate as of such date and rounded to the nearest cent.

                  "Conversion Rate" has the meaning specified in Section
17.01(a).

                  "Conversion Retraction Period" has the meaning specified in
Section 17.02(b).

                  "Corporate Trust Office" or other similar term, means the designated office of the Trustee at which at any particular time its corporate trust business as it relates to this Indenture shall be administered, which office is, at the date as of which this Indenture is dated, located at 227 W. Monroe Street, 26th Floor, Chicago, IL 60606, Attention: Worldwide Securities Services.

                  "Current Market Price" has the meaning specified in Section 17.05(i)(i).

                  "Custodian" means J. P. Morgan Trust Company, National Association., as custodian with respect to the Notes in global form, or any successor entity thereto.

                  "Default" means any event that is, or after notice or passage of time, or both, would be, an Event of Default.

                  "Defaulted Interest and Additional Amounts" has the meaning specified in Section 2.03.

                  "Depositary" means the clearing agency registered under the Exchange Act that is designated to act as the Depositary for the Global Notes. The Depository Trust Company shall be the initial Depositary, until a successor shall have been appointed and become such pursuant to the applicable provisions of this Indenture, and thereafter, "Depositary" shall mean or include such successor.

                  "Designated Senior Indebtedness" means any particular Senior Indebtedness with respect to which instrument creating or evidencing the same or the assumption or guarantee thereof (or related agreements or documents to which the Company is a party) expressly provides that such Senior Indebtedness shall be "Designated Senior Indebtedness" for purposes of this Indenture (provided that such instrument, agreement or other document may place limitations and conditions on the right of such Senior Indebtedness to exercise rights of Designated Senior Indebtedness). If any payment made to any holder of any Designated Senior Indebtedness or its Representative with respect to such Designated Senior Indebtedness is rescinded or must otherwise be returned by such holder or Representative upon the insolvency, bankruptcy or reorganization of the Company or otherwise, the reinstated Indebtedness of the Company arising as a result of such rescission or return shall constitute Designated Senior Indebtedness effective as of the date of such rescission or return.

                  "Distributed Property" has the meaning specified in Section 17.05(d). "Effective Date" has the meaning specified in
                  Section 17.01(c).

                  "Effective Date Notice" has the meaning specified in Section 17.01(c).

                  "Equity Interests" means Capital Stock and all warrants, options or other rights to acquire Capital Stock (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock).

                  "Event of Default" means any event specified in Section 8.01 as an Event of Default.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, as in effect from time to time.

                  "Ex-Dividend Date" has the meaning specified in Section
17.05(d)

                  "Ex-Dividend Time" has the meaning specified in Section 17.01(b).

                  "Expiration Time" has the meaning specified in Section
17.05(f).

                  "Fair Market Value" has the meaning specified in Section 17.05(i)(ii).

                  "Final Notice Date" has the meaning specified in Section 17.02(b).

                  "Fundamental Change" means a Change of Control or a Termination of Trading.

                  "Fundamental Change Expiration Time" has the meaning specified in Section 3.05(b).

                  "Fundamental Change Notice" has the meaning specified in
Section 3.05(b).

                  "Fundamental Change Repurchase Date" has the meaning specified in Section 3.05(a).

                  "GAAP" means accounting principles generally accepted in the United States set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as have been approved by a significant segment of the accounting profession, which are in effect on the date of this Indenture.

                  "Global Note" has the meaning specified in Section 2.02.

                  "Indebtedness" means, with respect to any specified Person, and without duplication:

                  (a) all indebtedness, obligations and other liabilities (contingent or otherwise) of such Person for borrowed money (including such Person's obligations in respect of overdrafts, foreign exchange contacts, currency exchange agreements, interest rate protection agreements, and any loans or advances from banks, whether or not evidenced by notes or similar instruments, or evidenced by bonds, debentures, notes or similar instruments (whether or not the recourse of the lender is to the whole of the assets of such Person or to only a portion thereof), other than any account payable or other accrued current liability or obligation incurred in the ordinary course of business in connection with the obtaining of materials or services;

                  (b) all reimbursement obligations and other liabilities (contingent or otherwise) of such Person with respect to letters of credit, bank guarantees or bankers' acceptances;

                  (c) all obligations and liabilities (contingent or otherwise) in respect of leases of such Person required, in conformity with GAAP, to be accounted for as capitalized lease obligations on the balance sheet of such Person and all obligations and other liabilities (contingent or otherwise) under any lease or related document (including a purchase agreement) in connection with the lease of real property which provides that such Person is contractually obligated to purchase or cause a third party to purchase the leased property and thereby guarantee a minimum residual value of the leased property to the lessor and the obligations of such Person under such lease or related document to purchase or to cause a third party to purchase such leased property;

                  (d) all obligations of such Person (contingent or otherwise) with respect to an interest rate or other swap, cap or collar agreement or other similar instrument or agreement or foreign currency hedge, exchange, purchase or similar instrument or agreement;

                  (e) all direct or indirect guaranties or similar agreements by such Person in respect of, and obligations or liabilities (contingent or otherwise) of such Person to purchase or otherwise acquire or otherwise assure a creditor against loss in respect of, indebtedness, obligations or liabilities of another Person of the kind described in clauses (a) through (d);

                  (f) any indebtedness or other obligations described in clauses
(a) through (e) secured by any mortgage, pledge, lien or other encumbrance existing on property which is owned or held by such Person, regardless of whether the indebtedness or other obligation secured thereby shall have been assumed by such Person; and

                  (g) any and all deferrals, renewals, extensions and refunding of, or amendments, modifications or supplements to, any indebtedness, obligation or liability of the kind described in clauses (a) through (f).

                  "Indenture" means this instrument as originally executed or, if amended or supplemented as herein provided, as so amended or supplemented.

                  "Initial Purchaser" means Lehman Brothers Inc.

                  "Interest" means, when used with reference to the Notes, any interest payable under the terms of the Notes.

                  "Issue Date" means March 7, 2006.

                  "junior securities" has the meaning specified in Section 4.08.

                  "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law, including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give a security interest in and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction.

                  "Make Whole Event" means the occurrence of any transaction described in clause (i), (iii) or (iv) of the definition of a Change of Control, as limited by the proviso set forth at the end of such definition.

                  "Maximum Conversion Rate" has the meaning specified in Section 17.05(h).

                  "Measurement Period" has the meaning specified in Section 17.01(a)(ii).

                  "Non-Payment Default" has the meaning specified in Section
4.02.

                  "Note Register" has the meaning specified in Section 2.05.

                  "Note Registrar" has the meaning specified in Section 2.05.

                  "Noteholder" or "Holder" as applied to any Note, or other similar terms (but excluding the term "Beneficial Holder"), means any Person in whose name at the time a particular Note is registered on the Note Registrar's books.

                  "Notes" means any Notes, authenticated and delivered under this Indenture, including any Global Note.

                  "Notice Date" means the date of mailing of the notice of redemption pursuant to Section 3.02.

                  "Notice of Conversion" has the meaning specified in Section 17.02(c).

                  "Obligations" means any principal, interest, penalties, fees, indemnifications, reimbursements, costs, expenses, damages and other liabilities payable under the documentation governing any Indebtedness.

                  "Offering Memorandum" means the Offering Memorandum of the Company for the offering of the Notes, dated March 2, 2006.

                  "Officers' Certificate" when used with respect to the Company or a Subsidiary, means a certificate signed by the Chairman of the Board, the Chief Executive Officer, the

President or any Vice President (whether or not designated by a number or numbers or word or words added before or after the title "Vice President") and the Treasurer or any Assistant Treasurer, or the Secretary or Assistant Secretary of the Company or such Subsidiary, as the case may be.

                  "Opinion of Counsel" means an opinion in writing, subject to customary assumptions and exceptions, signed by legal counsel, who may be an employee of or counsel to the Company.

                  "Option to Elect Repurchase upon a Fundamental Change" has the meaning specified in Section 3.05(c).

                  "Outstanding" when used with reference to Notes and subject to the provisions of Section 10.04, means, as of any particular time, all Notes authenticated and delivered by the Trustee under this Indenture, except: (a) Notes theretofore cancelled by the Trustee or delivered to the Trustee for cancellation; (b) Notes, or portions thereof, for the redemption of which monies in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than the Company); (c) Notes in lieu of which, or in substitution for which, other Notes shall have been authenticated and delivered pursuant to the terms of Section 2.06; and (d) Notes converted pursuant to Article 17 and Notes deemed not Outstanding pursuant to Article 3.

                  "Payment Blockage Notice" has the meaning specified in Section 4.02.

                  "Payment Default" has the meaning specified in Section 4.02.

                  "Person" means a corporation, an association, a partnership, a limited liability company, an individual, a joint venture, a joint stock company, a trust, an unincorporated organization or a government or an agency or a political subdivision thereof.

                  "Portal Market" means The Portal Market operated by the National Association of Securities Dealers, Inc. or any successor thereto.

                  "Predecessor Note" of any particular Note means every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note, and, for the purposes of this definition, any Note authenticated and delivered under Section 2.06 in lieu of a lost, destroyed or stolen Note shall be deemed to evidence the same debt as the lost, destroyed or stolen Note that it replaces.

                  "Purchase Agreement" means the Purchase Agreement dated March 2, 2006 between the Company and the Initial Purchaser, as amended from time to time in accordance with its terms.

                  "Purchased Shares" has the meaning specified in Section 17.05(f).

                  "record date" has the meaning specified in Section 2.03.

                  "Record Date" has the meaning specified in Section 17.05(i).

                  "Reference Property" has the meaning specified in Section
17.06.

                  "Registration Rights Agreement" means the Registration Rights Agreement, dated as of March 7, 2006, by and between the Company and the Initial Purchaser, as amended from time to time in accordance with its terms.

                  "Representative" means (a) the indenture trustee or other trustee, agent or representative for any Senior Indebtedness or (b) with respect to any Senior Indebtedness that does not have any such trustee, agent or other representative, (i) in the case of such Senior Indebtedness issued pursuant to an agreement providing for voting arrangements as among the holders or owners of such Senior Indebtedness, any holder or owner of such Senior Indebtedness acting with the consent of the required Persons necessary to bind such holders or owners of such Senior Indebtedness and (ii) in the case of all other such Senior Indebtedness, the holder or owner of such Senior Indebtedness.

                  "Repurchase Date" has the meaning specified in Section 3.06.

                  "Repurchase Notice" has the meaning specified in Section 3.06.

                  "Responsible Officer" means, when used with respect to the Trustee, any officer within the Corporate Trust Office of the Trustee having direct responsibility for the administration of this Indenture, or any other officer to whom any corporate trust matter is referred because of such person's knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Indenture.

                  "Restricted Securities" has the meaning specified in Section 2.05(c).

                  "Rights Agreement" has the meaning specified in Section 17.11.

                  "Rule 144A" means Rule 144A as promulgated under the Securities Act.

                  "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, as in effect from time to time.

                  "Senior Indebtedness" means the principal of, premium, if any, interest (including all interest accruing subsequent to the commencement of any bankruptcy or similar proceeding, whether or not a claim for post-petition interest is allowable as a claim in any such proceeding) and rent payable on or in connection with, and all fees, costs, expenses and other amounts accrued or due on or in connection with, the Company's Indebtedness, whether outstanding on the date of this Indenture or thereafter created, incurred, assumed, guaranteed or in effect guaranteed by the Company (including all deferrals, renewals, extensions or refundings of, or amendments, modifications or supplements to, the foregoing), unless in the case of any particular Indebtedness the instrument creating or evidencing the same or the assumption or guarantee thereof expressly provides that such Indebtedness shall not be senior in right of payment to the Notes or expressly provides that such Indebtedness is pari passu or junior to the Notes. Notwithstanding the foregoing, the term Senior Indebtedness shall not include the Company's 4 1/4% convertible subordinated notes due 2006, the Company's 4% convertible subordinated notes due 2007, or Indebtedness of the Company to any Subsidiary of the

Company, a majority of the voting stock of which is owned, directly or indirectly, by the Company. If any payment made to any holder of any Senior Indebtedness or its Representative with respect to such Senior Indebtedness is rescinded or must otherwise be returned by such holder or Representative upon the insolvency, bankruptcy or reorganization of the Company or otherwise, the reinstated Indebtedness of the Company arising as a result of such rescission or return shall constitute Senior Indebtedness effective as of the date of such rescission or return.

                  "Stated Maturity" means March 1, 2026.

                  "Stock Price" means the price paid per share of Common Stock in connection with a Make Whole Event pursuant to which Additional Shares shall be added to the Conversion Rate pursuant to Section 17.01(c) hereof, which shall be equal to (i) if holders of Common Stock receive only cash in such Make Whole Event, the amount paid per share of Common Stock and (ii) in all other cases, the average of the Closing Prices of the Common Stock for the five (5) Trading Days prior to, but not including, the Effective Date.

                  "Subsidiary" means, with respect to any specified Person: (1) any corporation, association or other business entity of which more than fifty (50%) of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees of the corporation, association or other business entity is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person (or a combination thereof); and (2) any partnership (a) the sole general partner or the managing general partner of which is such Person or a Subsidiary of such Person or (b) the only general partners of which are that Person or one or more Subsidiaries of that Person (or any combination thereof).

                  "Termination of Trading" will be deemed to have occurred if the Common Stock (or other common stock into which the Notes are then convertible pursuant to Article 17) is neither listed for trading on a United States national securities exchange nor approved for trading on an established automated over-the-counter trading market in the United States.

                  "Trading Day" has the meaning specified in Section
17.05(i)(iv).

                  "Trading Price" means, on any date of determination, the average of the secondary market bid quotations per $1,000 principal amount of Notes obtained by the Trustee for $5,000,000 principal amount of Notes at approximately 3:30 p.m., New York City time, on such determination date from three nationally recognized securities dealers selected by the Company (which may include the Initial Purchaser); provided that if three such bids cannot reasonably be obtained by the Trustee, but two such bids are obtained, then the average of the two bids shall be used, and if only one such bid can reasonably be obtained by the Trustee, this one bid shall be used; provided further that if the Trustee cannot reasonably obtain at least one bid for $5,000,000 principal amount of Notes from a nationally recognized securities dealer, or, in the Company's reasonable judgment, the bid quotations are not indicative of the secondary market value of the Notes, then the Trading Price per $1,000 principal amount of Notes shall be deemed to be less than 98% of the product of (a) the Closing Price of the Common Stock on such date and (b) the Conversion Rate on such date.

                  "transfer" has the meaning specified in Section 2.05(c).

                  "Trigger Event" has the meaning specified in Section 17.05(d).

                  "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended, as it was in force at the date of this Indenture, except as provided in Sections 12.03 and Section 17.06; provided that if the Trust Indenture Act of 1939 is amended after the date hereof, the term "Trust Indenture Act" shall mean, to the extent required by such amendment, the Trust Indenture Act of 1939 as so amended.

                  "Trustee" means J.P. Morgan Trust Company, National Association and its successors and any corporation resulting from or surviving any consolidation or merger to which it or its successors may be a party and any successor trustee at the time serving as successor trustee hereunder.

                  "Volume-Weighted Average Price" of one share of the Common Stock on any Trading Day will be the volume-weighted average prices as displayed under the heading "Bloomberg VWAP" on Bloomberg Page CNXT [equity] AQR in respect of the period from 9:30 a.m. to 4:00 p.m. (New York City time) on that Trading Day (or if such volume-weighted average price is not available, the market value of one share of the Common Stock on such Trading Day as the Company determines in good faith using a volume-weighted method). Notwithstanding the foregoing, if the Common Stock experiences any non-trading event on any day during the original Cash Settlement Averaging Period (determined assuming the Common Stock experienced no non-trading event during that period) that would result in a Volume-weighted Average Price being determined later than the eighth Trading Day after the last day of the original Cash Settlement Averaging Period, then the Company will determine any delayed and undetermined prices on the eighth Trading Day based on the Company's good faith estimate of the Common Stock's value on the day on which such non-trading event occurred.

                                   ARTICLE 2

        ISSUE, DESCRIPTION, EXECUTION, REGISTRATION AND EXCHANGE OF NOTES

                  Section 2.01. Designation Amount and Issue of Notes. The Notes shall be designated as "4% Convertible Subordinated Notes Due 2026". Notes not to exceed the aggregate principal amount of $200,000,000 (not to exceed the aggregate principal amount of $250,000,000 if the Initial Purchaser exercises the option granted to it pursuant to the Purchase Agreement) (except to the extent provided otherwise hereunder) upon the execution of this Indenture, or from time to time thereafter, may be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate and deliver said Notes to or upon the written order of the Company, signed by its Chairman of the Board, Chief Executive Officer, President or any Vice President (whether or not designated by a number or numbers or word or words added before or after the title "Vice President"), the Treasurer or any Assistant Treasurer or the Secretary or Assistant Secretary, without any further action by the Company hereunder.

                  Section 2.02. Form of Notes. The Notes and the Trustee's certificate of authentication to be borne by such Notes shall be substantially in the form set forth in Exhibit A. The terms and provisions contained in the form of Note attached as Exhibit A hereto shall constitute, and are hereby expressly made, a part of this Indenture and, to the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

                  Any of the Notes may have such letters, numbers or other marks of identification and such notations, legends, endorsements or changes as the officers executing the same may approve (execution thereof to be conclusive evidence of such approval) and as are not inconsistent with the provisions of this Indenture, or as may be required by the Custodian, the Depositary or by the National Association of Securities Dealers, Inc. in order for the Notes to be tradable on The Portal Market or as may be required for the Notes to be tradable on any other market developed for trading of securities pursuant to Rule 144A or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any securities exchange or automated quotation system on which the Notes may be listed, or to conform to usage, or to indicate any special limitations or restrictions to which any particular Notes are subject.

                  So long as the Notes are eligible for book-entry settlement with the Depositary, or unless otherwise required by law, or otherwise contemplated by Section 2.05(a), all of the Notes will be represented by one or more Notes in global form registered in the name of the Depositary or the nominee of the Depositary (a "Global Note"). The transfer and exchange of beneficial interests in any such Global Note shall be effected through the Depositary in accordance with this Indenture and the applicable procedures of the Depositary. Except as provided in Section 2.05(a), beneficial owners of a Global Note shall not be entitled to have certificates registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and will not be considered holders of such Global Note.

                  Any Global Note shall represent such of the Outstanding Notes as shall be specified therein and shall provide that it shall represent the aggregate amount of Outstanding Notes from time to time endorsed thereon and that the aggregate amount of Outstanding Notes represented thereby may from time to time be increased or reduced to reflect redemptions, repurchases, conversions, transfers or exchanges permitted hereby. Any endorsement of a Global Note to reflect the amount of any increase or decrease in the amount of Outstanding Notes represented thereby shall be made by the Trustee or the Custodian, at the direction of the Trustee, in such manner and upon instructions given by the holder of such Notes in accordance with this Indenture.

                  Section 2.03. Date and Denomination of Notes; Payments of Interest and Additional Amounts. The Notes shall be issuable in registered form without coupons in denominations of $1,000 principal amount and integral multiples thereof. Each Note shall be dated the date of its authentication and shall bear Interest from the date specified on the face of the form of Note attached as Exhibit A hereto. Interest on the Notes shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

                  The Person in whose name any Note (or its Predecessor Note) is registered on the Note Register at the close of business on any record date with respect to any interest payment date shall be entitled to receive the Interest and Additional Amounts, if any, payable on such interest payment date, except that the Interest and Additional Amounts, if any, payable upon redemption or repurchase will be payable to the Person to whom principal is payable pursuant to such redemption or repurchase (unless the redemption date, the Fundamental Change Repurchase Date or the Repurchase Date, as the case may be, falls after a record date and on or prior to the corresponding interest payment date, in which case the full semi-annual payment of Interest and Additional Amounts, if any, becoming due on such interest payment date shall be payable to the holders of such Notes registered as such on the corresponding record date). Interest and Additional Amounts, if any, shall be payable at an office maintained by the Company for such purposes in the Borough of Manhattan, City of New York, which shall initially be an office or agency of the Trustee. The Company shall pay Interest and Additional Amounts, if any, (i) on any Notes in certificated form by check mailed to the address of the Person entitled thereto as it appears in the Note Register or (ii) on any Global Note by wire transfer of immediately available funds to the account of the Depositary or its nominee. The term "record date" with respect to any interest payment date shall mean the February 15 or August 15 (whether or not such date is a Business Day) preceding the applicable March 1 or September 1 interest payment date, respectively.

                  Any Interest or Additional Amounts on any Note that are payable, but are not paid or duly provided for, on any March 15 or September 15, pursuant to the terms set forth herein (herein called "Defaulted Interest and Additional Amounts") shall forthwith cease to be payable to the Noteholder on the relevant record date by virtue of his having been such Noteholder, and such Defaulted Interest and Additional Amounts shall be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

                  (1) The Company may elect to make payment of any Defaulted Interest and Additional Amounts to the Persons in whose names the Notes (or their respective Predecessor Notes) are registered at the close of business on a special record date for the payment of such Defaulted Interest and Additional Amounts, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest and Additional Amounts proposed to be paid on each Note and the date of the proposed payment (which shall be not less than twenty-five (25) days after the receipt by the Trustee of such notice, unless the Trustee shall consent to an earlier date), and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount to be paid in respect of such Defaulted Interest and Additional Amounts or shall make arrangements satisfactory to the Trustee for such deposit on or prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest and Additional Amounts as in this clause provided. Thereupon the Trustee shall fix a special record date (whether or not such date is a Business Day) for the payment of such Defaulted Interest and Additional Amounts that shall be not more than fifteen (15) days and not less than ten (10) days prior to the date of the proposed payment, and not less than ten (10) days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such special record date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and Additional Amounts and the special record date therefor to be mailed, first-class postage prepaid, to each holder at his address as it appears in the Note Register, not less than ten (10) days prior to such special record date. Notice of the proposed payment of such Defaulted Interest and Additional Amounts and the special record date therefor having been so mailed, such Defaulted Interest and Additional Amounts shall be paid to the Persons in whose names the Notes (or their respective Predecessor Notes) are registered at the close of business on such special record date and shall no longer be payable pursuant to the following clause (2) of this Section 2.03.

                  (2) The Company may make payment of any Defaulted Interest and Additional Amounts in any other lawful manner not inconsistent with the requirements of any securities exchange or automated quotation system on which the Notes may be listed or designated for issuance, and upon such notice as may be required by such exchange or automated quotation system, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

                  Section 2.04. Execution of Notes. The Notes shall be signed in the name and on behalf of the Company by the manual or facsimile signature of its Chairman of the Board, Chief Executive Officer, President or any Vice President (whether or not designated by a number or numbers or word or words added before or after the title "Vice President"). Only such Notes as shall bear thereon a certificate of authentication substantially in the form set forth on the form of Note attached as Exhibit A hereto, manually executed by the Trustee (or an authenticating agent appointed by the Trustee as provided by Section 18.10), shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate by the Trustee (or such an authenticating agent) upon any Note executed by the Company shall be conclusive evidence that the Note so authenticated has been duly authenticated and delivered hereunder and that the Noteholder is entitled to the benefits of this Indenture.

                  In case any officer of the Company, who shall have signed any of the Notes, shall cease to be such officer before the Notes so signed shall have been authenticated and delivered by the Trustee, or disposed of by the Company, such Notes nevertheless may be authenticated and delivered or disposed of as though the person who signed such Notes had not ceased to be such officer of the Company and any Note may be signed on behalf of the Company by such persons as, at the actual date of the execution of such Note, shall be the proper officers of the Company although at the date of the execution of this Indenture any such person was not such an officer.

                  Section 2.05. Exchange and Registration of Transfer of Notes; Restrictions on Transfer.

(a) The Company shall cause to be kept at the Corporate Trust Office a register (the register maintained in such office and in any other office or agency of the Company designated pursuant to Section 6.02 being herein sometimes collectively referred to as the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Notes and of transfers of Notes. The Note Register shall be in written form or in any form capable of being converted into written form within a reasonably prompt period of time. The Trustee is hereby appointed "Note Registrar" for the purpose of registering Notes and transfers of Notes as herein provided. The Company may appoint one or more co-registrars in accordance with Section 6.02.

                  Upon surrender for registration of transfer of any Note to the Note Registrar or any co-registrar, and satisfaction of the requirements for such transfer set forth in this Section 2.05, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of any authorized denominations and of a like aggregate principal amount and bearing such restrictive legends as may be required by this Indenture.

                  Notes may be exchanged for other Notes of any authorized denominations and of a like aggregate principal amount, upon surrender of the Notes to be exchanged at any such office or agency maintained by the Company pursuant to Section 6.02. Whenever any Notes are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Notes that the Noteholder making the exchange is entitled to receive bearing registration numbers not contemporaneously Outstanding.

                  All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

                  All Notes presented or surrendered for registration of transfer or for exchange, redemption, repurchase or conversion shall (if so required by the Company or the Note Registrar) be duly endorsed, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Company, and the Notes shall be duly executed by the Noteholder thereof or his attorney duly authorized in writing.

                  No service charge shall be made to any holder for any registration of, transfer or exchange of Notes, but the Company and the Registrar may require payment by the holder of a sum sufficient to cover any tax, assessment or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes.
                  None of the Company, the Trustee or any Note Registrar shall be required to exchange or register a transfer of (a) any Notes for a period of fifteen (15) days preceding any mailing of a notice of redemption pursuant to
Section 3.02, (b) any Notes or portions thereof called for redemption pursuant to Section 3.01, (c) any Notes or portions thereof tendered for repurchase (and not withdrawn) pursuant to Section 3.05, (d) any Notes or portions thereof tendered for repurchase (and not withdrawn) pursuant to Section 3.06, or (e) any Notes or portions thereof surrendered for conversion pursuant to Article 17, except with respect to clauses (b), (c), (d) and (e), in the case of a partial redemption, repurchase or conversion, that portion of the Notes not being redeemed, repurchased or converted.

                  (b) The following provisions shall apply only to Global Notes:

                  (i) Each Global Note authenticated under this Indenture shall be registered in the name of the Depositary or a nominee thereof and delivered to such Depositary or a nominee thereof or Custodian therefor, and each such Global Note shall constitute a single Note for all purposes of this Indenture.

                  (ii) Notwithstanding any other provision in this Indenture, a Global Note may not be exchanged in whole or in part for registered Notes, and no transfer of a Global

     Note in whole or in part may be registered, provided that a Global
     Note may be exchanged for registered Notes, and a transfer of a Global Note may be registered, in the name of any Person designated by the Depositary (A) in the event that the Depositary (I) has notified the Company that it is unwilling or unable to continue as Depositary for such Global Note and a successor depositary has not been appointed by the Company within ninety (90) days or (II) has ceased to be a clearing agency registered under the Exchange Act and a successor clearing agency has not been appointed by the Company within ninety (90) days, (B) upon request by or on behalf of the Depositary or (C) to the extent permitted by the Depositary, the Company determines at any time that the Notes shall no longer be represented by Global Notes and shall inform such Depositary of such determination and participants in such Depository elect to withdraw their beneficial interests in the Global Notes from such Depository, following notification by the Depositary of their right to do so. Any Global Note exchanged pursuant to clause (A) above shall be so exchanged in whole and not in part, and any Global Note exchanged pursuant to clauses (B) or (C) above may be exchanged in whole or from time to time in part as directed by the Depositary. Any Note issued in exchange for a Global Note or any portion thereof shall be a Global Note; provided that any such Note so issued that is registered in the name of a Person other than the Depositary or a nominee thereof shall not be a Global Note.

                  (iii) Securities issued in exchange for a Global Note or any portion thereof pursuant to clause (ii) above shall be issued in definitive, fully registered form, without interest coupons, shall have an aggregate principal amount equal to that of such Global Note or portion thereof to be so exchanged, shall be registered in such names and be in such authorized denominations as the Depositary shall designate and shall bear any legends required hereunder. Any Global Note to be exchanged in whole shall be surrendered by the Depositary to the Trustee, as Note Registrar. With regard to any Global Note to be exchanged in part, either such Global Note shall be so surrendered for exchange or, if the Trustee is acting as Custodian for the Depositary or its nominee with respect to such Global Note, the principal amount thereof shall be reduced, by an amount equal to the portion thereof to be so exchanged, by means of an appropriate adjustment made on the records of the Trustee. Upon any such surrender or adjustment, the Trustee shall authenticate and make available for delivery the Note issuable on such exchange to or upon the written order of the Depositary or an authorized representative thereof.

                  (iv) In the event of the occurrence of any of the events specified in clause (ii) above, the Company will promptly make available to the Trustee a reasonable supply of certificated Notes in definitive, fully registered form, without interest coupons.

                  (v) Neither any members of, or participants in, the Depositary ("Agent Members") nor any other Persons on whose behalf Agent Members may act shall have any rights under this Indenture with respect to any Global Note registered in the name of the Depositary or any nominee thereof, and the Depositary or such nominee, as the case may be, may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner and holder of such Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or such nominee, as the case may be, or impair, as between the Depositary, its Agent Members and any other Person on whose behalf an Agent Member may act, the operation of customary practices of such Persons governing the exercise of the rights of a holder of any Note.

                  (vi) At such time as all interests in a Global Note have been redeemed, repurchased, converted, cancelled or exchanged for Notes in certificated form, such Global Note shall, upon receipt thereof, be cancelled by the Trustee in accordance with standing procedures and instructions existing between the Depositary and the Custodian. At any time prior to such cancellation, if any interest in a Global Note is redeemed, repurchased, converted, cancelled or exchanged for Notes in certificated form, the principal amount of such Global Note shall, in accordance with the standing procedures and instructions existing between the Depositary and the Custodian, be appropriately reduced, and an endorsement shall be made on such Global Note, by the Trustee or the Custodian, at the direction of the Trustee, to reflect such reduction.

                  (c) Every Note that bears or is required under this Section 2.05(c) to bear the legend set forth in this Section 2.05(c) (together with any Common Stock issued upon conversion of the Notes and required to bear the legend set forth in Section 2.05(c), collectively, the "Restricted Securities") shall be subject to the restrictions on transfer set forth in this Section 2.05(c) (including those set forth in the legend below) unless such restrictions on transfer shall be waived by written consent of the Company, and the holder of each such Restricted Security, by such Noteholder's acceptance thereof, agrees to be bound by all such restrictions on transfer. As used in Section 2.05(c) and 2.05(d), the term "Transfer" encompasses any sale, pledge, loan, transfer or other disposition whatsoever of any Restricted Security or any interest therein.

                  Until the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor provision), any certificate evidencing such Note (and all securities issued in exchange therefor or substitution thereof) and the Common Stock, if any, issued upon conversion thereof, shall bear a legend in substantially the following form, unless (a) such Note or Common Stock has been sold pursuant to (1) a registration statement that has been declared effective under the Securities Act (and that continues to be effective at the time of such transfer) or (2) Rule 144 under the Securities Act or any similar provision then in force, or (b) otherwise agreed by the Company in writing, with written notice thereof to the
Trustee:

                  THIS SECURITY AND THE SHARES OF COMMON STOCK, IF ANY, ISSUABLE UPON CONVERSION OF THIS SECURITY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY, THE SHARES OF COMMON STOCK, IF ANY, ISSUABLE UPON CONVERSION OF THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN OR THEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

                  THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE LAST DATE ON WHICH THE 4% CONVERTIBLE SUBORDINATED NOTES DUE 2026 OF CONEXANT SYSTEMS, INC. (THE "COMPANY") WERE ORIGINALLY ISSUED AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY) ONLY (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHICH NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (C) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT OR (D) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE RIGHTS OF THE COMPANY AND THE WITHIN MENTIONED TRUSTEE PRIOR TO THE REGISTRATION OF ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (B), (C) OR (D) TO REQUIRE A DULY COMPLETED AND SIGNED CERTIFICATE (THE FORM OF WHICH IS AVAILABLE FROM THE COMPANY OR THE TRUSTEE) AND IN THE CASE OF CLAUSE (D) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND IN EACH OF THE FOREGOING CASES, A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

                  Any Note (or security issued in exchange or substitution therefor) or such Common Stock as to which such restrictions on transfer shall have expired in accordance with their terms or as to conditions for removal of the foregoing legend set forth therein have been satisfied may, upon surrender of such Note or certificates representing such shares of Common Stock for exchange to the Note Registrar or transfer agent of the Common Stock in accordance with the provisions of this Section 2.05, be exchanged for a new Note or Notes, of like tenor and aggregate principal amount, or certificates representing a like number of shares of Common Stock that shall not bear the restrictive legend required by this Section 2.05(c). If the Restricted Security surrendered for exchange is represented by a Global Note bearing the legend set forth in this Section 2.05(c), the principal amount of the legended Global Note shall be reduced by the appropriate principal amount and the principal amount of a Global Note without the legend set forth in this Section 2.05(c) shall be increased by an equal principal amount. If a Global Note without the legend set forth in this Section 2.05(c) is not then Outstanding, the Company shall execute and the Trustee shall authenticate and deliver an unlegended Global Note to the Depositary.

                  (d) Any Note or Common Stock, if any, issued upon the conversion of a Note that, prior to the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor provision), is purchased or owned by the Company or any Affiliate thereof may not be resold by the Company or such Affiliate unless registered under the Securities Act or resold pursuant to an exemption from the registration requirements of the Securities Act in a transaction that results in such Notes or Common Stock, as the case may be, no longer being "Restricted Securities" (as defined under Rule 144).

                  (e) The Company and the Trustee shall have no responsibility or obligation to any Agent Members or any other Person with respect to the accuracy of the books or records, or the acts or omissions, of the Depositary or its nominee or of any participant or member thereof, with respect to any ownership interest in the Notes, with respect to performance by the Depositary or any Agent Members of their respective obligations under the rules and procedures governing their operations or with respect to the delivery to any Agent Member or other Person (other than the Depositary) of any notice (including any notice of redemption) or the payment of any amount, under or with respect to such Notes. All notices and communications to be given to the Noteholder and all payments to be made to Noteholders under the Notes shall be given or made only to or upon the order of the registered Noteholders (which shall be the Depositary or its nominee in the case of a Global Note). The rights of beneficial owners in any Global Note shall be exercised only through the Depositary subject to the customary procedures of the Depositary. The Company and the Trustee may rely and shall be fully protected in relying upon information furnished by the Depositary with respect to its Agent Members.

                  The Company and the Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Note (including any transfers between or among Agent Members in any Global Indenture) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

                  Section 2.06. Mutilated, Destroyed, Lost or Stolen Notes. In case any Note shall become mutilated or be destroyed, lost or stolen, the Company in its discretion may execute, and upon the written order of the Company signed by its Chairman of the Board, Chief Executive Officer, President or any Vice President, the Treasurer or any Assistant Treasurer or the Secretary or Assistant Secretary, the Trustee or an authenticating agent appointed by the Trustee shall authenticate and make available for delivery, a new Note, bearing a number not contemporaneously Outstanding, in exchange and substitution for the mutilated Note, or in lieu of and in substitution for the Note so destroyed, lost or stolen. In every case, the applicant for a substituted Note shall furnish to the Company, to the Trustee and, if applicable, to such authenticating agent such security or indemnity as may be required by them to save each of them harmless for any loss, liability, cost or expense caused by or connected with such substitution, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company, to the Trustee and, if applicable, to such authenticating agent evidence to their satisfaction of the destruction, loss or theft of such Note and of the ownership thereof.

                  Following receipt by the Trustee or such authenticating agent, as the case may be, of satisfactory security or indemnity and evidence, as described in the preceding paragraph, the Trustee or such authenticating agent may authenticate any such substituted Note and make available for delivery such Note. Upon the issuance of any substituted Note, the Company may require the payment by the holder of a sum sufficient to cover any tax, assessment or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith. In case any Note that has matured or is about to mature or has been called for redemption or has been tendered for redemption upon a Fundamental Change (and not withdrawn) or has been surrendered for repurchase on a Repurchase Date (and not withdrawn) or is to be converted pursuant to Article 17 shall become mutilated or be destroyed, lost or stolen, the Company may, instead of issuing a substitute Note, pay or authorize the payment of or convert or authorize the conversion of the same (without surrender thereof except in the case of a mutilated Note), as the case may be, if the applicant for such payment or conversion shall furnish to the Company, to the Trustee and, if applicable, to such authenticating agent such security or indemnity as may be required by them to save each of them harmless for any loss, liability, cost or expense caused by or in connection with such substitution, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company, the Trustee and, if applicable, any paying agent or conversion agent evidence to their satisfaction of the destruction, loss or theft of such Note and of the ownership thereof.

                  Every substitute Note issued pursuant to the provisions of this Section 2.06 by virtue of the fact that any Note is destroyed, lost or stolen shall constitute an additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Note shall be found at any time, and shall be entitled to all the benefits of (but shall be subject to all the limitations set forth in) this Indenture equally and proportionately with any and all other Notes duly issued hereunder. To the extent permitted by law, all Notes shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement or payment or conversion or redemption or repurchase of mutilated, destroyed, lost or stolen Notes and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment or conversion or redemption or repurchase of negotiable instruments or other securities without their surrender.

                  Section 2.07. Temporary Notes. Pending the preparation of Notes in certificated form, the Company may execute and the Trustee or an authenticating agent appointed by the Trustee shall, upon the written request of the Company, authenticate and deliver temporary Notes (printed or lithographed). Temporary Notes shall be issuable in any authorized denomination, and substantially in the form of the Notes in certificated form, but with such omissions, insertions and variations as may be appropriate for temporary Notes, all as may be determined by the Company. Every such temporary Note shall be executed by the Company and authenticated by the Trustee or such authenticating agent upon the same conditions and in substantially the same manner, and with the same effect, as the Notes in certificated form. Without unreasonable delay, the Company will execute and deliver to the Trustee or such authenticating agent Notes in certificated form and thereupon any or all temporary Notes may be surrendered in exchange therefor, at each office or agency maintained by the Company pursuant to Section 6.02 and the Trustee or such authenticating agent shall authenticate and make available for delivery in exchange for such temporary Notes an equal aggregate principal amount of Notes in certificated form. Such exchange shall be made by the Company at its own expense and without any charge therefor. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits and subject to the same limitations under this Indenture as Notes in certificated form authenticated and delivered hereunder.

                  Section 2.08. Cancellation of Notes. All Notes surrendered for the purpose of payment, redemption, repurchase, conversion, exchange or registration of transfer shall, if surrendered to the Company or any paying agent or any Note Registrar or any conversion agent, be surrendered to the Trustee and promptly cancelled by it, or, if surrendered to the Trustee, shall be promptly cancelled by it, and no Notes shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. The Trustee shall dispose of such cancelled Notes in accordance with its customary procedures. If the Company shall acquire any of the Notes, such acquisition shall not operate as a redemption, repurchase or satisfaction of the indebtedness represented by such Notes unless and until the same are delivered to the Trustee for cancellation.

                  Section 2.09. CUSIP Numbers. The Company in issuing the Notes may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Noteholders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Notes or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Notes, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee in writing of any change in the "CUSIP" numbers.

                                   ARTICLE 3

                       REDEMPTION AND REPURCHASE OF NOTES

                  Section 3.01. Redemption of Notes. The Company may not redeem any Notes prior to March 1, 2011. On or after March 1, 2011, and prior to maturity, the Notes may be redeemed at any time or from time to time at the option of the Company, in whole or in part. Upon any redemption pursuant to this
Section 3.01, the Company shall provide the notice required by Section 3.02 hereof and shall pay a redemption price in cash equal to 100% of the principal amount of the Notes being redeemed, together with accrued and unpaid Interest and Additional Amounts, if any, to, but excluding, the date fixed for redemption; provided that if the date fixed for redemption falls after a record date and on or prior to the corresponding interest payment date, then the Interest and Additional Amounts, if any, payable on such interest payment date shall be paid to the holders of record of the Notes at the close of business on the applicable record date instead of the holders surrendering the Notes for redemption.

                  Section 3.02. Notice of Optional Redemption; Selection of Notes. In case the Company shall desire to exercise the right to redeem all or, as the case may be, any part of the Notes pursuant to Section 3.01, it shall fix a date for redemption and it or, at its written request (which may be revoked at any time prior to the time on which the Trustee has given notice to the holders of the Notes) received by the Trustee not fewer than forty-five (45) days prior (or such shorter period of time as may be acceptable to the Trustee) to the date fixed for redemption, the Trustee in the name of and at the expense of the Company, shall mail or cause to be mailed a notice of such redemption not fewer than thirty (30) nor more than sixty (60) days prior to the redemption date to each holder of Notes so to be redeemed as a whole or in part at its last address as the same appears on the Note Register; provided that if the Company shall give such notice, it shall also give written notice of the redemption date to the Trustee. Such mailing shall be by first class mail. The notice, if mailed in the manner herein provided, shall be conclusively presumed to have been duly given, whether or not the holder receives such notice. In any case, failure to give such notice by mail or any defect in the notice to the holder of any Note designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Note. Concurrently with, or promptly following, the mailing of any such notice of redemption, the Company shall issue a press release announcing such redemption, the form and content of which press release shall be determined by the Company in its sole discretion. The failure to issue any such press release or any defect therein shall not affect the validity of the redemption notice or any of the proceedings for the redemption of any Note called for redemption.

                  Each such notice of redemption shall specify the aggregate principal amount of Notes to be redeemed, the CUSIP number or numbers, if any, of the Notes being redeemed, the date fixed for redemption (which shall be a Business Day), the redemption price at which Notes are to be redeemed, the place or places of payment, that payment will be made upon presentation and surrender of such Notes, that Interest and Additional Amounts, if any, accrued and unpaid to the date fixed for redemption will be paid as specified in said notice, and that on and after said date Interest and Additional Amounts, if any, thereon or on the portion thereof to be redeemed will cease to accrue. Such notice shall also state the current Conversion Rate and the date on which the right to convert such Notes pursuant to Article 17 will expire. If fewer than all the Outstanding Notes are to be redeemed, the notice of redemption shall identify the Notes to be redeemed (including CUSIP numbers, if any). In case any Note is to be redeemed in part only, the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that, on and after the redemption date, upon surrender of such Note, a new Note or Notes in principal amount equal to the unredeemed portion thereof will be issued.

                  On or prior to the redemption date specified in the notice of redemption given as provided in this Section 3.02, the Company will deposit with the Trustee or with one or more paying agents (or, if the Company is acting as its own paying agent, set aside, segregate and hold in trust as provided in
Section 6.04) an amount of money in immediately available funds sufficient to redeem on the redemption date all the Notes (or portions thereof) so called for redemption (other than those theretofore surrendered for conversion pursuant to Article 17) at the appropriate redemption price, together with accrued and unpaid Interest and Additional Amounts, if any, to, but excluding, the redemption date; provided that if such payment is made on the redemption date it must be received by the Trustee or paying agent, as the case may be, by 10:00 a.m. New York City time on such date. The Company shall be entitled to retain any interest, yield or gain on amounts deposited with the Trustee or any paying agent pursuant to this Section 3.02 in excess of amounts required hereunder to pay the redemption price and accrued and unpaid Interest and Additional Amounts, if any, to, but excluding, the redemption date. If any Note called for redemption is converted pursuant hereto prior to such redemption date, any money deposited with the Trustee or any paying agent or so segregated and held in trust for the redemption of such Note shall be paid to the Company upon its written request, or, if then held by the Company, shall be discharged from such trust. Whenever any Notes are to be redeemed, the Company will give the Trustee written notice in the form of an Officers' Certificate not fewer than forty-five (45) days (or such shorter period of time as may be acceptable to the Trustee) prior to the redemption date as to the aggregate principal amount of Notes to be redeemed.

                  If less than all of the Outstanding Notes are to be redeemed, the Trustee shall select the Notes to be redeemed (in principal amounts of $1,000 or multiples thereof) by lot, on a pro rata basis or by another method the Trustee deems fair and appropriate. If any Note selected for partial redemption is submitted for conversion in part after such selection, the portion of such Note submitted for conversion shall be deemed (so far as may be possible) to be part of the portion to be selected for redemption. The Notes (or portions thereof) so selected shall be deemed duly selected for redemption for all purposes hereof, notwithstanding that any such Note is submitted for conversion in part before the mailing of the notice of redemption.

                  Upon any redemption of less than all of the Outstanding Notes, the Company and the Trustee may (but need not), solely for purposes of determining the pro rata allocation among such Notes as are unconverted and Outstanding at the time of redemption, treat as Outstanding any Notes surrendered for conversion during the period of fifteen (15) days next preceding the mailing of a notice of redemption and may (but need not) treat as Outstanding any Note authenticated and delivered during such period in exchange for the unconverted portion of any Note converted in part during such period.

                  Section 3.03. Payment of Notes Called for Redemption by the Company. If notice of redemption has been given as provided in Section 3.02, the Notes or portion of Notes with respect to which such notice has been given shall, unless converted pursuant to Article 17, become due and payable on the date fixed for redemption and at the place or places stated in such notice at a redemption price in cash equal to 100% of the principal amount of Notes being redeemed, together with Interest and Additional Amounts, if any, accrued and unpaid to (but excluding) the redemption date, and on and after said date (unless the Company shall default in the payment of such Notes at the redemption price, together with Interest and Additional Amounts, if any, accrued to said date) Interest and Additional Amounts, if any, on the Notes or portion of Notes so called for redemption shall cease to accrue and, after the close of business on the Business Day immediately preceding the redemption date (unless the Company shall default in the payment of such Notes at the redemption price, together with Interest and Additional Amounts, if any, accrued to said date), such Notes shall cease to be convertible pursuant to Article 17 and, except as provided in Section 9.05, to be entitled to any benefit or security under this Indenture, and the holders thereof shall have no right in respect of such Notes except the right to receive the redemption price thereof and accrued and unpaid Interest and Additional Amounts, if any, to (but excluding) the redemption date; provided that if the date fixed for redemption falls after a record date and on or prior to the corresponding interest payment date, then the Interest and Additional Amounts, if any, payable on such interest payment date shall be paid to the holders of record of the Notes at the close of business on the applicable record date instead of the holders surrendering the Notes for redemption. On presentation and surrender of such Notes at a place of payment in said notice specified, the said Notes or the specified portions thereof shall be paid and redeemed by the Company at the applicable redemption price, together with Interest and Additional Amounts, if any, accrued and unpaid thereon to, but excluding, the redemption date; provided that if the date fixed for redemption falls after a record date and on or prior to the corresponding interest payment date, then the Interest and Additional Amounts, if any, payable on such interest payment date shall be paid to the holders of record of the Notes at the close of business on the applicable record date instead of the holders surrendering the Notes for redemption.

                  Upon presentation of any Note redeemed in part only, the Company shall execute and, upon the request of the Company, the Trustee shall authenticate and make available for delivery to the holder thereof, at the expense of the Company, a new Note or Notes, of authorized denominations, in principal amount equal to the unredeemed portion of the Notes so presented.

                  Notwithstanding the foregoing, no Notes may be redeemed under this Section 3.03, and neither the Company nor the Trustee shall mail any notice of redemption, during the continuance of a default in payment of Interest or Additional Amounts, if any, on the Notes.

                  Section 3.04. [Reserved]

                  Section 3.05. Repurchase of Notes by the Company at Option of Holders upon a Fundamental Change. (a) If there shall occur a Fundamental Change at any time prior to maturity of the Notes, then each Noteholder shall have the right, at such holder's option, to require the Company to repurchase all of such holder's Notes, or any portion thereof that is an integral multiple of $1,000 principal amount, on a date designated by the Company (the "Fundamental Change Repurchase Date") that is not less than fifteen (15) nor more than thirty (30) days after the date of the Fundamental Change Notice for such Fundamental Change at a repurchase price in cash equal to 100% of the principal amount thereof, together with accrued and unpaid Interest and Additional Amounts, if any, to, but excluding, the Fundamental Change Repurchase Date (such price to be paid promptly following the later of the Business Day immediately following the Fundamental Change Repurchase Date and the time of book-entry transfer or delivery of the Notes); provided that if such Fundamental Change Repurchase Date falls after a record date and on or prior to the corresponding interest payment date, then the Interest and Additional Amounts, if any, payable on such interest payment date shall be paid to the holders of record of the Notes at the close of business on the applicable record date instead of the holders surrendering the Notes for repurchase.

                  (b) On or before the 20th day after the occurrence of a Fundamental Change, the Company or at its written request (which must be received by the Trustee at least five (5) Business Days prior to the date the Trustee is requested to give notice as described below, unless the Trustee shall agree in writing to a shorter period), the Trustee, in the name of and at the expense of the Company, shall mail or cause to be mailed to all holders of record on the date of the Fundamental Change a notice (the "Fundamental Change Notice") of the occurrence of such Fundamental Change and of the repurchase right at the option of the holders arising as a result thereof. Such notice shall be mailed in the manner and with the effect set forth in the first paragraph of Section 3.02 (without regard for the time limits set forth therein). If the Company shall give such notice, the Company shall also deliver a copy of the Fundamental Change Notice to the Trustee or to any other paying agent appointed by the Company at such time as it is mailed to Noteholders. Concurrently with, or promptly following, the mailing of any Fundamental Change Notice, the Company shall issue a press release announcing such Fundamental Change referred to in the Fundamental Change Notice, the form and content of which press release shall be determined by the Company in its sole discretion, and the Company shall use its reasonable efforts to publish such information on its website or through such other public medium as the Company shall deem appropriate at such time. The failure to issue any such press release or otherwise publish such information or any defect therein shall not affect the validity of the Fundamental Change Notice or any proceedings for the repurchase of any Note that any Noteholder may elect to have the Company repurchase as provided in this Section 3.05.

                  Each Fundamental Change Notice shall specify the circumstances constituting the Fundamental Change, the Fundamental Change Repurchase Date, the price at which the Company shall be obligated to repurchase Notes, that the holder must exercise the repurchase right on or prior to the close of business on the fifth Business Day prior to the Fundamental Change Repurchase Date (the "Fundamental Change Expiration Time"), that the holder shall have the right to withdraw any Notes surrendered prior to the Fundamental Change Expiration Time, if the Notes are then convertible, that Notes as to which an Option to Elect Repurchase upon a Fundamental Change has been given may be converted only if the Option to Elect Repurchase upon a Fundamental Change is withdrawn in accordance with the terms of this Indenture, a description of the procedure that a Noteholder must follow to exercise such repurchase right and to withdraw any surrendered Notes, the place or places where the holder is to surrender such holder's Notes, the amount of Interest and Additional Amounts, if any, accrued and unpaid on each Note to the Fundamental Change Repurchase Date and the CUSIP number or numbers of the Notes (if then generally in use).

                  No failure of the Company to give the foregoing notices and no defect therein shall limit the Noteholders' repurchase rights or affect the validity of the proceedings for the repurchase of the Notes pursuant to this
Section 3.05.

                  (c) Repurchases of Notes under this Section 3.05 shall be made upon:

                  (i) delivery to the Trustee at the Corporate Trust Office of the Trustee (or other paying agent appointed by the Company) by a holder of a duly completed and executed notice (the "Option to Elect Repurchase upon a Fundamental Change") which, with respect to Notes in certificated form, shall be in the form set forth on the reverse of the Note, and which, with respect to Notes not in certificated form, shall comply with appropriate Depositary procedures, in each case prior to the Fundamental Change Expiration Time; and

                  (ii) delivery or book-entry transfer of the Notes to the Trustee (or other paying agent appointed by the Company) at any time after delivery of the Option to Elect Repurchase upon a Fundamental Change (together with all necessary endorsements), but prior to the Fundamental Change Repurchase Date, at the Corporate Trust Office of the Trustee (or other paying agent appointed by the Company) as provided in Section 6.02, such delivery being a condition to receipt by the holder of the repurchase price therefor; provided that such repurchase price shall be so paid pursuant to this Section 3.05 only if the Note so delivered to the Trustee (or other paying agent appointed by the Company) shall conform in all respects to the description thereof in the related Option to Elect Repurchase upon a Fundamental Change.

                  The Company shall purchase from the holder thereof, pursuant to this Section 3.05, a portion of a Note, if the principal amount of such portion is $1,000 or a whole multiple of $1,000. Provisions of this Indenture that apply to the purchase of all of a Note also apply to the purchase of such portion of such Note.

                  Upon presentation of any Note repurchased in part only, the Company shall execute and, upon the Company's written direction to the Trustee, the Trustee shall authenticate and make available for delivery to the holder thereof, at the expense of the Company, a new Note or Notes, of authorized denominations, in aggregate principal amount equal to the portion of the Notes presented that was not repurchased.

                  Notwithstanding anything herein to the contrary, any holder delivering to the Trustee (or other paying agent appointed by the Company) the Option to Elect Repurchase Upon a Fundamental Change contemplated by this
Section 3.05 shall have the right to withdraw such Option to Elect Repurchase upon a Fundamental Change at any time prior to the close of business on the Fundamental Change Repurchase Date by delivery of a written notice of withdrawal to the Trustee (or other paying agent appointed by the Company) in accordance with Section 3.05(d) below. Notes in respect of which an Option to Elect Repurchase upon a Fundamental Change has been given by the holder thereof may not be converted pursuant to Article 17 hereof on or after the date of the delivery of such Option to Elect Repurchase upon a Fundamental Change unless such Option to Elect Repurchase upon a Fundamental Change has first been validly withdrawn. The Trustee (or other paying agent appointed by the Company) shall promptly notify the Company of the receipt by it of any Option to Elect Repurchase upon a Fundamental Change or written notice of withdrawal thereof.

                  All questions as to the validity, eligibility (including time of receipt) and acceptance of any Note for repurchase shall be determined by the Company, whose determination shall be final and binding absent manifest error.

                  (d) An Option to Elect Repurchase upon a Fundamental Change may be withdrawn by means of a written notice of withdrawal delivered to the Corporate Trust Office of the Trustee (or other paying agent appointed by the Company) in accordance with the Option to Elect Repurchase upon a Fundamental Change at any time prior to the close of business on the Fundamental Change Repurchase Date, which, with respect to Notes not in certificated form, shall comply with appropriate Depositary procedures and which, with respect to Notes that are in certificated form, shall specify:

                  (i) the principal amount of the Note with respect to which such notice of withdrawal is being submitted,

                  (ii) the certificate number, if any, of the Note in respect of which such notice of withdrawal is being submitted, and

                  (iii) the principal amount, if any, of such Note that remains subject to the original Option to Elect Repurchase Upon a Fundamental Change;

                  (e) On or prior to the Fundamental Change Repurchase Date, the Company shall deposit with the Trustee or with one or more paying agents (or, if the Company is acting as its own paying agent, set aside, segregate and hold in trust as provided in Section 6.04) an amount of money sufficient to repurchase on the Fundamental Change Repurchase Date all the Notes to be repurchased on such date at the appropriate repurchase price, together with accrued and unpaid Interest and Additional Amounts, if any, to, but excluding, the Fundamental Change Repurchase Date; provided that if such payment is made on the Fundamental Change Repurchase Date it must be received by the Trustee or paying agent, as the case may be, by 10:00 a.m. New York City time, on such date. Payment for Notes surrendered for repurchase (and not withdrawn) prior to the Fundamental Change Expiration Time will be made promptly (but in no event more than five (5) Business Days) following the later of (x) the Business Day immediately following the Fundamental Change Repurchase Date, and (y) the time of book-entry transfer or delivery of the Note surrendered for repurchase, by (i) mailing checks for the amount payable to the holders of such Notes entitled thereto as they shall appear in the Note Register or (ii) on any Global Note by wire transfer of immediately available funds to the account of the Depositary or its nominee.

                  If on the Business Day immediately following the Fundamental Change Repurchase Date the Trustee or other paying agent appointed by the Company, or the Company if the Company is acting as the paying agent, holds money sufficient to repurchase all the Notes or portions thereof that are to be purchased as of the Fundamental Change Repurchase Date, then, on and after the Fundamental Change Repurchase Date (i) the Notes will cease to be Outstanding,
(ii) Interest and Additional Amounts, if any, on the Notes will cease to accrue, and (iii) all other rights of the holders of such Notes will terminate, whether or not book-entry transfer of the Notes has been made or the Notes have been delivered to the Trustee or paying agent, other than the right to receive the repurchase price upon delivery of the Notes.

                  (f) Notwithstanding the foregoing, Notes may not be purchased by the Company at the option of the holders pursuant to this Section 3.05 if there has occurred and is continuing an Event of Default with respect to the Notes, other than a default in the payment of the Fundamental Change purchase price with respect to the Notes.

                  (g) The Company will comply with the provisions of Rule 13e-4, Rule 14e-1 and any other tender offer rules under the Exchange Act to the extent applicable and file a Schedule TO or any other required schedule or form under the Exchange Act to the extent then applicable in connection with the repurchase rights of the holders of Notes in the event of a Fundamental Change.

                  Section 3.06. Repurchase of Notes by the Company at Option of the Holder. (a) Notes shall be purchased by the Company pursuant to the terms of the Notes at the option of the holder on each of March 1, 2011, March 1, 2016, and March 1, 2021 (each a "Repurchase Date"), at a purchase price in cash equal to 100% of the principal amount, plus any accrued and unpaid Interest and Additional Amounts, if any, to, but excluding, the Repurchase Date (such price to be paid promptly following the later of the Business Day immediately following the Repurchase Date and the time of book-entry transfer or delivery of the Notes); provided that if such Repurchase Date falls after a record date and on or prior to the corresponding interest payment date, then the Interest and Additional Amounts, if any, payable on such interest payment date shall be paid to the holders of record of the Notes at the close of business on the applicable record date instead of the holders surrendering the Notes for repurchase.

                  (b) Repurchases of Notes under this Section 3.06 shall be made upon:

                  (i) delivery to the Trustee (or other paying agent appointed by the Company) by a holder of a duly completed and executed notice (the "Repurchase Notice") which, with respect to Notes in certificated form, shall be in the form set forth on the reverse of the Note and which, with respect to Notes not in certificated form, shall comply with appropriate Depositary procedures, in each case during the period beginning at any time from the opening of business on the date that is twenty (20) Business Days prior to the Repurchase Date until the close of business on the Repurchase Date; and

                  (ii) delivery or book-entry transfer of the Notes to the Trustee (or other paying agent appointed by the Company) at any time after delivery of the Repurchase Notice (together with all necessary endorsements), but prior to the Repurchase Date, at the Corporate Trust Office of the Trustee (or other paying agent appointed by the Company) in the Borough of Manhattan as provided in Section 6.02, such delivery being a condition to receipt by the holder of the purchase price therefor; provided that such purchase price shall be so paid pursuant to this Section 3.06 only if the Note so delivered to the Trustee (or other paying agent appointed by the Company) shall conform in all respects to the description thereof in the related Repurchase Notice.

                  The Company shall purchase from the holder thereof, pursuant to this Section 3.06, a portion of a Note, if the principal amount of such portion is $1,000 or a whole multiple of $1,000. Provisions of this Indenture that apply to the purchase of all of a Note also apply to the purchase of such portion of such Note.

                  Upon presentation of any Note repurchased in part only, the Company shall execute and, upon the Company's written direction to the Trustee, the Trustee shall authenticate and make available for delivery to the holder thereof, at the expense of the Company, a new Note or Notes, of authorized denominations, in aggregate principal amount equal to the portion of the Notes presented that was not repurchased.

                  Any purchase by the Company contemplated pursuant to the provisions of this Section 3.06 shall be consummated by the delivery of the consideration to be received by the holder promptly following the later of the Business Day immediately following the Repurchase Date and the time of the book-entry transfer or delivery of the Note.

                  Notwithstanding anything herein to the contrary, any holder delivering to the Trustee (or other paying agent appointed by the Company) the Repurchase Notice contemplated by this Section 3.06 shall have the right to withdraw such Repurchase Notice at any time prior to the close of business on the Repurchase Date by delivery of a written notice of withdrawal to the Trustee (or other paying agent appointed by the Company) in accordance with Section 3.08.

                  The Trustee (or other paying agent appointed by the Company) shall promptly notify the Company of the receipt by it of any Repurchase Notice or written notice of withdrawal thereof.

                  The Notes to be repurchased on the Repurchase Date pursuant to
Section 3.06 will be paid for in cash.

                  Section 3.07. Company Repurchase Notice.

                  (a) At least five (5) Business Days before the Company Repurchase Notice Date, the Company shall deliver an Officers' Certificate to the Trustee specifying:

(i) the information required by Section 3.07(b) in the Company Repurchase Notice, and

(ii) whether the Company desires the Trustee to give the Company Repurchase Notice required by Section 3.07(b).

                  (b) In connection with any repurchase of Notes under Section 3.06, the Company shall, no less than twenty (20) Business Days prior to the Repurchase Date (the "Company Repurchase Notice Date"), give notice to holders at their addresses shown in the Note Register setting forth information specified in this Section 3.07(b) (the "Company Repurchase Notice"). The Company shall also give notice to beneficial owners as required by applicable law.

                  The Company Repurchase Notice shall:

                  (1) state the repurchase price and the Repurchase Date to which the Company Repurchase Notice relates;

                  (2) include a form of Repurchase Notice;

                  (3) state the name and address of the Trustee (or other paying agent or conversion agent appointed by the Company);

                  (4) state that Notes must be surrendered to the Trustee (or other paying agent appointed by the Company) to collect the purchase price;

                  (5) if the Notes are then convertible, state that Notes as to which a Repurchase Notice has been given may be converted only if the Repurchase Notice is withdrawn in accordance with the terms of this Indenture; and

                  (6) state the CUSIP number of the Notes (if then generally in use).

The Company Repurchase Notice may be given by the Company or, at the Company's written request, the Trustee shall give such Company Repurchase Notice in the Company's name and at the Company's expense.

                  (c) The Company will comply with the provisions of Rule 13e-4, Rule 14e-1 and any other tender offer rules under the Exchange Act to the extent applicable and file a Schedule TO or any other required schedule or form under the Exchange Act to the extent applicable in connection with the repurchase rights of the holders of Notes.

                  Section 3.08. Effect of Repurchase Notice. Upon receipt by the Trustee (or other paying agent appointed by the Company) of the Repurchase Notice specified in Section 3.06, the holder of the Note in respect of which such Repurchase Notice was given shall (unless such Repurchase Notice is validly withdrawn) thereafter be entitled to receive solely the purchase price with respect to such Note. Such purchase price shall be paid to such holder, subject to receipt of funds and/or Notes by the Trustee (or other paying agent appointed by the Company), promptly following the later of (x) the Business Day immediately following the Repurchase Date with respect to such Note (provided the holder has satisfied the conditions in Section 3.06) and (y) the time of book entry transfer or delivery of such Note to the Trustee (or other paying agent appointed by the Company) by the holder thereof in the manner required by
Section 3.06. Notes in respect of which a Repurchase Notice has been given by the holder thereof may not be converted pursuant to Article 17 hereof on or after the date of the delivery of such Repurchase Notice unless such Repurchase Notice has first been validly withdrawn.

                  A Repurchase Notice may be withdrawn by means of a written notice of withdrawal delivered to the office of the Trustee (or other paying agent appointed by the Company) in accordance with the Repurchase Notice at any time prior to the close of business on the Repurchase Date, which, with respect to Notes not in certificated form, shall comply with appropriate Depositary procedures and which, with respect to Notes in certificated form, shall specify:

                  (a) the principal amount of the Note with respect to which such notice of withdrawal is being submitted,

                  (b) the certificate number, if any, of the Note in respect of which such notice of withdrawal is being submitted, and

                  (c) the principal amount, if any, of such Note that remains subject to the original Repurchase Notice and that has been or will be delivered for purchase by the Company;

                  Section 3.09. Deposit of Repurchase Price.

                  (a) On or prior to the Repurchase Date, the Company will deposit with the Trustee or with one or more paying agents (or, if the Company is acting as its own paying agent, set aside, segregate and hold in trust as provided in Section 6.04) an amount of money sufficient to pay the aggregate purchase price of all the Notes or portions thereof that are to be purchased as of the Business Day immediately following the Repurchase Date; provided that if such payment is made on the Repurchase Date it must be received by the Trustee or paying agent, as the case may be, by 10:00 a.m. New York City time, on such date.

                  (b) If on the Business Day immediately following the Repurchase Date the Trustee or other paying agent appointed by the Company, or the Company if the Company is acting as the paying agent, holds cash sufficient to pay the aggregate purchase price of all the Notes, or portions thereof that are to be purchased as of the Repurchase Date, then, on and after the Repurchase Date (i) the Notes will cease to be

Outstanding, (ii) Interest and Additional Amounts, if any, on the Notes will cease to accrue, and (iii) all other rights of the holders of such Notes will terminate, whether or not book-entry transfer of the Notes has been made or the Notes have been delivered to the Trustee or paying agent, other than the right to receive the repurchase price upon delivery of the Notes.

                  Section 3.10. Notes Repurchased in Part. Upon presentation of any Note repurchased in part only, the Company shall execute and, upon the Company's written direction to the Trustee, the Trustee shall authenticate and make available for delivery to the holder thereof, at the expense of the Company, a new Note or Notes, of authorized denominations, in aggregate principal amount equal to the portion of the Notes presented that was not repurchased.

                  Section 3.11. Repayment to the Company. The Trustee (or other paying agent appointed by the Company) shall return to the Company any cash that remains unclaimed, together with Interest, if any, and Additional Amounts, if any, thereon, held by them for the payment of the repurchase price; provided that to the extent that the aggregate amount of cash deposited by the Company pursuant to Section 3.02, Section 3.05 and Section 3.09 exceeds the aggregate redemption price or purchase price, as the case may be, of the Notes or portions thereof that the Company is obligated to redeem or purchase as of the redemption date, the Fundamental Change Repurchase Date or the Repurchase Date, as the case may be, then, unless otherwise agreed in writing with the Company, promptly after the redemption date, the Business Day following the Fundamental Change Repurchase Date or the Business Day following the Repurchase Date, as the case may be, the Trustee shall return any such excess to the Company together with interest, if any, thereon.

                  Section 3.12. Acceleration; Payments to Noteholders. In the event of the acceleration of the Notes because of an Event of Default, no payment or distribution shall be made to the Trustee or any holder of Notes in respect of the principal of, Interest on, or Additional Amounts, if any, on, the Notes submitted for repurchase in accordance with Section 3.06, as provided in this Indenture, until such acceleration is rescinded in accordance with the terms of this Indenture.

                  Section 3.13. No Sinking Fund. The Notes are not subject to redemption through the operation of any sinking fund.

                                   ARTICLE 4

                             SUBORDINATION OF NOTES

                  Section 4.01. Agreement of Subordination.

                  The Company covenants and agrees, and each holder of Notes issued hereunder by its acceptance thereof likewise covenants and agrees, that all Notes shall be issued subject to the provisions of this Article 4, and each Person holding any Note, whether upon original issue or upon registration of transfer, assignment or exchange thereof, accepts and agrees to be bound by such provisions.

                  The payment of the principal of, premium, if any, and Interest and Additional Amounts, if any, on all Notes (including, but not limited to, the redemption price with respect to the Notes called or submitted for redemption in accordance with this Indenture) issued hereunder shall, to the extent and in the manner hereinafter set forth, be subordinated and subject in right of payment to the prior payment in full in cash or other payment satisfactory to the holders of Senior Indebtedness of all Senior Indebtedness, whether outstanding at the date of this Indenture or thereafter incurred.

                  No provision of this Article 4 shall prevent the occurrence of any default or Event of Default hereunder.

                  Section 4.02. Payments to Noteholders.

                  No payment shall be made with respect to the principal of, premium, if any, or Interest and Additional Amounts, if any, on the Notes (including, but not limited to, the redemption price with respect to the Notes to be called or submitted for redemption in accordance with this Indenture), except payments and distributions made by the Trustee as permitted by the first or second paragraph of Section 4.05, if:

                  (a) a default in the payment of principal, premium, if any, interest, rent or other obligations in respect of Senior Indebtedness occurs and is continuing beyond any applicable period of grace (a "Payment Default"); or

                  (b) a default, other than a Payment Default, on any Designated Senior Indebtedness occurs and is continuing that then permits holders of such Designated Senior Indebtedness to accelerate its maturity and the Trustee receives a notice of the default (a "Payment Blockage Notice") from a holder of Designated Senior Indebtedness, a Representative of Designated Senior Indebtedness or the Company (a "Non-Payment Default").

                  If the Trustee receives any Payment Blockage Notice pursuant to clause (b) above, no subsequent Payment Blockage Notice shall be effective for purposes of this Section 4.02 unless and until (A) at least 365 days shall have elapsed since the initial effectiveness of the immediately prior Payment Blockage Notice and (B) all scheduled payments of principal, premium, if any, and Interest and Additional Amounts, if any, on the Notes that have come due have been paid in full in cash. No Non-Payment Default that existed or was continuing on the date of delivery of any Payment Blockage Notice to the Trustee shall be, or be made, the basis for a subsequent Payment Blockage Notice.

                  The Company may and shall resume payments on and distributions in respect of the Notes upon:

                  (1) in the case of a Payment Default, the date upon which any such Payment Default is cured or waived or ceases to exist, or

                  (2) in the case of a Non-Payment Default, the earlier of (a) the date upon which such default is cured or waived or ceases to exist or
     (b) 179 days after the applicable Payment Blockage Notice is received by the Trustee, unless this Article 4 otherwise prohibits the payment or distribution at the time of such payment or distribution.

                  Upon any payment by the Company, or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to creditors upon any dissolution or winding up or liquidation or reorganization of the Company, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings, all amounts due or to become due upon all Senior Indebtedness shall first be paid in full in cash or other payment satisfactory to the holders of such Senior Indebtedness, or payment thereof in accordance with its terms provided for in cash or other payment satisfactory to the holders of such Senior Indebtedness before any payment is made on account of the principal of, premium, if any, or Interest and Additional Amounts, if any, on the Notes (except payments made pursuant to Section 6.04(c) from monies deposited with the Trustee pursuant thereto prior to commencement of proceedings for such dissolution, winding up, liquidation or reorganization), and upon any such dissolution or winding up or liquidation or reorganization of the Company or bankruptcy, insolvency, receivership or other proceeding, any payment by the Company, or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the holders of the Notes or the Trustee would be entitled, except for the provisions of this Article 4, shall (except as aforesaid) be paid by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, or by the holders of the Notes or by the Trustee under this Indenture if received by them or it, directly to the holders of Senior Indebtedness (pro rata to such holders on the basis of the respective amounts of Senior Indebtedness held by such holders, or as otherwise required by law or a court order) or their Representative or Representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any Senior Indebtedness may have been issued, as their respective interests may appear, to the extent necessary to pay all Senior Indebtedness in full in cash or other payment satisfactory to the holders of such Senior Indebtedness, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness, before any payment or distribution is made to the holders of the Notes or to the Trustee.

                  For purposes of this Article 4, the words, "cash, property or securities" shall not be deemed to include shares of stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated at least to the extent provided in this Article 4 with respect to the Notes to the payment of all Senior Indebtedness which may at the time be outstanding. The consolidation of the Company with, or the merger of the Company into, another Person or the liquidation or dissolution of the Company following the conveyance or transfer of its property as an entirety, or substantially as an entirety, to another Person upon the terms and conditions provided for in
Article 14 shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this Section 4.02 if such other Person shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions stated in Article 14.

                  In the event of the acceleration of the Notes because of an Event of Default, no payment or distribution shall be made to the Trustee or any holder of Notes in respect of the principal of, premium, if any, or Interest and Additional Amounts, if any, on the Notes

(including, but not limited to, the redemption price with respect to the Notes called for redemption or submitted for repurchase at the option of the holder, as the case may be, as provided in this Indenture), except payments and distributions made by the Trustee as permitted by the first or second paragraph of Section 4.05, until all Senior Indebtedness has been paid in full in cash or other payment satisfactory to the holders of Senior Indebtedness or such acceleration is rescinded in accordance with the terms of this Indenture. If payment of the Notes is accelerated because of an Event of Default, the Company or the Trustee shall promptly notify holders of Senior Indebtedness of the acceleration.

                  In the event that, notwithstanding the foregoing provisions, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (including, without limitation, by way of setoff or otherwise), prohibited by the foregoing provisions in this Section 4.02, shall be received by the Trustee or the holders of the Notes before all Senior Indebtedness is paid in full in cash or other payment satisfactory to the holders of such Senior Indebtedness, or provision is made for such payment thereof in accordance with its terms in cash or other payment satisfactory to the holders of such Senior Indebtedness, such payment or distribution shall be held in trust for the benefit of and shall be paid over or delivered to the holders of Senior Indebtedness or their Representative or Representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any Senior Indebtedness may have been issued, as their respective interests may appear, as calculated by the Company, for application to the payment of any Senior Indebtedness remaining unpaid to the extent necessary to pay all Senior Indebtedness in full in cash or other payment satisfactory to the holders of such Senior Indebtedness, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness.

                  Nothing in this Section 4.02 shall apply to claims of, or payments to, the Trustee under or pursuant to Section 9.06. This Section 4.02 shall be subject to the further provisions of Section 4.05.

                  Section 4.03. Subrogation of Notes.

                  Subject to the payment in full of all Senior Indebtedness, the rights of the holders of the Notes shall be subrogated to the extent of the payments or distributions made to the holders of such Senior Indebtedness pursuant to the provisions of this Article 4 (equally and ratably with the holders of all indebtedness of the Company that by its express terms, is subordinated to other indebtedness of the Company to substantially the same extent as the Notes are subordinated and is entitled to like rights of subrogation) to the rights of the holders of Senior Indebtedness to receive payments or distributions of cash, property or securities of the Company applicable to the Senior Indebtedness until the principal, premium, if any, and Interest and Additional Amounts, if any, on the Notes shall be paid in full, and, for the purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the holders of the Notes or the Trustee would be entitled except for the provisions of this Article 4, and no payment over pursuant to the provisions of this Article 4, to or for the benefit of the holders of Senior Indebtedness by holders of the Notes or the Trustee, shall, as among the Company, its creditors other than holders of Senior Indebtedness, and the holders of the Notes, be deemed to be a payment by the Company to or on account of the Senior Indebtedness, and no payments or distributions of cash, property or securities to or for the benefit of the holders of the Notes pursuant to the subrogation provisions of this
Article 4, which would otherwise have been paid to the holders of Senior Indebtedness, shall be deemed to be a payment by the Company to or for the account of the Notes. It is understood that the provisions of this Article 4 are and are intended solely for the purposes of defining the relative rights of the holders of the Notes, on the one hand, and the holders of the Senior Indebtedness, on the other hand.

                  Nothing contained in this Article 4 or elsewhere in this Indenture or in the Notes is intended to or shall impair, as among the Company, its creditors other than the holders of Senior Indebtedness, and the holders of the Notes, the obligation of the Company, which is absolute and unconditional, to pay to the holders of the Notes the principal of, premium, if any, and Interest and Additional Amounts, if any, on the Notes as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the holders of the Notes and creditors of the Company other than the holders of the Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or the holder of any Note from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article 4 of the holders of Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy.

                  Upon any payment or distribution of assets of the Company referred to in this Article 4, the Trustee, subject to the provisions of this Indenture, and the holders of the Notes shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such bankruptcy, dissolution, winding up, liquidation or reorganization proceedings are pending, or a certificate of the receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, delivered to the Trustee or to the holders of the Notes, for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon and all other facts pertinent thereto or to this Article 4.

                  Section 4.04. Authorization to Effect Subordination.

                  Each holder of a Note, by its acceptance thereof, authorizes and directs the Trustee on the holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in this
Article 4 and appoints the Trustee to act as the holder's attorney-in-fact for any and all such purposes. If the Trustee does not file a proper proof of claim or proof of debt in the form required in any proceeding at least thirty (30) days before the expiration of the time to file such claim, the holders of any Senior Indebtedness or their Representatives are hereby authorized to file an appropriate claim for and on behalf of the holders of the Notes.

                  Section 4.05. Notice to Trustee.

                  The Company shall give prompt written notice in the form of an Officers' Certificate to a Responsible Officer of the Trustee and to any paying agent of any fact known to the Company that would prohibit the making of any payment of monies to or by the Trustee or any paying agent in respect of the Notes pursuant to the provisions of this
Article 4. Notwithstanding the provisions of this Article 4 or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts that would prohibit the making of any payment of monies to or by the Trustee in respect of the Notes pursuant to the provisions of this Article 4, unless and until a Responsible Officer of the Trustee shall have received written notice thereof at the Corporate Trust Office from the Company (in the form of an Officers' Certificate) or a Representative or a holder or holders of Senior Indebtedness or from any trustee thereof, and before the receipt of any such written notice, the Trustee, subject to the provisions of this Indenture, shall be entitled in all respects to assume that no such facts exist; provided, however, that if on a date not less than three Business Days prior to the date upon which by the terms hereof any such monies may become payable for any purpose (including, without limitation, the payment of the principal of, or premium, if any, or Interest and Additional Amounts, if any, on any Note) the Trustee shall not have received, with respect to such monies, the notice provided for in this Section 4.05, then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to apply monies received to the purpose for which they were received, and shall not be affected by any notice to the contrary that may be received by it on or after such prior date.

                  Notwithstanding anything in this Article 4 to the contrary, nothing shall prevent any payment by the Trustee to the Noteholders of monies deposited with it pursuant to Section 6.04(c), and any such payment shall not be subject to the provisions of Section 4.01 or 4.02.

                  The Trustee, subject to the provisions of this Indenture, shall be entitled to rely on the delivery to it of a written notice by a Representative or a person representing himself to be a holder of Senior Indebtedness (or a trustee on behalf of such holder) to establish that such notice has been given by a Representative or a holder of Senior Indebtedness or a trustee on behalf of any such holder or holders. The Trustee shall not be required to make any payment or distribution to or on behalf of a holder of Senior Indebtedness pursuant to this Article 4 unless it has received satisfactory evidence as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article 4.

                  Section 4.06. Trustee's Relation to Senior Indebtedness.

                  The Trustee, in its individual capacity, shall be entitled to all the rights set forth in this Article 4 in respect of any Senior Indebtedness at any time held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

                  With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article Four, and no implied covenants or obligations with respect to the holders of Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and, subject to the provisions of this Indenture, the Trustee shall not be liable to any holder of Senior Indebtedness (i) for any failure to make any payments or distributions to such holder or (ii) if it shall pay over or deliver to holders of Notes, the Company or any other Person money or assets to which any holder of Senior Indebtedness shall be entitled by virtue of this
Article 4 or otherwise.

                  Section 4.07. No Impairment of Subordination.

                  No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof which any such holder may have or otherwise be charged with.

                  Section 4.08. Certain Conversions Not Deemed Payment.

                  For the purposes of this Article 4 only, (1) the issuance and delivery of junior securities upon conversion of Notes in accordance with
Article 17 shall not be deemed to constitute a payment or distribution on account of the principal of, premium, if any, or Interest and Additional Amounts, if any, on Notes or on account of the purchase or other acquisition of Notes, and (2) the payment, issuance or delivery of cash (except in satisfaction of fractional shares pursuant to Article 17), property or securities (other than junior securities) upon conversion of a Note shall be deemed to constitute payment on account of the principal of, premium, if any, or Interest and Additional Amounts, if any, on such Note. For the purposes of this Section 4.08, the term "junior securities" means (a) shares of any stock of any class of the Company or (b) securities of the Company that are subordinated in right of payment to all Senior Indebtedness that may be outstanding at the time of issuance or delivery of such securities to substantially the same extent as, or to a greater extent than, the Notes are so subordinated as provided in this
Article 4. Nothing contained in this Article 4 or elsewhere in this Indenture or in the Notes is intended to or shall impair, as among the Company, its creditors (other than holders of Senior Indebtedness) and the Noteholders, the right, which is absolute and unconditional, of the Holder of any Note to convert such
Note in accordance with Article 17.

                  Section 4.09. Article Applicable to Paying Agents.

                  If at any time any paying agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article 4 shall (unless the context otherwise requires) be construed as extending to and including such paying agent within its meaning as fully for all intents and purposes as if such paying agent were named in this Article 4 in addition to or in place of the Trustee; provided, however, that the first paragraph of Section 4.05 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as paying agent.

                  The Trustee shall not be responsible for the actions or inactions of any other paying agents (including the Company if acting as its own paying agent) and shall have no control of any funds held by such other paying agents.

                  Section 4.10. Senior Indebtedness Entitled to Rely.

                  The holders of Senior Indebtedness (including, without limitation, Designated Senior Indebtedness) shall have the right to rely upon this Article 4 and no amendment or modification of the provisions contained herein shall diminish the rights of such holders unless such holders shall have agreed in writing thereto.

                  Section 4.11. Reliance on Judicial Order or Certificate of Liquidating Agent.

                  Upon any payment or distribution of assets of the Company referred to in this Article 4 the Trustee and the Noteholders shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, liquidating trustee, custodian, receiver, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Noteholders, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article 4.

                                   ARTICLE 5

                                   [RESERVED]

                  Section 5.01. [RESERVED]



                                   ARTICLE 6

                       PARTICULAR COVENANTS OF THE COMPANY

                  Section 6.01. Payment of Principal, Interest and Additional Amounts. The Company covenants and agrees that it will duly and punctually pay or cause to be paid the principal of (including the redemption price upon redemption or the repurchase price upon repurchase, in each case pursuant to
Article 3), Interest on, and Additional Amounts, if any,, on, each of the Notes at the places, at the respective times and in the manner provided herein and in the Notes.

                  Section 6.02. Maintenance of Office or Agency. The Company will maintain an office or agency in the Borough of Manhattan, the City of New York, where the Notes may be surrendered for registration of transfer or exchange or for presentation for payment or for conversion, redemption or repurchase and where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency not designated or appointed by the Trustee. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office or the corporate trust office of the Trustee in the Borough of Manhattan, which office is located at: 4 New York Plaza, 15th Floor, New York, New York 10004, Attention:
Worldwide Securities Services.

                  The Company may also from time to time designate co-registrars and one or more offices or agencies where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations. The Company will give prompt written notice of any such designation or rescission and of any change in the location of any such other office or agency.

                  The Company hereby initially designates the Trustee as paying agent, Note Registrar, Custodian and conversion agent, and each of the Corporate Trust Office and the office or agency of the Trustee in The Borough of Manhattan shall be considered as one such office or agency of the Company for each of the aforesaid purposes.

                  So long as the Trustee is the Note Registrar, the Trustee agrees to mail, or cause to be mailed, the notices set forth in Section 9.10(a) and the third paragraph of Section 9.11. If co-registrars have been appointed in accordance with this Section, the Trustee shall mail such notices only to the Company and the holders of Notes it can identify from its records.

                  Section 6.03. Appointments to Fill Vacancies in Trustee's Office. The Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 9.10, a Trustee, so that there shall at all times be a Trustee hereunder.

                  Section 6.04. Provisions as to Paying Agent. (a) If the Company shall appoint a paying agent other than the Trustee, or if the Trustee shall appoint such a paying agent, the Company will cause such paying agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section 6.04:

                  (1) that it will hold all sums held by it as such agent for the payment of the principal of, Interest on, or Additional Amounts, if any, on, the Notes (whether such sums have been paid to it by the Company or by any other obligor on the Notes) in trust for the benefit of the holders of the Notes;

                  (2) that it will give the Trustee notice of any failure by the Company (or by any other obligor on the Notes) to make any payment of the principal of, Interest on, and Additional Amounts, if any,, on the Notes when the same shall be due and payable; and

                  (3) that at any time during the continuance of an Event of Default, upon request of the Trustee, it will forthwith pay to the Trustee all sums so held in trust.

                  The Company shall, on or before each due date of the principal of, Interest on, or Additional Amounts, if any, on, the Notes, deposit with the paying agent a sum (in funds that are immediately available on the due date for such payment) sufficient to pay such principal, Interest or Additional Amounts, if any, as the case may be, and (unless such paying agent is the Trustee) the Company will promptly notify the Trustee of any failure to take such action; provided that if such deposit is made on the due date, such deposit shall be received by the paying agent by 10:00 a.m. New York City time, on such date.

(b) If the Company shall act as its own paying agent, it will, on or before each due date of the principal of, Interest on, or Additional Amounts, if any, on, the Notes, set aside, segregate and hold in trust for the benefit of the holders of the Notes a sum sufficient to pay such principal, Interest or Additional Amounts so becoming due and will promptly notify the Trustee of any failure to take such action and of any failure by the Company (or any other obligor under the Notes) to make any payment of the principal of, Interest on, or Additional Amounts, if any, on, the Notes when the same shall become due and payable.

(c) Anything in this Section 6.04 to the contrary notwithstanding, the Company may, at any time, for the purpose of obtaining a satisfaction and discharge of this Indenture, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust by the Company or any paying agent hereunder as required by this Section 6.04, such sums to be held by the Trustee upon the trusts herein contained and upon such payment by the Company or any paying agent to the Trustee, the Company or such paying agent shall be released from all further liability with respect to such sums.

                  The Trustee shall not be responsible for the actions of any other paying agents (including the Company if acting as its own paying agent) and shall have no control of any funds held by such other paying agents.

                  Section 6.05. Existence. Subject to Article 14, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence.

                  Section 6.06. Rule 144A Information Requirement. Within the period prior to the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor provision), the Company covenants and agrees that it shall, during any period in which it is not subject to Section 13 or 15(d) under the Exchange Act, make available to any holder or beneficial holder of Notes or any Common Stock issued upon conversion thereof that continue to be Restricted Securities in connection with any sale thereof and any prospective purchaser of Notes or such Common Stock designated by such holder or beneficial holder, the information, if any, required pursuant to Rule 144A(d)(4) under the Securities Act upon the written request of any holder or beneficial holder of the Notes or such Common Stock and it will take such further action as any holder or beneficial holder of such Notes or such Common Stock may reasonably request, all to the extent required from time to time to enable such holder or beneficial holder to sell its Notes or Common Stock without registration under the Securities Act within the limitation of the exemption provided by Rule 144A, as such Rule may be amended from time to time. Upon the request of any holder or any beneficial holder of the Notes or such Common Stock, the Company will deliver to such holder a written statement as to whether it has complied with such requirements.

                  Section 6.07. Stay, Extension and Usury Laws. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law that would prohibit or forgive the Company from paying all or any portion of the principal of, Interest on, or Additional Amounts, if any, on, the Notes as contemplated herein, wherever enacted, now or at any time hereafter in force, or that may affect the covenants or the performance of this Indenture and the Company (to the extent it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                  Section 6.08. Compliance Certificate. The Company shall deliver to the Trustee, within one hundred twenty (120) days after the end of each fiscal year of the Company (beginning with the fiscal year ended September 30, 2006), a certificate signed by either the principal executive officer, president, principal financial officer or principal accounting officer of the Company, stating whether or not to the knowledge of the signer thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company shall be in default, specifying all such defaults and the nature and the status thereof of which the signer may have knowledge.

                  The Company will deliver to the Trustee, forthwith upon becoming aware of (i) any default in the performance or observance of any covenant, agreement or condition contained in this Indenture, or (ii) any Event of Default, an Officers' Certificate specifying with particularity such default or Event of Default and further stating what action the Company has taken, is taking or proposes to take with respect thereto.

                  Any notice or certificate required to be given under this
Section 6.08 shall be delivered to a Responsible Officer of the Trustee at its Corporate Trust Office.

                  Section 6.09. Additional Amounts Notice. In the event that the Company is required to pay Additional Amounts to holders of Notes pursuant to the Registration Rights Agreement, the Company will provide written notice of such obligation (the "Additional Amounts Notice") to the Trustee within fifteen
(15) days of such obligation arising, and the Additional Amounts Notice shall set forth the amount of such Additional Amounts to be paid by the Company. The Trustee shall not at any time be under any duty or responsibility to any holder of Notes to determine the Additional Amounts, or with respect to the nature, extent or calculation of the amount of Additional Amounts when made, or with respect to the method employed in such calculation of the Additional Amounts.

                  Section 6.10. Calculations.

                  The Company is responsible for making all calculations called for under the Notes. These calculations include, but are not limited to, the Conversion Date, the Volume-Weighted Average Price, the Settlement Amount, the Cash Amount, the Cash Settlement Averaging Period, the Cash Settlement Notice Period, the Conversion Retraction Period, the Trading Prices of the Notes, the Closing Price, the Conversion Price, the Applicable Stock Price, the Required Cash Amount, the Applicable Conversion Rate and the number of shares of Common Stock, if any, to be issued upon conversion of the Notes. The Company shall make all these calculations in good faith and, absent manifest error, the Company's calculations shall be final and binding on holders of Notes. The Company shall provide a schedule of its calculations to the Trustee, and the Trustee is entitled to rely conclusively upon the accuracy of the Company's calculations without independent verification.

                                   ARTICLE 7

          NOTEHOLDERS' LISTS AND REPORTS BY THE COMPANY AND THE TRUSTEE

                  Section 7.01. Noteholders' Lists. The Company covenants and agrees that it will furnish or cause to be furnished to the Trustee, semiannually, not more than fifteen (15) days after each March 1 and September 1 in each year beginning with September 1, 2006, and at such other times as the Trustee may request in writing, within thirty (30) days after receipt by the Company of any such request (or such lesser time as the Trustee may reasonably request in order to enable it to timely provide any notice to be provided by it hereunder), a list in such form as the Trustee may reasonably require of the names and addresses of the holders of Notes as of a date not more than fifteen
(15) days (or such other date as the Trustee may reasonably request in order to so provide any such notices) prior to the time such information is furnished, except that no such list need be furnished by the Company to the Trustee so long as the Trustee is acting as the sole Note Registrar.

                  Section 7.02. Preservation and Disclosure of Lists. (a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the holders of Notes contained in the most recent list furnished to it as provided in Section 7.01 or maintained by the Trustee in its capacity as Note Registrar or co-registrar in respect of the Notes, if so acting. The Trustee may destroy any list furnished to it as provided in Section 7.01 upon receipt of a new list so furnished.

(b) The rights of Noteholders to communicate with other holders of Notes with respect to their rights under this Indenture or under the Notes, and the corresponding rights and duties of the Trustee, shall be as provided by the Trust Indenture Act.

(c) Every Noteholder, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of holders of Notes made pursuant to the Trust Indenture Act.

                  Section 7.03. Reports by Trustee.

                  (a) Within sixty (60) days after May 15 of each year commencing with the year 2006, the Trustee shall transmit to holders of Notes such reports dated as of May 15 of the year in which such reports are made concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto. In the event that no events have occurred under the applicable sections of the Trust Indenture Act, the Trustee shall be under no duty or obligation to provide such reports.

                  (b) A copy of such report shall, at the time of such transmission to holders of Notes, be filed by the Trustee with each stock exchange and automated quotation system upon which the Notes are listed and with the Company. The Company will promptly notify the Trustee in writing when the Notes are listed on any stock exchange or automated quotation system or delisted therefrom.

                  Section 7.04. Reports by Company. The Company shall file with the Trustee (and the Commission if at any time after this Indenture becomes qualified under the Trust Indenture Act), and transmit, or cause the Trustee to transmit, to holders of Notes, such information, documents and other reports and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act, whether or not the Notes are governed by such Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within fifteen (15) days after the same is so required to be filed with the Commission. Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on an Officers' Certificates).

                                   ARTICLE 8

         REMEDIES OF THE TRUSTEE AND NOTEHOLDERS ON AN EVENT OF DEFAULT

                  Section 8.01. Events of Default. The following shall be Events of Default (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) under this Indenture:

                  (a) failure to pay principal, if any, when due at maturity, upon redemption, repurchase or otherwise on the Notes;

                  (b) default in the Company's obligation to deliver Common Stock, cash or other property upon conversion of the Notes as required under this Indenture and such default continues for a period of 15 days;

                  (c) failure to pay any Interest, or Additional Amounts, if any, on the Notes, when due and such failure continues for a period of 30 days;

                  (d) failure to provide a Fundamental Change Notice pursuant to
     Section 3.05(b) on a timely basis;

                  (e) failure to pay any Indebtedness for money borrowed by the Company or one of its Subsidiaries in an outstanding principal amount in excess of $25 million at final maturity or upon acceleration after the expiration of any applicable grace period, which Indebtedness is not discharged, or such default in payment or acceleration is not cured or rescinded, within thirty (30) days after written notice to the Company from the Trustee (or to the Company and the Trustee from holders of at least twenty-five percent (25%) in principal amount of the Outstanding Notes);

                  (f) failure by the Company to perform or observe any of the other covenants in this Indenture for sixty (60) days after written notice to the Company from the Trustee

     (or to the Company and the Trustee from the holders of at least twenty-five percent (25%) in principal amount of the Outstanding Notes);

                  (g) the Company shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall be unable to pay its debts as they become due; or

                  (h) an involuntary case or other proceeding shall be commenced against the Company seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of ninety
     (90) consecutive days;

                  If an Event of Default occurs and continues (other than an Event of Default specified in Section 8.01(g) or Section 8.01(h)), unless the principal of all of the Notes shall have already become due and payable, either the Trustee or the holders of not less than twenty-five percent (25%) in aggregate principal amount of the Notes then Outstanding hereunder determined in accordance with Section 10.04, by notice in writing to the Company (and to the Trustee if given by Noteholders), may declare the principal of all the Notes and the Interest and Additional Amounts, if any, accrued and unpaid thereon to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, anything in this Indenture or in the Notes contained to the contrary notwithstanding. If an Event of Default specified in Section 8.01(g) or 8.01(h) occurs, the principal of all the Notes and the Interest and Additional Amounts, if any, accrued and unpaid thereon shall be immediately and automatically due and payable without necessity of further action. This provision, however, is subject to the conditions that if, at any time after the principal of the Notes shall have been so declared due and payable, and before any judgment or decree for the payment of the monies due shall have been obtained or entered as hereinafter provided, the Company shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of Interest and Additional Amounts, if any, upon all Notes and the principal of any and all Notes that shall have become due otherwise than by acceleration (with interest on overdue installments of Interest and Additional Amounts, if any (to the extent that payment of such interest is enforceable under applicable law), and on such principal at the rate borne by the Notes, to the date of such payment or deposit) and amounts due to the Trustee pursuant to
Section 9.06, and if any and all defaults under this Indenture, other than the nonpayment of principal of and accrued and unpaid Interest and Additional Amounts, if any, on Notes that shall have become due by acceleration, shall have been cured or waived pursuant to Section 8.07, then and in every such case the holders of a majority in aggregate principal amount of the Notes then Outstanding, by written notice to the Company and to the Trustee, may waive all defaults or Events of Default and rescind and annul such declaration and its consequences; but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or Event of Default. The Company shall notify in writing a Responsible Officer of the Trustee, promptly upon becoming aware thereof, of any Event of Default.

                  In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such waiver or rescission and annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Company, the holders of Notes, and the Trustee shall be restored respectively to their several positions and rights hereunder, and all rights, remedies and powers of the Company, the holders of Notes, and the Trustee shall continue as though no such proceeding had been taken.

Section 8.02. Payments of Notes on Default; Suit Therefor. The Company covenants that (a) in case default shall be made in the payment of any installment of Interest or Additional Amounts, if any, upon any of the Notes as and when the same shall become due and payable, and such default shall have continued for a period of thirty (30) days, or (b) in case default shall be made in the payment of the principal of any of the Notes as and when the same shall have become due and payable, whether at maturity of the Notes or in connection with any redemption or repurchase, by acceleration or otherwise, then, upon demand of the Trustee, the Company will pay to the Trustee, for the benefit of the holders of the Notes, the whole amount that then shall have become due and payable on all such Notes for principal, Interest and Additional Amounts, if any, as the case may be, with interest upon the overdue principal and (to the extent that payment of such interest is enforceable under applicable law) upon the overdue installments of Interest and Additional Amounts, if any, at the annual rate of 1% above that borne by the Notes and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including reasonable compensation to the Trustee, its agents, attorneys and counsel, and all other amounts due the Trustee under Section 9.06. Until such demand by the Trustee, the Company may pay the principal of and Interest and Additional Amounts, if any, on the Notes to the registered holders, whether or not the Notes are overdue.

                  In case the Company shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered, at the written direction of the holders of a majority in aggregate principal amount of the Notes then outstanding, to institute any actions or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Company or any other obligor on the Notes and collect in the manner provided by law out of the property of the Company or any other obligor on the Notes wherever situated the monies adjudged or decreed to be payable.

                  In case there shall be pending proceedings for the bankruptcy or for the reorganization of the Company or any other obligor on the Notes under Title 11 of the United States Code, or any other applicable law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Company or such other obligor, the property of the Company or such other obligor, or in the case of any other judicial proceedings relative to the Company or such other obligor upon the Notes, or to the creditors or property of the Company or such other obligor, the Trustee, irrespective of whether the principal of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section 8.02, shall be entitled and empowered, by intervention in such proceedings or otherwise, to file and prove a claim or claims for the whole amount of principal, Interest and Additional Amounts, if any, owing and unpaid in respect of the Notes, and, in case of any judicial proceedings, to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and of the Noteholders allowed in such judicial proceedings relative to the Company or any other obligor on the Notes, its or their creditors, or its or their property, and to collect and receive any monies or other property payable or deliverable on any such claims, and to distribute the same after the deduction of any amounts due the Trustee under Section 9.06, and to take any other action with respect to such claims, including participating as a member of any official committee of creditors, as it reasonably deems necessary or advisable, and, unless prohibited by law or applicable regulations, and any receiver, assignee or trustee in bankruptcy or reorganization, liquidator, custodian or similar official is hereby authorized by each of the Noteholders to make such payments to the Trustee, and, in the event that the Trustee shall consent to the making of such payments directly to the Noteholders, to pay to the Trustee any amount due it for reasonable compensation, expenses, advances and disbursements, including reasonable counsel fees and expenses incurred by it up to the date of such distribution. To the extent that such payment of reasonable compensation, expenses, advances and disbursements out of the estate in any such proceedings shall be denied for any reason, payment of the same shall be secured by a lien on, and shall be paid out of, any and all distributions, dividends, monies, securities and other property that the holders of the Notes may be entitled to receive in such proceedings, whether in liquidation or under any plan of reorganization or arrangement or otherwise.

                  All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Trustee without the possession of any of the Notes, or the production thereof at any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the holders of the Notes.

                  In any proceedings brought by the Trustee (and in any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party) the Trustee shall be held to represent all the holders of the Notes, and it shall not be necessary to make any holders of the Notes parties to any such proceedings.

                  Section 8.03. Application of Monies Collected by Trustee. Any monies collected by the Trustee pursuant to this Article 8 shall be applied in the order following, at the date or dates fixed by the Trustee for the distribution of such monies, upon presentation of the several Notes, and stamping thereon the payment, if only partially paid, and upon surrender thereof, if fully paid:

                  FIRST: To the payment of all amounts due the Trustee under
Section 9.06;

                  SECOND: Subject to the provisions of Article 4, in case the principal of the Outstanding Notes shall not have become due and be unpaid, to the payment of Interest and Additional Amounts, if any, on the Notes in default in the order of the maturity of the installments of such Interest and Additional Amounts, if any, with interest (to the extent that such interest has been collected by the Trustee) upon the overdue installments of Interest and Additional Amounts, if any, at the rate borne by the Notes, such payments to be made ratably to the Persons entitled thereto;

                  THIRD: Subject to the provisions of Article 4, in case the principal of the Outstanding Notes shall have become due, by declaration or otherwise, and be unpaid to the payment of the whole amount then owing and unpaid upon the Notes for principal, Interest and Additional Amounts, if any, with interest on the overdue principal and (to the extent that such interest has been collected by the Trustee) upon overdue installments of Interest and Additional Amounts, if any, at the rate borne by the Notes, and in case such monies shall be insufficient to pay in full the whole amounts so due and unpaid upon the Notes, then to the payment of such principal, Interest and Additional Amounts, if any, without preference or priority of principal over Interest or Additional Amounts, if any, or of Interest over principal or Additional Amounts, if any, or Additional Amounts, if any, over principal or Interest, or of any installment of Interest over any other installment of Interest, or of any installment of Additional Amounts over any other installment of Additional Amounts, or of any Note over any other Note, ratably to the aggregate of such principal and accrued and unpaid Interest and Additional Amounts, if any; and

                  FOURTH: Subject to the provisions of Article 4, to the payment of the remainder, if any, to the Company or as a court shall direct in writing.

                  Section 8.04. Proceedings by Noteholder. No holder of any Note shall have any right by virtue of or by reference to any provision of this Indenture to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture, or for the appointment of a receiver, trustee, liquidator, custodian or other similar official, or for any other remedy hereunder, unless (i) such holder previously shall have given to the Trustee written notice of an Event of Default and of the continuance thereof, as hereinbefore provided, (ii) holders of not less than twenty-five percent (25%) in aggregate principal amount of the Notes then Outstanding shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable security or indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, (iii) no direction inconsistent with such written request shall have been given to the Trustee by the holders of a majority in aggregate principal amount of the Notes pursuant to Section 8.07 during the sixty (60) day period after its receipt of such notice, request and offer of indemnity, and (iv) the Trustee for such sixty
(60) day period shall have failed to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by the taker and holder of every Note with every other taker and holder and the Trustee, that no one or more holders of Notes shall have any right in any manner whatever by virtue of or by reference to any provision of this Indenture to affect, disturb or prejudice the rights of any other holder of Notes, or to obtain or seek to obtain priority over or preference to any other such holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all holders of Notes (except as otherwise provided herein). For the protection and enforcement of this Section 8.04, each and every Noteholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

                  Notwithstanding any other provision of this Indenture and any provision of any Note, the right of any holder of any Note to receive payment of the principal of (including the redemption price or repurchase price upon redemption or repurchase pursuant to Article 3), and accrued and unpaid Interest and Additional Amounts, if any, on such Note, on or after the respective due dates expressed in such Note or in the event of redemption or repurchase, or to institute suit for the enforcement of any such payment on or after such respective dates against the Company shall be unconditional and shall not be impaired or affected without the consent of such holder.

                  Anything in this Indenture or the Notes to the contrary notwithstanding, the holder of any Note, without the consent of either the Trustee or the holder of any other Note, on its own behalf and for its own benefit, may enforce, and may institute and maintain any proceeding suitable to enforce, its rights of conversion as provided herein.

                  Section 8.05. Proceedings by Trustee. In case of an Event of Default, the Trustee may, in its discretion, proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as are necessary to protect and enforce any of such rights, either by suit in equity or by action at law or by proceeding in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

                  Section 8.06. Remedies Cumulative and Continuing. Except as provided in Section 2.06, all powers and remedies given by this Article 8 to the Trustee or to the Noteholders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any thereof or of any other powers and remedies available to the Trustee or the holders of the Notes, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture, and no delay or omission of the Trustee or of any holder of any of the Notes to exercise any right or power accruing upon any default or Event of Default occurring and continuing as aforesaid shall impair any such right or power, or shall be construed to be a waiver of any such default or any acquiescence therein, and, subject to the provisions of Section 8.04, every power and remedy given by this Article 8 or by law to the Trustee or to the Noteholders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Noteholders.

                  Section 8.07. Direction of Proceedings and Waiver of Defaults by Majority of Noteholders. The holders of a majority in aggregate principal amount of the Notes at the time Outstanding determined in accordance with
Section 10.04 shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee; provided that (a) such direction shall not be in conflict with any rule of law or with this Indenture, (b) the Trustee may take any other action that is not inconsistent with such direction,
(c) the Trustee may decline to take any action that would benefit some Noteholders to the detriment of other Noteholders and (d) the Trustee may decline to take any action that would involve the Trustee in personal liability. Subject to

Section 8.02, the holders of a majority in aggregate principal amount of the Notes at the time Outstanding determined in accordance with Section 10.04 may, on behalf of the holders of all of the Notes, waive any past default or Event of Default hereunder and its consequences except (u) a default in the payment of Interest on, Additional Amounts, if any, on, or the principal of, the Notes, (v) a failure by the Company to convert any Notes pursuant to Article 17, (w) a default in the payment of any redemption price pursuant to Article 3, (x) a default in the payment of any repurchase price pursuant to Article 3, (y) a default in the delivery of the Additional Shares, if any, when due; or (z) a default in respect of a covenant or provisions hereof that under Article 12 cannot be modified or amended without the consent of the holders of each or all Notes then Outstanding or affected thereby. Upon any such waiver, the Company, the Trustee and the holders of the Notes shall be restored to their former positions and rights hereunder; but no such waiver shall extend to any subsequent or other default or Event of Default. Whenever any default or Event of Default hereunder shall have been waived as permitted by this Section 8.07, such default or Event of Default shall for all purposes of the Notes and this Indenture be deemed to have been cured and to be not continuing; but no such waiver shall extend to any subsequent or other default or Event of Default.

                  Section 8.08. Notice of Defaults. The Trustee shall, within ninety (90) days after a Responsible Officer of the Trustee has knowledge of the occurrence of a default, mail to all Noteholders, as the names and addresses of such holders appear upon the Note Register, notice of all defaults known to a Responsible Officer, unless such defaults shall have been cured or waived before the giving of such notice; provided that except in the case of default in the payment of the principal of, Interest on, Additional amounts, if any, on, or the delivery of Additional Shares, if any, with respect to, the Notes, the Trustee shall be protected in withholding such notice if and so long as a trust committee of directors and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Noteholders.

                  Section 8.09. Undertaking to Pay Costs. All parties to this Indenture agree, and each holder of any Note by his acceptance thereof shall be deemed to have agreed, that any court may, in its discretion, require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided that the provisions of this
Section 8.09 (to the extent permitted by law) shall not apply to any suit instituted by the Trustee, to any suit instituted by any Noteholder, or group of Noteholders, holding in the aggregate more than ten percent (10%) in principal amount of the Notes at the time Outstanding determined in accordance with
Section 10.04, or to any suit instituted by any Noteholder for the enforcement of the payment of the principal of, Interest on, or Additional Amounts, if any, on any Note on or after the due date expressed in such Note or to any suit for the enforcement of the right to convert any Note in accordance with the provisions of Article 17.

                                   ARTICLE 9

                                   THE TRUSTEE

                  Section 9.01. Duties and Responsibilities of Trustee. The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default that may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

                  No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                  (a) prior to the occurrence of an Event of Default and after the curing or waiving of all Events of Default that may have occurred:

                  (i) the duties and obligations of the Trustee shall be determined solely by the express provisions of this Indenture and the Trust Indenture Act, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture and the Trust Indenture Act against the Trustee; and

                  (ii) in the absence of bad faith, gross negligence or willful misconduct on the part of the Trustee, the Trustee may conclusively rely as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but, in the case of any such certificates or opinions that by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of any mathematical calculations or other facts stated therein);

                  (b) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Officers of the Trustee, unless the Trustee was negligent in ascertaining the pertinent facts;

                  (c) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the written direction of the holders of not less than a majority in principal amount of the Notes at the time Outstanding determined as provided in Section 10.04 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture;

                  (d) whether or not therein provided, every provision of this Indenture relating to the conduct or affecting the liability of, or affording protection to, the Trustee shall be subject to the provisions of this Section;

                  (e) the Trustee shall not be liable in respect of any payment (as to the correctness of amount, entitlement to receive or any other matters relating to payment) or notice effected by the Company or any paying agent or any records maintained by any co-registrar with respect to the Notes;

                  (f) if any party fails to deliver a notice relating to an event the fact of which, pursuant to this Indenture, requires notice to be sent to the Trustee, the Trustee may conclusively rely on its failure to receive such notice as reason to act as if no such event occurred; and

                  (g) the Trustee shall not be deemed to have knowledge of any default or Event of Default hereunder unless it shall have been notified in writing of such default or Event of Default by the Company or the holders of at least twenty-five percent (25%) in aggregate principal amount of the Notes.

                  None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                  Section 9.02. Reliance on Documents, Opinions, Etc. Except as otherwise provided in Section 9.01:

                  (a) the Trustee may conclusively rely and shall be protected in acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon or other paper or document (whether in its original or facsimile form) believed by it in good faith to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by an Officers' Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any resolution of the Board of Directors of the Company may be evidenced to the Trustee by a copy thereof certified by the Secretary or an Assistant Secretary of the Company;

                  (c) the Trustee may consult with counsel of its own selection and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

                  (d) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Noteholders pursuant to the provisions of this Indenture, unless such Noteholders shall have offered to the Trustee reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred therein or thereby;

                  (e) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon, or other paper or document, but the Trustee may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney at the expense of the Company and shall incur no liability of any kind by reason of such inquiry or investigation;

                  (f) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed by it with due care hereunder;

                  (g) the Trustee shall not be liable for any action taken, suffered or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

                  (h) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and each agent, custodian and other Person employed to act hereunder;

                  (i) the Trustee may request that the Company deliver an Officers' Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officers' Certificate may be signed by any person authorized to sign an Officers' Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded; and

                  (j) any permissive right or authority granted to the Trustee shall not be construed as a mandatory duty.

                  Section 9.03. No Responsibility for Recitals, Etc. The recitals contained herein and in the Notes (except in the Trustee's certificate of authentication) shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Notes. The Trustee shall not be accountable for the use or application by the Company of any Notes or the proceeds of any Notes authenticated and delivered by the Trustee in conformity with the provisions of this Indenture.

                  Section 9.04. Trustee, Paying Agents, Conversion Agents or Registrar May Own Notes. The Trustee, any paying agent, any conversion agent or Note Registrar, in its individual or any other capacity, may become the owner or pledgee of Notes with the same rights it would have if it were not Trustee, paying agent, conversion agent or Note Registrar.

                  Section 9.05. Monies to Be Held in Trust. All monies received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as may be agreed in writing from time to time by the Company and the Trustee.

                  Section 9.06. Compensation and Expenses of Trustee. The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, such compensation for all services rendered by it hereunder in any capacity (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) as mutually agreed to from time to time in writing between the Company and the Trustee, and the Company will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances reasonably incurred or made by the Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all Persons not regularly in its employ) except any such expense, disbursement or advance as may be attributable to its own negligence, willful misconduct, recklessness or bad faith. The Company also covenants to indemnify the Trustee and any predecessor Trustee (or any officer, director or employee of the Trustee), in any capacity under this Indenture and its agents and any authenticating agent for, and to hold them harmless against, any and all loss, liability, damage, claim or expense including taxes (other than franchise taxes and taxes based on the income of the Trustee) incurred without negligence, willful misconduct, recklessness or bad faith on the part of the Trustee or such officers, directors, employees and agent or authenticating agent, as the case may be, and arising out of or in connection with the acceptance or administration of this trust or in any other capacity hereunder, including the costs and expenses of defending themselves against any claim (whether asserted by the Company, any holder or any other Person) of liability in connection with the exercise or performance of any of its or their powers or duties hereunder. If the Company fails to compensate or indemnify the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances under this
Section 9.06, the Trustee's claim shall be secured by a lien prior to that of the Notes upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the holders of particular Notes. The obligation of the Company under this Section shall survive the satisfaction and discharge of this Indenture and the resignation or removal of the Trustee.

                  When the Trustee and its agents and any authenticating agent incur expenses or render services after an Event of Default specified in Section 8.01(g) or Section 8.01(h) with respect to the Company occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any bankruptcy, insolvency or similar laws.

                  Section 9.07. Officers' Certificate as Evidence. Except as otherwise provided in Section 9.01, whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of bad faith or willful misconduct on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee.

                  Section 9.08. Conflicting Interests of Trustee. If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

                  Section 9.09. Eligibility of Trustee. There shall at all times be a Trustee hereunder that shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000 (or if such Person is a member of a bank holding company system, its bank holding company shall have a combined capital and surplus of at least $50,000,000). If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of any supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this
Section 9.09, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

                  Section 9.10. Resignation or Removal of Trustee.

                  (a) The Trustee may at any time resign by giving written notice of such resignation to the Company and to the holders of Notes. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors of the Company, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment sixty (60) days after the mailing of such notice of resignation to the Noteholders, the resigning Trustee may, upon ten (10) Business Days' notice to the Company and the Noteholders, appoint a successor identified in such notice or may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor trustee, or, if any Noteholder who has been a bona fide holder of a Note or Notes for at least six (6) months may, subject to the provisions of Section 8.09, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

                  (b) In case at any time any of the following shall occur:

                  (i) the Trustee shall fail to comply with Section 9.08 after written request therefor by the Company or by any Noteholder who has been a bona fide holder of a Note or Notes for at least six (6) months; or

                  (ii) the Trustee shall cease to be eligible in accordance with the provisions of Section 9.09 and shall fail to resign after written request therefor by the Company or by any such Noteholder; or

                  (iii) the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors of the Company, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to the provisions of Section 8.09, any Noteholder who has been a bona fide holder of a Note or Notes for at least six (6) months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee; provided that if no successor Trustee shall have been appointed and have accepted appointment sixty (60) days after either the Company or the Noteholders has removed the Trustee, the Trustee so removed may petition, at the expense of the Company, any court of competent jurisdiction for an appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

                  (c) The holders of a majority in aggregate principal amount of the Notes at the time Outstanding may at any time remove the Trustee and nominate a successor trustee that shall be deemed appointed as successor trustee unless, within ten (10) days after notice to the Company of such nomination, the Company objects thereto, in which case the Trustee so removed or any Noteholder, or if such Trustee so removed or any Noteholder fails to act, the Company, upon the terms and conditions and otherwise as in Section 9.10(a) provided, may petition any court of competent jurisdiction for an appointment of a successor trustee.

                  (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 9.10 shall become effective only upon acceptance of appointment by the successor trustee as provided in Section 9.11.

                  (e) Notwithstanding the replacement of the Trustee pursuant to this Section, the Company's obligations under Section 9.06 shall continue for the benefit of the retiring Trustee.

                  Section 9.11. Acceptance by Successor Trustee. Any successor trustee appointed as provided in Section 9.10 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee herein; but, nevertheless, on the written request of the Company or of the successor trustee, the trustee ceasing to act shall, upon payment of any amount then due it pursuant to the provisions of Section 9.06, execute and deliver an instrument, provided to it and in a form satisfactory to such trustee, transferring to such successor trustee all the rights and powers of the trustee so ceasing to act. Upon request of any such successor trustee, the Company shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers. Any trustee ceasing to act shall, nevertheless, retain a lien upon all property and funds held or collected by such trustee as such, except for funds held in trust for the benefit of holders of particular Notes, to secure any amounts then due it pursuant to the provisions of Section 9.06.

                  No successor trustee shall accept appointment as provided in this Section 9.11 unless, at the time of such acceptance, such successor trustee shall be qualified under the provisions of Section 9.08 and be eligible under the provisions of Section 9.09.

                  Upon acceptance of appointment by a successor trustee as provided in this Section 9.11, the Company (or the former trustee, at the written direction of the Company) shall mail or cause to be mailed notice of the succession of such trustee hereunder to the holders of Notes at their addresses as they shall appear on the Note Register. If the Company fails to mail such notice within ten (10) days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

                  Section 9.12. Succession by Merger. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee (including any trust created by this Indenture), shall be the successor to the Trustee hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that in the case of any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, such corporation shall be qualified under the provisions of Section
9.08 and eligible under the provisions of Section 9.09.

                  In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture, any of the Notes shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor trustee or authenticating agent appointed by such predecessor trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Trustee or any authenticating agent appointed by such successor trustee may authenticate such Notes in the name of the successor trustee; and in all such cases such certificates shall have the full force that is provided in the Notes or in this Indenture; provided that the right to adopt the certificate of authentication of any predecessor Trustee or authenticate Notes in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

                  Section 9.13. Preferential Collection of Claims. If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Notes), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of the claims against the Company (or any such other obligor).

                  Section 9.14. Limitation of Liability. It is understood by the parties hereto, other than J. P. Morgan Trust Company, National Association (the "Bank"), that the sole recourse of the parties hereto other than the Bank in respect of the obligations of the Trustee hereunder and under the other documents contemplated thereby and related thereto to which it is a party shall be to the parties hereto and thereto, other than the Bank. In addition, the Bank is entering into this Indenture and the other documents contemplated thereby and related thereto to which it is a party solely in its capacity as Trustee under this Indenture and not in its individual capacity (except as expressly stated herein) and in no case shall the Bank (or any Person acting as successor trustee under this Indenture) be personally liable for or on account of any of the statements, representations, warranties, covenants or obligations stated to be those of the Company hereunder or thereunder, all such liability, if any, being expressly waived by the parties hereto and any person claiming by, through or under such party, provided, however, that the Bank (or any such successor trustee) shall be personally liable hereunder and thereunder for its own negligence or willful misconduct or for its material breach of its covenants, representations and warranties contained herein or therein, to the extent expressly covenanted or made in its individual capacity. In no event shall the Trustee, in its capacity as paying agent, Note Registrar or in any other capacity hereunder, be liable under or in connection with this Indenture for indirect, special, incidental, punitive or consequential losses or damages of any kind whatsoever, including but not limited to lost profits, whether or not foreseeable, even if the Trustee has been advised of the possibility thereof and regardless of the form of action in which such damages are sought. The provisions of this Section shall survive the termination of this Indenture and the resignation or removal of the Trustee.

                                   ARTICLE 10

                                 THE NOTEHOLDERS

                  Section 10.01. Action by Noteholders. Whenever in this Indenture it is provided that the holders of a specified percentage in aggregate principal amount of the Notes may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action), the fact that at the time of taking any such action, the holders of such specified percentage have joined therein may be evidenced (a) by any instrument or any number of instruments of similar tenor executed by Noteholders in person or by agent or proxy appointed in writing, or (b) by the record of the holders of Notes voting in favor thereof at any meeting of Noteholders duly called and held in accordance with the provisions of Article 11, or (c) by a combination of such instrument or instruments and any such record of such a meeting of Noteholders. Whenever the Company or the Trustee solicits the taking of any action by the holders of the Notes, the Company or the Trustee may fix in advance of such solicitation, a date as the record date for determining holders entitled to take such action. The record date shall be not more than fifteen (15) days prior to the date of commencement of solicitation of such action.

Section 10.02. Proof of Execution by Noteholders. Subject to the provisions of Sections 9.01, 9.02 and 11.05, proof of the execution of any instrument by a Noteholder or its agent or proxy shall be sufficient if made in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee. The holding of Notes shall be proved by the registry of such Notes or by a certificate of the Note Registrar.

                  The record of any Noteholders' meeting shall be proved in the manner provided in Section 11.06.

                  Section 10.03. Who Are Deemed Absolute Owners. The Company, the Trustee, any paying agent, any conversion agent and any Note Registrar may deem the Person in whose name such Note shall be registered upon the Note Register to be, and may treat it as, the absolute owner of such Note (whether or not such Note shall be overdue and notwithstanding any notation of ownership or other writing thereon made by any Person other than the Company or any Note Registrar) for the purpose of receiving payment of or on account of the principal of, Interest on, and Additional Amounts, if any, on, such Note, for conversion of such Note and for all other purposes; and neither the Company nor the Trustee nor any authenticating agent nor any paying agent nor any conversion agent nor any Note Registrar shall be affected by any notice to the contrary. All such payments so made to any holder for the time being, or upon his order, shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for monies payable upon any such Note.

                  Section 10.04. Company-Owned Notes Disregarded. In determining whether the holders of the requisite aggregate principal amount of Notes have concurred in any direction, consent, waiver or other action under this Indenture, Notes that are owned by the Company or any other obligor on the Notes or any Affiliate of the Company or any other obligor on the Notes shall be disregarded and deemed not to be Outstanding for the purpose of any such determination; provided that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, consent, waiver or other action, only Notes that a Responsible Officer knows are so owned shall be so disregarded. Notes so owned that have been pledged in good faith may be regarded as Outstanding for the purposes of this Section 10.04 if the pledgee shall establish to the satisfaction of the Trustee the pledgee's right to vote such Notes and that the pledgee is not the Company, any other obligor on the Notes or any Affiliate of the Company or any such other obligor. In the case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee. Upon request of the Trustee, the Company shall furnish to the Trustee promptly an Officers' Certificate listing and identifying all Notes, if any, known by the Company to be owned or held by or for the account of any of the above described Persons, and, subject to
Section 9.01, the Trustee shall be entitled to accept such Officers' Certificate as conclusive evidence of the facts therein set forth and of the fact that all Notes not listed therein are Outstanding for the purpose of any such determination.

                  Section 10.05. Revocation of Consents; Future Holders Bound. At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 10.01, of the taking of any action by the holders of the percentage in aggregate principal amount of the Notes specified in this Indenture in connection with such action, any holder of a Note that is shown by the evidence to be included in the Notes the holders of which have consented to such action may, by filing written notice with the Trustee at its Corporate Trust Office and upon proof of holding as provided in Section 10.02, revoke such action so far as concerns such Note. Except as aforesaid, any such action taken by the holder of any Note shall be conclusive and binding upon such holder and upon all future holders and owners of such Note and of any Notes issued in exchange or substitution therefor, irrespective of whether any notation in regard thereto is made upon such Note or any Note issued in exchange or substitution therefor.

                                   ARTICLE 11

                             MEETINGS OF NOTEHOLDERS

                  Section 11.01. Purpose of Meetings. A meeting of Noteholders may be called at any time and from time to time pursuant to the provisions of this Article 11 for any of the following purposes:

                  (1) to give any notice to the Company or to the Trustee or to give any directions to the Trustee permitted under this Indenture, or to consent to the waiving of any default or Event of Default hereunder and its consequences, or to take any other action authorized to be taken by Noteholders pursuant to any of the provisions of Article 8;

                  (2) to remove the Trustee and nominate a successor trustee pursuant to the provisions of Article 9;

                  (3) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 12.02; or

                  (4) to take any other action authorized to be taken by or on behalf of the holders of any specified aggregate principal amount of the Notes under any other provision of this Indenture or under applicable law.

                  Section 11.02. Call of Meetings by Trustee. The Trustee may at any time call a meeting of Noteholders to take any action specified in Section 11.01, to be held at such time and at such place as the Trustee shall determine. Notice of every meeting of the Noteholders, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting and the establishment of any record date pursuant to Section 10.01, shall be mailed to holders of Notes at their addresses as they shall appear on the Note Register. Such notice shall also be mailed to the Company. Such notices shall be mailed not less than twenty (20) nor more than ninety (90) days prior to the date fixed for the meeting.

                  Any meeting of Noteholders shall be valid without notice if the holders of all Notes then Outstanding are present in person or by proxy or if notice is waived before or after the meeting by the holders of all Notes Outstanding, and if the Company and the Trustee are either present by duly authorized representatives or have, before or after the meeting, waived notice.

                  Section 11.03. Call of Meetings by Company or Noteholders. In case at any time the Company, pursuant to a resolution of its Board of Directors, or the holders of at least ten percent (10%) in aggregate principal amount of the Notes then Outstanding, shall have requested the Trustee to call a meeting of Noteholders, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed the notice of such meeting within twenty (20) days after receipt of such request, then the Company or such Noteholders may determine the time and the place for such meeting and may call such meeting to take any action authorized in Section 11.01, by mailing notice thereof as provided in Section 11.02.

                  Section 11.04. Qualifications for Voting. To be entitled to vote at any meeting of Noteholders a person shall (a) be a holder of one or more Notes on the record date pertaining to such meeting or (b) be a person appointed by an instrument in writing as proxy by a holder of one or more Notes on the record date pertaining to such meeting. The only persons who shall be entitled to be present or to speak at any meeting of Noteholders shall be the persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

                  Section 11.05. Regulations. Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Noteholders, in regard to proof of the holding of Notes and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit.

                  The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Noteholders as provided in Section 11.03, in which case the Company or the Noteholders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the holders of a majority in principal amount of the Notes represented at the meeting and entitled to vote at the meeting.

                  Subject to the provisions of Section 10.04, at any meeting each Noteholder or proxyholder shall be entitled to one vote for each $1,000 principal amount of Notes held or represented by him; provided that no vote shall be cast or counted at any meeting in respect of any Note challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Notes held by him or instruments in writing as aforesaid duly designating him as the proxy to vote on behalf of other Noteholders. Any meeting of Noteholders duly called pursuant to the provisions of Section 11.02 or 11.03 may be adjourned from time to time by the holders of a majority of the aggregate principal amount of Notes represented at the meeting, whether or not constituting a quorum, and the meeting may be held as so adjourned without further notice.

                  Section 11.06. Voting. The vote upon any resolution submitted to any meeting of Noteholders shall be by written ballot on which shall be subscribed the signatures of the holders of Notes or of their representatives by proxy and the Outstanding principal amount of the Notes held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Noteholders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed as provided in Section 11.02. The record shall show the principal amount of the Notes voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting.

                  Any record so signed and verified shall be conclusive evidence of the matters therein stated.

                  Section 11.07. No Delay of Rights by Meeting. Nothing contained in this Article 11 shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Noteholders or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Noteholders under any of the provisions of this Indenture or of the Notes.

                                   ARTICLE 12

                             SUPPLEMENTAL INDENTURES

Section 12.01. Supplemental Indentures Without Consent of Noteholders. The Company, when authorized by the resolution of its Board of Directors, and the Trustee may, from time to time, and at any time enter into an indenture or indentures supplemental hereto for one or more of the following purposes:

                  (a) to evidence a successor to the Company and the assumption by that successor of the Company's obligations under this Indenture and the Notes;

                  (b) to add to the Company's covenants for the benefit of the holders of the Notes or to surrender any right or power conferred upon the Company;

                  (c) to secure the Company's obligations in respect of the Notes;

                  (d) to evidence and provide for the acceptance of the appointment of a successor trustee under this Indenture;

                  (e) to cure any ambiguity, omission, defect or inconsistency in this Indenture; or

                  (f) to make any change that does not adversely affect the rights of the holders of the Notes.

                  Upon the written request of the Company, accompanied by a copy of the resolutions of the Board of Directors of the Company certified by its Secretary or Assistant Secretary authorizing the execution of any supplemental indenture, the Trustee is hereby authorized to join with the Company in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations that may be therein contained and to accept the conveyance, transfer and assignment of any property thereunder, but the Trustee shall not be obligated to, but may in its discretion, enter into any supplemental indenture that affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

                  Any supplemental indenture authorized by the provisions of this Section 12.01 may be executed by the Company and the Trustee without the consent of the holders of any of the Notes at the time Outstanding, notwithstanding any of the provisions of Section 12.02.

                  Notwithstanding any other provision of this Indenture or the Notes, the Registration Rights Agreement and the obligation to pay Additional Amounts thereunder may be amended, modified or waived only in accordance with the provisions of the Registration Rights Agreement.

                  Section 12.02. Supplemental Indenture with Consent of Noteholders. With the consent (evidenced as provided in Article 10) of the holders of at least a majority in aggregate principal amount of the Notes at the time Outstanding, the Company, when authorized by a resolution of its Board of Directors, and the Trustee may, from time to time and at any time, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or any supplemental indenture or of modifying in any manner the rights of the holders of the Notes; provided that, without the consent of the holders of all Notes then Outstanding, no such supplemental indenture shall (a) extend the fixed maturity of any Note, (b) reduce the rate or extend the time for payment of Interest or Additional Amounts, if any, thereon, (c) reduce the principal amount thereof, (d) reduce any amount payable upon redemption or repurchase thereof, (e) change the obligation of the Company to redeem any Note on a redemption date in a manner adverse to the holders of the Notes, (f) change the obligation of the Company to repurchase any Note on a Repurchase Date in a manner adverse to the holders of the Notes, (g) change the obligation of the Company to repurchase any Note upon the happening of a Fundamental Change in a manner adverse to the holders of the Notes, (h) reduce the amount of the Additional Shares or otherwise impair the right of a holder to receive the Additional Shares due on any Note, (i) impair the right of any Note holder to institute suit for the payment thereof, (j) make the principal thereof, Interest thereon, or Additional Amounts, if any, thereon, payable in any coin or currency other than that provided in the Notes, (k) impair the right of any Noteholder to convert any Note or reduce the amount of cash, the number of shares of Common Stock or amount of other property receivable upon conversion of the Notes, (l) reduce the quorum or voting requirements set forth in Article 11, (m) modify any of the provisions of Section 12.02 or Section 8.07, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the holder of each Note so affected, (n) reduce the aforesaid percentage of Notes, the holders of which are required to consent to any such supplemental indenture, or (o) modify Article 4 in a manner that materially adversely affects the holders of the Notes.

                  Notwithstanding the foregoing, if the Company has made the irrevocable election set forth in Section 17.02(d), with the consent of the holders of a majority of the aggregate principal amount of the Notes at the time Outstanding, the Company, when authorized by a resolution of its Board of Directors, and the Trustee may, from time to time and at any time, enter into an indenture or indentures supplemental hereto for the purpose of modifying Section
17.02 such that, from and after the date of such modification or amendment, the Company shall have the ability to satisfy the Conversion Obligation upon conversion of a Note in cash, Common Stock or any combination thereof; provided, however, that the Company may, without the consent of the holders, (i) increase the percentage of such holders required to approve the amendment or modification set forth in this paragraph or (ii) eliminate the Company's right to implement any such amendment or modification.

                  Upon the written request of the Company, accompanied by a copy of the resolutions of the Board of Directors of the Company certified by its Secretary or Assistant Secretary authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Noteholders as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

                  It shall not be necessary for the consent of the Noteholders under this Section 12.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

                  Section 12.03. Effect of Supplemental Indenture. Any supplemental indenture executed pursuant to the provisions of this Article 12 shall comply with the Trust Indenture Act, as then in effect, provided that this
Section 12.03 shall not require such supplemental indenture or the Trustee to be qualified under the Trust Indenture Act prior to the time such qualification is in fact required under the terms of the Trust Indenture Act or this Indenture has been qualified under the Trust Indenture Act, nor shall it constitute any admission or acknowledgment by any party to such supplemental indenture that any such qualification is required prior to the time such qualification is in fact required under the terms of the Trust Indenture Act or this Indenture has been qualified under the Trust Indenture Act. Upon the execution of any supplemental indenture pursuant to the provisions of this Article 12, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitation of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the holders of Notes shall thereafter be determined, exercised and enforced hereunder, subject in all respects to such modifications and amendments and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

                  Section 12.04. Notation on Notes. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article 12 may bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company or the Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Trustee and the Company's Board of Directors, to any modification of this Indenture contained in any such supplemental indenture may, at the Company's expense, be prepared and executed by the Company, authenticated by the Trustee (or an authenticating agent duly appointed by the Trustee pursuant to Section 18.10) and delivered in exchange for the Notes then Outstanding, upon surrender of such Notes then Outstanding.

                  Section 12.05. Evidence of Compliance of Supplemental Indenture to Be Furnished to Trustee. Prior to entering into any supplemental indenture, the Trustee shall be provided with, in addition to the documents required by Section 18.05, an Officers' Certificate and an Opinion of Counsel providing or stating that any supplemental indenture executed pursuant hereto complies with the requirements of this Article 12 and is otherwise authorized or permitted by this Indenture and that all conditions precedent thereto have been complied with.

                                   ARTICLE 13

                                   [RESERVED.]

                  Section 13.01. [RESERVED.]



                                   ARTICLE 14

                CONSOLIDATION, MERGER, SALE, CONVEYANCE AND LEASE

                  Section 14.01. Consolidation on Certain Terms. Subject to the provisions of Section 14.03, the Company may not, directly or indirectly, (1) consolidate with or merge with or into another Person (whether or not the Company is the surviving corporation) or (2) sell, lease, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company taken as a whole, in one or more related transactions, to another Person; unless:

                  (i) either (a) the Company is the surviving corporation, or
     (b) the Person formed by or surviving any such consolidation or merger (if other than the Company) or to which such sale, lease, assignment, transfer, conveyance or other disposition has been made is a corporation organized or existing under the laws of the United States of America, any state thereof or the District of Columbia;

                  (ii) the Person formed by or surviving any such consolidation or merger (if other than the Company) or the Person to which such sale, lease, assignment, transfer, conveyance or other disposition has been made assumes all the obligations of the Company under the Notes and this Indenture by supplemental indenture satisfactory in form and substance to the Trustee; provided that this clause (ii) shall not apply to any person that becomes subject to the obligations of the Company under the Notes and Indenture by operation of law;

                  (iii) immediately after giving effect to the transaction described above, no Event of Default, and no event that, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing; and

                  (iv) if as a result of such transaction the Notes become convertible into common stock or other securities issued by a third party, such third party fully and unconditionally guarantees all obligations of the Company or such successor under the Notes, this Indenture and the Registration Rights Agreement.

                  Section 14.02. Successor to Be Substituted. Upon any such consolidation or merger, or any sale, lease, assignment, transfer, conveyance or other disposition of all or substantially all the assets of the Company in a transaction that complies with Section 14.01 hereof, upon the assumption by the successor Person, by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the obligations of Company under the Notes and this Indenture, such successor Person shall succeed to and be substituted for the Company, with the same effect as if it had been named herein as the party of this first part, and the Company shall (except in the case of a lease of all or substantially all of the Company's assets) be relieved of all further obligations under the Notes and this Indenture. Such successor Person thereupon may cause to be signed, and may issue either in its own name or in the name of the Company, any or all of the Notes issuable hereunder that theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such successor Person instead of the Company and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver, or cause to be authenticated and delivered, any Notes that previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication, and any Notes that such successor Person thereafter shall cause to be signed and delivered to the Trustee for that purpose. All the Notes so issued shall in all respects have the same legal rank and benefit under this Indenture as the Notes theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Notes had been issued at the date of the execution hereof. In the event of any such consolidation, merger, sale, assignment, conveyance, transfer or other disposition, the Person named as the "Company" in the first paragraph of this Indenture, any successor that shall thereafter have become such in the manner prescribed in this Article 14 may be dissolved, wound up and liquidated at any time thereafter and such Person shall be released from its liabilities as obligor of the Notes and from its obligations under this Indenture.

                  In case of any such consolidation or merger, or any sale, assignment, transfer, conveyance or other disposition, such changes in phraseology and form (but not in substance) may be made in the Notes thereafter to be issued as may be appropriate.

                  Section 14.03. Opinion of Counsel to Be Given Trustee. The Trustee shall receive, at or prior to the time of such transaction's effectiveness, an Officers' Certificate and an Opinion of Counsel providing that any such consolidation or merger, or any sale, lease, assignment, transfer, conveyance or other disposition of all or substantially all the assets of the Company and any such assumption complies with the provisions of this Article 14.

                                   ARTICLE 15

                                   [RESERVED.]

                  Section 15.01. [RESERVED]



                                   ARTICLE 16

         IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS

                  Section 16.01. Indenture and Notes Solely Corporate Obligations. No recourse for the payment of the principal of, Interest on, or Additional Amounts, if any, on, any Note, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company in this Indenture or in any supplemental indenture or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, employee, agent, officer, director or Subsidiary, as such, past, present or future, of the Company, or of any successor corporation, either directly or through the Company, or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of the Notes.

                                   ARTICLE 17

                               CONVERSION OF NOTES

                  Section 17.01. Right to Convert. (a) Subject to and in accordance with the provisions of this Indenture, prior to the close of business on the Business Day immediately preceding March 1, 2026, the holder of any Note shall have the right, at such holder's option, to convert the principal amount of the Note, or any portion of such principal amount that is an integral multiple of $1,000, into shares of Common Stock, at a rate (the "Conversion Rate") equivalent to 203.2520 shares of Common Stock (subject to adjustment as provided in this Indenture) per $1,000 principal amount of the Notes under any of the following circumstances (the "Conversion Obligation"):

                  (i) during any Calendar Quarter (but only during such Calendar Quarter) commencing after March 31, 2006, if, as of the last day of the preceding Calendar Quarter, the Closing Price of the Common Stock exceeds 120% of the Conversion Price on the last day of such preceding Calendar Quarter for at least twenty (20) Trading Days in the thirty (30) consecutive Trading Day period ending on the last Trading Day of such immediately preceding Calendar Quarter (it being understood for purposes of this Section 17.01(a)(i) that the Conversion Price in effect at the close of business on each of the thirty (30) consecutive Trading Days should be used);

                  (ii) during the five (5) Business Day period immediately following any five (5) consecutive Trading Day period (the "Measurement Period") in which the Trading Price per $1,000 principal amount of the Notes for each day of the Measurement Period was less than 98% of the product of the Closing Price of the Common Stock and the Conversion Rate then in effect (as determined following the provision by a Noteholder of reasonable evidence that such condition has occurred in accordance with the procedures described below);

                  (iii) if the Notes have been called for redemption, at any time on or after the date the notice of redemption has been given until the later of (a) the close of business on the Business Day immediately preceding the redemption date or (b) if the Company defaults in the payment of the redemption price, for so long as such default continues; provided that a Note for which a holder has delivered a Purchase Notice or a Fundamental Change Repurchase Notice, may be surrendered for conversion only if such notice is withdrawn in accordance with this Indenture;

                  (iv) as provided in Section 17.01(b);

                  (v) as provided in Section 17.01(c); and

                  (vi) at any time beginning ten (10) Trading Days before the Stated Maturity and until the close of business on the Business Day immediately preceding the Stated Maturity.

                  The Company (or other conversion agent appointed by the Company) shall determine on a daily basis during the time period specified in
Section 17.01(a)(i) whether the Notes shall be convertible as a result of the occurrence of an event specified in clause (i) above. Whenever the Notes shall become convertible pursuant to this Section 17.01, the Company or such conversion agent shall notify the Trustee, and the Company or, at the Company's request, the Trustee in the name and at the expense of the Company, shall notify the holders of the event triggering such convertibility in the manner provided in Section 18.03, and the Company shall also publicly announce such information and publish such information on the Company's website or through such other public medium as the Company shall use at such time. Any notice so given shall be conclusively presumed to have been duly given, whether or not the holder receives such notice.

                  The Trustee (or other conversion agent appointed by the Company) shall have no obligation to determine the Trading Price under Section 17.01(a)(ii) unless the Company has requested such a determination in writing, and the Company shall have no obligation to make such request unless a Holder provides it with reasonable evidence that the Trading

Price per $1,000 principal amount of Notes would be less than 98% of the product of the Closing Price of the Common Stock and the Conversion Rate then in effect. If such evidence is provided, the Company shall instruct the Trustee (or other conversion agent) to determine at the expense of the Company the Trading Price of the Notes beginning on the next Trading Day and on each successive Trading Day until the Trading Price per $1,000 principal amount of Notes is greater than 98% of the product of the Closing Price of the Common Stock and the Conversion Rate then in effect; provided that the Trustee shall be under no duty or obligation to make the calculations described in Section 17.01(a)(ii) hereof or to determine whether the Notes are convertible pursuant to such section. For the avoidance of doubt, the Company shall make the calculations described in Section 17.01(a)(ii), using the Trading Price provided by the Trustee.

                  The Trustee shall be entitled at its sole discretion to consult with the Company and to request the assistance of the Company in connection with the Trustee's duties and obligations pursuant to Section 17.01(a)(ii) hereof (including without limitation the determination of the Conversion Rate, the Closing Prices of the Common Stock and the Trading Price), and the Company agrees, if requested by the Trustee, to cooperate with, and provide assistance to, the Trustee in carrying out its duties under this Section 17.01; provided, however, that nothing herein shall be construed to relieve the Trustee of its duties pursuant to Section 17.01(a) hereof.

                  Upon determining that the holders are or will be entitled to convert their Notes in accordance with this Article 17, the Company will promptly issue a press release and use its reasonable efforts to post such information on its website or otherwise publicly disclose this information.

                  (b) In addition, if:

                  (i) (A) the Company distributes to all holders of its Common Stock rights, warrants or options entitling them (for a period expiring within forty-five (45) days of the date of issuance) to subscribe for or purchase shares of Common Stock, or securities convertible into Common Stock, at a price per share less than, or having a conversion price per share less than, the Closing Price of the Common Stock on such date of issuance, or (B) the Company distributes to all holders of its Common Stock assets, debt securities or rights to purchase its securities (other than the rights, warrants or options referred to in clause (A) above), where on such date of issuance the value of such distribution per share of Common Stock, as determined by the Company's Board of Directors, exceeds 15% of the Closing Price of the Common Stock on the Trading Day immediately preceding the declaration date for such distribution, then, in either case, the Notes may be surrendered for conversion at any time on and after the date that the Company gives notice to the holders of such distribution, which shall be not less than twenty (20) days prior to the Ex-Dividend Time for such distribution, until the earlier of the close of business on the Business Day immediately preceding, but not including, the Ex-Dividend Time or the date the Company publicly announces that such distribution will not take place; provided that no adjustment to the Conversion Rate will be made nor will a holder of a Note be able to convert pursuant to this Section 17.01(b) (i) if such holder will otherwise participate in such distribution without conversion; or

                  (ii) the Company consolidates with or merges with or into another Person or is a party to a binding share exchange, in each case pursuant to which the Common Stock would be converted into cash, securities or other property, then the Notes may be surrendered for conversion at any time from and after the date fifteen (15) days prior to the anticipated effective date of the transaction and until, but excluding the date fifteen
     (15) days after the consummation of the transaction, unless such transaction also constitutes a Fundamental Change (in which case the Notes will be convertible in accordance with Section 17.01(c)). The Company shall notify holders and the Trustee (whether or not such transaction also constitutes a Fundamental Change) at the same time the Company publicly announces such transaction (but in no event less than 15 days prior to the effective date of such transaction). Following the effective date of such transaction, the right to convert the Notes at the Conversion Rate, and the settlement thereof, shall be modified as set forth under Section 17.06. Notwithstanding the foregoing, Notes will not become convertible by reason of a merger, consolidation or other transaction effected between the Company and one of the Company's direct or indirect Subsidiaries for the purpose of changing the Company's state of incorporation to any other state within the United States or the District of Columbia.

                  "Ex-Dividend Time" means, with respect to any distribution on shares of Common Stock, the first date on which the shares of Common Stock trade regular way on the principal securities market on which the shares of Common Stock are then traded without the right to receive such distribution.

                  (c) (i) In the event that the Company knows or reasonably should know that a Fundamental Change will occur, the Company must provide notice of the anticipated effective date of such Fundamental Change to the holders of Notes and to the Trustee on a date (the "Effective Date Notice") that is at least fifteen (15) days prior to such anticipated effective date. The Company shall also provide notice to the holders of Notes and to the Trustee that such Fundamental Change has become effective within fifteen (15) days after such effective date. A holder may surrender Notes for conversion pursuant to Section 17.01(c) at any time during the period from the opening of business on the date that is fifteen (15) days prior to the anticipated effective date of the Fundamental Change until, but, excluding, the Fundamental Change Repurchase Date relating to such Fundamental Change.

                  (ii) If and only to the extent a holder timely elects to convert Notes during the period beginning fifteen (15) days before the anticipated effective date of the Fundamental Change and until, but excluding, the Fundamental Change Repurchase Date, in connection with a Make Whole Event that occurs on or prior to March 1, 2011, the Conversion Rate for such converting holder shall be increased by an additional number of shares of Common Stock (the "Additional Shares") as described below.

                  The number of Additional Shares issuable in connection with the conversion of Notes as described in the immediately preceding paragraph shall be determined by reference to the table attached as Schedule A to this Indenture, based on the effective date of such Make Whole Event (the "Effective Date") and the Stock Price paid in connection with such transaction; provided that if the Stock Price is between two Stock Price amounts in the table or such Effective Date is between two Effective Dates in the table, the number of Additional Shares shall be determined by a straight-line interpolation between the number of Additional Shares set forth for the next higher and next lower Stock Price amounts and the two nearest Effective Dates, as applicable, based on a 365-day year; provided further that if the Stock Price is above $10.00 per share of Common Stock (subject to adjustment), no Additional Shares will be added to the Conversion Rate; and provided that if the Stock Price is below $3.28 per share (subject to adjustment), no Additional Shares will be added to the Conversion Rate.

                  The Stock Prices set forth in the first row of the table in Schedule A to this Indenture shall be adjusted as of any date on which the Conversion Rate of the Notes is adjusted (other than by operation of an adjustment to the Conversion Rate by adding Additional Shares). The adjusted Stock Prices shall equal the Stock Prices applicable immediately prior to such adjustment, multiplied by a fraction, the numerator of which is the Conversion Rate immediately prior to the adjustment giving rise to the Stock Price adjustment and the denominator of which is the Conversion Rate as so adjusted. The number of Additional Shares within the table shall be adjusted in the same manner as the Conversion Rate as set forth in Section 17.05 (other than by operation of an adjustment to the Conversion Rate by adding Additional Shares).

                  Notwithstanding the foregoing, in no event shall the total number of shares of Common Stock issuable upon conversion exceed 304.8780 shares per $1,000 principal amount of Notes, subject to adjustment in the same manner as the Conversion Rate as set forth in clauses (a) through (d) under Section 17.05

                  The Additional Shares will be delivered to holders who elect to convert their Notes on the later of (1) the fifth business day following the Effective Date and (2) the Conversion Settlement Date.

                  Any conversion of Notes in connection with a Make Whole Event as provided in this subsection, and the settlement thereof, shall be as set forth in Section 17.02.

                  (d) The Company will not issue fractional shares of Common Stock upon conversion of Notes. Instead, the Company will pay a cash amount based upon the closing price of the Common Stock on the Trading Day that is three Business Days prior to the Conversion Date.

                  (e) A Note in respect of which a holder is electing to exercise its option to require repurchase upon a Fundamental Change pursuant to
Section 3.05 or repurchase pursuant to Section 3.06 may be converted only if such holder withdraws its election in accordance with Section 3.05(d) or Section 3.08, respectively. A holder of Notes is not entitled to any rights of a holder of Common Stock until such holder has received the Common Stock, if any, due to it upon conversion of the Notes, and only to the extent such Notes are deemed to have been converted into Common Stock under this Article 17.

                  Section 17.02. Payment Upon Conversion.

                  (a) Notwithstanding anything to the contrary in Section 17.01, the Company may choose to satisfy all or a portion of the Conversion Obligation in cash.

                  (b) If the Company receives notice of conversion in accordance herewith on or prior to the day that is 30 Trading Days prior to the Stated Maturity or any redemption date for the Notes (the "Final Notice Date"), the following procedures will apply:

                  (i) If the Company chooses to satisfy all or any portion of the Conversion Obligation in cash, the Company will notify the converting Holder through the Trustee of the dollar amount to be satisfied in cash (which must be expressed either as 100% of the Conversion Obligation or as a fixed dollar amount) at any time on or before the date that is five Trading Days following receipt of the converting Holder's notice of conversion (the "Cash Settlement Notice Period"). If the Company timely elects to satisfy all or any portion of the Conversion Obligation in cash, the conversion notice may be retracted by the converting Holder at any time during the two Trading Day period beginning on the day after the final day of the Cash Settlement Notice Period (the "Conversion Retraction Period"); no such retraction can be made (and a conversion notice shall be irrevocable) if the Company does not elect to satisfy all or any portion of the Conversion Obligation in cash (other than cash in lieu of fractional shares). If the conversion notice has not been retracted, then settlement (in cash and/or shares of Common Stock) will occur on the Trading Day following the final day of the 20-Trading Day period beginning on the third Trading Day following the final day of the Conversion Retraction Period (the "Cash Settlement Averaging Period").

                  (ii) If the Company elects to satisfy the entire Conversion Obligation in shares of Common Stock, the Company will deliver to Holders surrendering Notes for conversion a number of shares of Common Stock equal to (A) the aggregate Principal Amount of Notes to be converted divided by $1,000 multiplied by (B) the then-effective Conversion Rate.

                  (iii) If the Company elects to satisfy the entire Conversion Obligation in cash, the Company will deliver to Holders surrendering Notes for conversion cash in an amount equal to the product of:

                       (A) a number equal to (1) the aggregate principal amount
                  of Notes to be converted divided by $1,000 multiplied by (2) the then-effective Conversion Rate and

                       (B) the arithmetic average of the Volume-Weighted Average
                  Prices of the Common Stock for each Trading Day during the Cash Settlement Averaging Period.

                  (iv) If the Company elects to satisfy in cash a portion of the Conversion Obligation other than the entire obligation, the Company will deliver to Holders surrendering Notes for conversion such cash amount ("Cash Amount") and a number of shares of Common Stock equal to the greater of:

                       (A) zero and

                       (B) the excess, if any, of:

                            (1) the number of shares of Common Stock equal to
                       (x) the aggregate Principal Amount of Notes to be converted divided by $1,000, multiplied by (y) the then-effective Conversion Rate, minus

                            (2) the number of shares of Common Stock equal to
                       the quotient of (x) the Cash Amount divided by (y) the arithmetic average of the Volume-Weighted Average Prices of the Common Stock for each Trading Day during the Cash Settlement Averaging Period.

                  (v) if the Company elects to settle all of the Conversion Obligation in shares, settlement of the Conversion Obligation will occur as soon as practicable after receipt of the converting Holder's notice of conversion, but in no event later than three Trading Days thereafter.

                  (c) (i) If the Company elects to satisfy all or any portion of the Conversion Obligation in cash in connection with a notice of conversion received in accordance herewith after the Final Notice Date, the Company must send a single notice to the Trustee of the dollar amount to be satisfied in cash (which must be expressed either as 100% of the Conversion Obligation or as a fixed dollar amount) at any time on or before the Final Notice Date and will not send individual notices of its election to satisfy all or any portion of the Conversion Obligation in cash. Settlement amounts will be computed and settlement dates will be determined in the same manner as set forth under
Section 17.02(b) above except that the "Cash Settlement Averaging Period" shall be the twenty (20) consecutive Trading Days ending on the third Trading Day prior to the Stated Maturity or any redemption date. Settlement (in cash and/or shares of Common Stock) will occur on the third Trading Day following the final day of such Cash Settlement Averaging Period.

                  (ii) If the Company elects to settle all of the Conversion Obligation in shares, settlement of the Conversion Obligation will occur as soon as practicable after receipt of the converting Holder's notice of conversion, but in no event later than three Trading Days thereafter.

                  (d) Notwithstanding anything to the contrary in this Indenture, at any time prior to Stated Maturity, the Company may irrevocably elect, in its sole discretion without the consent of the Holders, by notice to the Trustee and the Holders to satisfy in cash 100% of the principal amount of the Notes converted after the date of such election. After making such an election, the Company still may satisfy the remainder of the Conversion Obligation to the extent it exceeds the principal amount in cash or Common Stock or a combination of cash and Common Stock. The Company will provide notice of such election in the same manner as set forth above under either clause (b) or
(c), whichever is applicable. Settlement amounts will be computed and settlement dates will be determined in the same manner as set forth above under clause (b) or (c), as applicable.

                  Section 17.03. Conversion Procedure.

                  (a) Before any holder of a Note shall be entitled to convert the same as set forth above, such holder shall (1) in the case of Global Notes, comply with the procedures of the Depositary in effect at that time and furnish appropriate endorsement and transfer documents, and (2) in the case of a Note issued in certificated form, surrender such Notes, duly endorsed to the Company or in blank (and accompanied by appropriate endorsement and transfer documents), at the office of the conversion agent, and give irrevocable written notice to the conversion agent in the form on the reverse of such certificated Note (or a facsimile thereof) (a "Notice of Conversion") at said office or place that such holder elects to convert the same and shall state in writing therein the principal amount of Notes to be converted and the name or names (with addresses) in which such holder wishes the certificate or certificates for the shares, if any, included upon settlement of the Conversion Obligation, to be registered. No Notice of Conversion with respect to any Notes may be tendered by a holder thereof if such holder has also tendered a Repurchase Notice or Option to Elect Repurchase Upon a Fundamental Change and not validly withdrawn such Repurchase Notice or Option to Elect Repurchase upon a Fundamental Change in accordance with Article 3.

                  If more than one Note shall be surrendered for conversion at one time by the same holder, the Conversion Obligation with respect to such Notes, if any, that shall be payable upon conversion shall be computed on the basis of the aggregate principal amount of the Notes (or specified portions thereof to the extent permitted thereby) so surrendered.

                  (b) In case any Note shall be surrendered for partial conversion, the Company shall execute and, upon written direction of the Company, the Trustee shall authenticate and deliver to or upon the written order of the holder of the Note so surrendered, without charge to such holder, a new Note or Notes in authorized denominations in an aggregate principal amount equal to the unconverted portion of the surrendered Notes.

                  (c) If a holder submits a Note for conversion, the Company shall pay all stamp and other duties, if any, which may be imposed by the United States or any political subdivision thereof or taxing authority thereof or therein with respect to the issuance of shares of Common Stock, if any, upon the conversion. However, the holder shall pay any such tax which is due because the holder requests any shares to be issued in a name other than the holder's name. The Trustee may refuse to deliver the certificates representing the shares of Common Stock being issued in a name other than the holder's name until the Trustee receives a sum sufficient to pay any tax which will be due because the shares are to be issued in a name other than the holder's name. Nothing herein shall preclude any tax withholding required by law or regulations.

                  (d) Upon the conversion of an interest in a Global Note, the Trustee, or the Custodian at the direction of the Trustee, shall make a notation on such Global Note as to the reduction in the principal amount represented thereby. The Company shall notify the Trustee in writing of any conversion of Notes effected through any conversion agent other than the Trustee.

                  (e) No payment or adjustment shall be made for dividends on, or other distributions with respect to, any Common Stock except as provided in this Article 17. Except for conversion during the period from the close of business on any record date immediately preceding any interest payment date to the close of business on the Business Day immediately preceding such interest payment date, upon conversion of a Note, in which case the holder on such record date shall receive the Interest and Additional Amounts, if any, that portion of accrued and unpaid Interest and Additional Amounts, if any, payable on such interest payment date, if any, on the converted Note attributable to the period from the most recent interest payment date (or, if no interest payment date has occurred, from the Issue Date) through the Conversion Date shall not be cancelled, extinguished or forfeited, but rather shall be deemed to be paid in full to the holder thereof through delivery of the Common Stock, or any cash in lieu thereof (together with the cash payment, if any, in lieu of fractional shares), in exchange for the Note being converted pursuant to the provisions hereof, and the Fair Market Value of such shares of Common Stock, or any cash in lieu thereof (together with any such cash payment in lieu of fractional shares), shall be treated as issued, to the extent thereof, first in exchange for accrued and unpaid Interest and Additional Amounts, if any, accrued through the Conversion Date and the balance, if any, of such Fair Market Value of such Common Stock, or any cash in lieu thereof (and any such cash payment), shall be treated as issued in exchange for the principal amount of the Note being converted pursuant to the provisions hereof.

                  (f) Notes or portions thereof surrendered for conversion during the period from the close of business on any record date immediately preceding any interest payment date to the close of business on the Business Day immediately preceding such interest payment date shall be accompanied by payment to the Company or its order, in immediately available funds or other funds acceptable to the Company, of an amount equal to the Interest and Additional Amounts, if any, payable on such interest payment date with respect to the principal amount of Notes or portions thereof being surrendered for conversion; provided that no such payment need be made (1) if the Company has specified a redemption date that occurs after a record date but on or prior to the next interest payment date, (2) if the Company has specified a Fundamental Change Repurchase Date during such period or (3) to the extent of any overdue Interest or overdue Additional Amounts, if any overdue Interest or Additional Amounts exist on the Conversion Date with respect to the Notes converted.

                  Section 17.04. [Reserved].

                  Section 17.05. Adjustment of Conversion Rate. The Conversion Rate shall be adjusted from time to time (without duplication) by the Company as follows:

                  (a) In case the Company shall hereafter pay a dividend or make a distribution to all holders of the outstanding Common Stock in shares of Common Stock, the Conversion Rate shall be increased so that the same shall equal the rate determined by multiplying the Conversion Rate in effect immediately prior to the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution by a fraction,

                       (i) the numerator of which shall be the sum of the number
                  of shares of Common Stock outstanding at the close of business on the date fixed for the determination of stockholders entitled to receive such dividend or other distribution plus the total number of shares of Common Stock constituting such dividend or other distribution; and

                       (ii) the denominator of which shall be the number of
                  shares of Common Stock outstanding at the close of business on the date fixed for such determination,

     such increase to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purpose of this paragraph (a), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company. The Company will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company. If any dividend or distribution of the type described in this
     Section 17.05(a) is declared but not so paid or made, the Conversion Rate shall again be adjusted to the Conversion Rate that would then be in effect if such dividend or distribution had not been declared.

                  (b) In case the Company shall issue rights, options or warrants to all holders of its outstanding shares of Common Stock entitling them (for a period expiring within forty-five (45) days after the date fixed for determination of stockholders entitled to receive such rights, options or warrants) to subscribe for or purchase shares of Common Stock at a price per share less than the average of the Closing Prices of the Common Stock for the ten (10) Trading Days immediately preceding the declaration date for such distribution, the Conversion Rate shall be increased so that the same shall equal the rate determined by multiplying the Conversion Rate in effect immediately prior to the opening of business on the day following the date fixed for determination of stockholders entitled to receive such rights, options or warrants by a fraction,

                       (i) the numerator of which shall be the number of shares
                  of Common Stock outstanding at the close of business on the date fixed for determination of stockholders entitled to receive such rights, options or warrants plus the total number of additional shares of Common Stock offered for subscription or purchase, and

                       (ii) the denominator of which shall be the sum of the
                  number of shares of Common Stock outstanding at the close of business on the date fixed for determination of stockholders entitled to receive such rights, options or warrants plus the number of shares that the aggregate offering price of the total number of shares of Common Stock so offered would purchase at a price equal to the average of the Closing Prices of the Common Stock for the ten (10) Trading Days immediately preceding the declaration date for such distribution.

                  Such adjustment shall be successively made whenever any such rights, options or warrants are issued, and shall become effective immediately after the opening of business on the day following the date fixed for determination of stockholders entitled to receive such rights, options or warrants. To the extent that shares of Common Stock are not delivered after the expiration of such rights, options or warrants, the Conversion Rate shall be readjusted to the Conversion Rate that would then be in effect had the adjustments made upon the issuance of such rights, options or warrants been made on the basis of delivery of only the number of shares of Common Stock actually delivered. If such rights, options or warrants are not so issued, the Conversion Rate shall again be adjusted to be the Conversion Rate that would then be in effect if such date fixed for the determination of stockholders entitled to receive such rights, options or warrants had not been fixed. In determining whether any rights, options or warrants entitle the holders to subscribe for or purchase shares of Common Stock at a price less than the average of the Closing Prices of the Common Stock for the ten (10) Trading Days immediately preceding the declaration date for such distribution, and in determining the aggregate offering price of such shares of Common Stock, there shall be taken into account any consideration received by the Company for such rights, options or warrants and any amount payable on exercise or conversion thereof, the value of such consideration, if other than cash, to be determined by the Board of Directors of the Company.

                  (c) In case outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the Conversion Rate in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately increased, and conversely, in case outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the

     Conversion Rate in effect immediately prior to the opening of business on the day following the day upon which such combination becomes effective shall be proportionately reduced, such increase or reduction, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

                  (d) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock shares of any class of capital stock of the Company or evidences of indebtedness, property or assets (including rights, options, warrants and other securities, but excluding any rights, options or warrants referred to in Section 17.05(b), and excluding any dividend or distribution (x) paid exclusively in cash or
     (y) referred to in Section 17.05(a)) (any of the foregoing hereinafter in this Section 17.05(d) called the "Distributed Property"), then, in each such case the Conversion Rate shall be increased so that the same shall be equal to the rate determined by multiplying the Conversion Rate in effect immediately prior to the opening of business on the day immediately following the Record Date with respect to such distribution by a fraction,

                       (i) the numerator of which shall be the Current Market
                  Price on such Record Date; and

                       (ii) the denominator of which shall be the Current Market
                  Price on such Record Date less the Fair Market Value (as determined by the Board of Directors of the Company, whose determination shall be conclusive, and described in a resolution of such Board of Directors) on the Record Date of the portion of the Distributed Property so distributed applicable to one share of Common Stock, such adjustment to become effective immediately after the opening of business on the day following such Record Date; provided that if the then Fair Market Value (as so determined) of the portion of the Distributed Property so distributed applicable to one share of Common Stock is equal to or greater than the Current Market Price on the Record Date, in lieu of the foregoing adjustment, upon any conversion of the Notes thereafter, the provisions of Section 17.06 shall apply to such conversion mutatis mutandis; provided further that for such application, any references in such provisions to the "Reference Property" shall be deemed references to a unit composed of (a) the number of shares of Common Stock equal to the Conversion Rate immediately prior to the relevant distribution and (b) the amount of Distributed Property such holder would have received had such holder held a number of shares of Common Stock equal to the Conversion Rate immediately prior to the relevant distribution. If such dividend or distribution is not so paid or made, the Conversion Rate shall again be adjusted to be the Conversion Rate that would then be in effect if such dividend or distribution had not been declared. If the Board of Directors of the Company determines the Fair Market Value of any distribution for purposes of this Section 17.05(d) by reference to the actual or when issued trading market for any securities, it must in doing so consider the prices in such market over the same period used in computing the Current Market Price on the applicable Record Date.

                  Notwithstanding the foregoing, if the Distributed Property distributed by the Company to all holders of its Common Stock consists of capital stock of, or similar equity interests in, a Subsidiary or other business unit of the Company, the Conversion Rate shall be increased so that the same shall be equal to the rate determined by multiplying the Conversion Rate in effect immediately prior to the opening of business on the day following the Record Date with respect to such distribution by a fraction,

                       (i) the numerator of which shall be the sum of (A) the
                  average of the Closing Prices of the Common Stock for the ten
                  (10) consecutive Trading Days commencing on and including the fifth Trading Day after the date on which "ex-dividend trading" commences for such dividend or distribution on the Nasdaq National Market or such other principal national or regional exchange or market on which such securities are then listed or quoted (the "Ex-Dividend Date") plus (B) the average Closing Prices of the securities distributed in respect of each share of Common Stock for the ten (10) consecutive Trading Days commencing on and including the fifth Trading Day after the Ex-Dividend Date; and

                       (ii) the denominator of which shall be the average of the
                  Closing Prices of the Common Stock for the ten (10) consecutive Trading Days commencing on and including the fifth Trading Day after the Ex-Dividend Date,

     such adjustment to become effective immediately after the opening of business on the day following such Record Date. In any case in which this paragraph is applicable, Section 17.05(a), Section 17.05(b) and the first paragraph of this Section 17.05(d) shall not be applicable.

                  Rights or warrants distributed by the Company to all holders of Common Stock entitling the holders thereof to subscribe for or purchase shares of the Company's capital stock (either initially or under certain circumstances), which rights, options or warrants, until the occurrence of a specified event or events ("Trigger Event"): (i) are deemed to be transferred with such shares of Common Stock; (ii) are not exercisable; and
     (iii) are also issued in respect of future issuances of Common Stock, shall be deemed not to have been distributed for purposes of this Section 17.05 (and no adjustment to the Conversion Rate under this Section 17.05 will be required) until the occurrence of the earliest Trigger Event, whereupon such rights, options and warrants shall be deemed to have been distributed and an appropriate adjustment (if any is required) to the Conversion Rate shall be made under this Section 17.05(d). If any such right or warrant, including any such existing rights, options or warrants distributed prior to the date of this Indenture, are subject to events, upon the occurrence of which such rights, options or warrants become exercisable to purchase different securities, evidences of indebtedness or other assets, then the date of the occurrence of any and each such event shall be deemed to be the date of distribution and record date with respect to new rights, options or warrants with such rights (and a termination or expiration of the existing rights, options or warrants without exercise by any of the holders thereof). In addition, in the event of any distribution (or deemed distribution) of rights, options or warrants, or any Trigger Event or other event (of the type described in the preceding sentence) with respect thereto that was counted for purposes of calculating a distribution amount for which an adjustment to the Conversion

     Rate under this Section 17.05 was made, (1) in the case of any such rights, options or warrants that shall all have been redeemed or repurchased without exercise by any holders thereof, the Conversion Rate shall be readjusted upon such final redemption or repurchase to give effect to such distribution or Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share redemption or repurchase price received by a holder or holders of Common Stock with respect to such rights, options or warrants (assuming such holder had retained such rights, options or warrants), made to all holders of Common Stock as of the date of such redemption or repurchase, and (2) in the case of such rights, options or warrants that shall have expired or been terminated without exercise by any holders thereof, the Conversion Rate shall be readjusted as if such rights, options and warrants had not been issued.

                  Prior to the occurrence of any Triggering Event, no adjustment to the Conversion Rate shall be made pursuant to this Section 17.05(d) in respect of rights, options or warrants distributed to or deemed distributed upon the occurrence of such Triggering Event to the extent such rights, options or warrants are actually distributed, or reserved by the Company for distribution, to holders of Notes upon conversion by such holders of Notes into Common Stock.

                  For purposes of this Section 17.05(d), Section 17.05(a) and
     Section 17.05(b), any dividend or distribution to which this Section 17.05(d) is applicable that also includes shares of Common Stock, or rights, options or warrants to subscribe for or purchase shares of Common Stock (or both), shall be deemed instead to be (1) a dividend or distribution of the evidences of indebtedness, assets or shares of capital stock other than such shares of Common Stock or rights, options or warrants (and any Conversion Rate adjustment required by this Section 17.05(d) with respect to such dividend or distribution shall then be made) immediately followed by (2) a dividend or distribution of such shares of Common Stock or such rights, options or warrants (and any further Conversion Rate adjustment required by Sections 17.05(a) and 17.05(b) with respect to such dividend or distribution shall then be made), except (A) the Record Date of such dividend or distribution shall be substituted as "the date fixed for the determination of stockholders entitled to receive such dividend or other distribution", "the date fixed for the determination of stockholders entitled to receive such rights, options or warrants" and "the date fixed for such determination" within the meaning of Section 17.05(a) and 17.05(b) and (B) any shares of Common Stock included in such dividend or distribution shall not be deemed "outstanding at the close of business on the date fixed for the determination of stockholders entitled to receive such dividend or other distribution" or "outstanding at the close of business on the date fixed for such determination" within the meaning of
     Section 17.05(a).

                  The reclassification of the Common Stock into securities including securities other than Common Stock (other than any reclassification upon an event to which Section 17.06 applies) shall be deemed to involve (a) a distribution of such securities other than the Common Stock to all holders of Common Stock (and the effective date of such reclassification shall be deemed to be the "Record Date" within the meaning of this Section 17.05(d)), and (b) a subdivision or combination, as the case may be, of the number of shares of Common Stock outstanding immediately prior to such reclassification into the number of shares of Common Stock outstanding immediately thereafter (and the effective date of such reclassification shall be deemed to be "the day upon which such subdivision becomes effective" or "the day upon which such combination becomes effective", as the case may be, and "the day upon which such subdivision or combination becomes effective" within the meaning of Section 17.05(c)).

                  (e) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock cash (excluding any dividend or distribution in connection with the liquidation, dissolution or winding up of the Company, whether voluntary or involuntary), then, in such case, the Conversion Rate shall be increased so that the same shall equal the rate determined by multiplying the Conversion Rate in effect immediately prior to the opening of business on the day following such Record Date by a fraction,

                       (i) the numerator of which shall be the Current Market
                  Price on such Record Date; and

                       (ii) the denominator of which shall be the Current Market
                  Price on such Record Date less the amount of cash so distributed applicable to one share of Common Stock,

     such adjustment to be effective immediately after the opening of business on the day following the Record Date; provided that if the Current Market Price on the Record Date exceeds the portion of the cash so distributed applicable to one share of Common Stock by less than $1.00, in lieu of the foregoing adjustment, upon any conversion of the Notes thereafter, the provisions of Section 17.06 shall apply to such conversion mutatis mutandis; provided further that for such application, any references in such provisions to the "Reference Property" shall be deemed references to a unit composed of (a) the number of shares of Common Stock equal to the Conversion Rate immediately prior to the relevant distribution and (b) the amount of cash such holder would have received had such holder held a number of shares of Common Stock equal to the Conversion Rate immediately prior to the relevant distribution. If such dividend or distribution is not so paid or made, the Conversion Rate shall again be adjusted to be the Conversion Rate that would then be in effect if such dividend or distribution had not been declared.

                  (f) In case a tender or exchange offer made by the Company or any Subsidiary for all or any portion of the Common Stock shall expire and such tender or exchange offer (as amended upon the expiration thereof) shall require the payment to stockholders of consideration per share of Common Stock having a Fair Market Value (as determined by the Board of Directors of the Company, whose determination shall be conclusive and described in a resolution of the Board of Directors) that as of the last time (the "Expiration Time") tenders or exchanges may be made pursuant to such tender or exchange offer (as it may be amended) exceeds the Closing Price per share of Common Stock on the Trading Day next succeeding the Expiration Time, the Conversion Rate shall be increased so that the same shall equal the rate determined by multiplying the Conversion Rate in effect immediately prior to the Expiration Time by a fraction,

                       (i) the numerator of which shall be the sum of (x) the
                  Fair Market Value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares validly tendered or exchanged and not withdrawn as of the Expiration Time (the shares deemed so accepted up to any such maximum, being referred to as the "Purchased Shares") and (y) the product of the number of shares of Common Stock outstanding (less any Purchased Shares) at the Expiration Time and the Closing Price per share of Common Stock on the Trading Day next succeeding the Expiration Time, and

                       (ii) the denominator of which shall be the number of
                  shares of Common Stock outstanding (including any tendered or exchanged shares) at the Expiration Time multiplied by the Closing Price per share of Common Stock on the Trading Day next succeeding the Expiration Time, such adjustment to become effective immediately after the Expiration Time. If the Company is obligated to purchase shares pursuant to any such tender or exchange offer, but the Company is permanently prevented by applicable law from effecting any such purchases or all such purchases are rescinded, the Conversion Rate shall again be adjusted to be the Conversion Rate that would then be in effect if such tender or exchange offer had not been made.

                  (g) No adjustment in the Conversion Rate shall be made for any increase or decrease in the par value of the Common Stock, or a change in the par value of the Common Stock to no par value.

                  (h) Notwithstanding anything contained in this Section 17.05, in no event will the Conversion Rate exceed 304.8780 per $1,000 principal amount of the Notes (the "Maximum Conversion Rate") as a result of an adjustment pursuant to Section 17.05(e) or (f); provided, however, that the Maximum Conversion Rate is subject to adjustment in accordance with Sections 17.05(a), (b), (c) and (d).

                  (i) For purposes of this Section 17.05, the following terms shall have the meaning indicated:

                       (i) "Current Market Price" means the average of the daily
                  Closing Prices per share of Common Stock for the ten (10) consecutive Trading Days ending on the earlier of the date of termination and the day before the "Ex" date with respect to the distribution requiring such computation. For purposes of this paragraph, the term "Ex" date, when used with respect to any distribution, means the first date on which the Common Stock trades, regular way, on the relevant exchange or in the relevant market from which the Closing Price was obtained without the right to receive such distribution.

                  If another issuance, distribution, subdivision or combination to which Section 17.05 applies occurs during the period applicable for calculating "Current Market Price" pursuant to the definition in the preceding paragraph, "Current Market Price" shall be calculated for such period in a manner determined by the Board of

                  Directors of the Company to reflect the impact of such issuance, distribution, subdivision or combination on the Closing Price of the Common Stock during such period.

                       (ii) "Fair Market Value" shall mean the amount that a
                  willing buyer would pay a willing seller in an arm's-length transaction.

                       (iii) "Record Date" shall mean, with respect to any
                  dividend, distribution or other transaction or event in which the holders of Common Stock have the right to receive any cash, securities or other property or in which the Common Stock (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of stockholders entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors of the Company or by statute, contract or otherwise).

                       (iv) "Trading Day" for any security shall mean a day
                  during which trading in securities generally occurs on the Nasdaq National Market or, if the Common Stock is not listed on the Nasdaq National Market, on the principal other U.S. national or regional securities exchange on which the Common Stock is then listed or, if the Common Stock is not listed on a U.S. national or regional securities exchange, on the principal other market on which the Common Stock is then traded; provided, that no day on which the Common Stock experiences any of the following (each, a "non-trading event") will count as a Trading Day:

                            (A) any suspension of or limitation imposed on
                       quotation or trading of the Common Stock on the Nasdaq National Market or any other national or regional securities exchange or association, inter-dealer quotation system or over-the-counter market; or

                            (B) the Nasdaq National Market or any other relevant
                       national or regional securities exchange or association, inter-dealer quotation system or over-the-counter market on which the Common Stock trades closes on any exchange business day prior to its scheduled closing time unless such earlier closing time is announced by the exchange at least one hour prior to the earlier of (i) the actual closing time for the regular trading session on such exchange and (ii) the submission deadline for orders to be entered into the exchange for execution on such business day.

                  (j) The Company may make such increases in the Conversion Rate, in addition to those required by Section 17.05(a), (b), (c), (d), (e) or (f) as the Board of Directors of the Company considers to be advisable to avoid or diminish any income tax to holders of Common Stock or rights to purchase Common Stock resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for income tax purposes. To the extent permitted by applicable law, the Company from time to time may increase the Conversion Rate by any amount for any period of time if the Board of Directors of the Company shall have made a determination that such increase would be in the best interests of the Company, which determination shall be conclusive. Notwithstanding the foregoing, in no event will the total number of shares of common stock issuable upon conversion exceed
     304.8780 per $1,000 principal amount of the Notes, subject to adjustments in the same manner as the Conversion Rate pursuant to clauses (a) through
     (d) under Section 17.05.

                  Whenever the Conversion Rate is increased pursuant to the preceding paragraph, the Company shall mail, or cause the Trustee to mail at the Company's expense, to holders of record of the Notes a notice of the increase prior to the date the increased Conversion Rate takes effect, and such notice shall state the increased Conversion Rate and the period during which it will be in effect.

                  (k) All calculations under this Article 17 shall be made by the Company and shall be made to the nearest cent or to the nearest one-ten thousandth (1/10,000) of a share, as the case may be. No adjustment need be made for rights to purchase Common Stock pursuant to a Company plan for reinvestment of dividends or interest or for any issuance of Common Stock or convertible or exchangeable securities or rights to purchase Common Stock or convertible or exchangeable securities. Interest will not accrue on any cash into which the Notes are convertible.

                  (l) Whenever the Conversion Rate is adjusted as herein provided, the Company shall promptly file with the Trustee and any conversion agent other than the Trustee an Officers' Certificate setting forth the Conversion Rate after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Unless and until a Responsible Officer of the Trustee shall have received such Officers' Certificate, the Trustee shall not be deemed to have knowledge of any adjustment of the Conversion Rate and may assume that the last Conversion Rate of which it has knowledge is still in effect. Promptly after delivery of such certificate, the Company shall prepare a notice of such adjustment of the Conversion Rate setting forth the adjusted Conversion Rate and the date on which each adjustment becomes effective and shall mail, or cause the Trustee to mail at the Company's expense, such notice of such adjustment of the Conversion Rate to the holder of each Note at his last address appearing on the Note Register provided for in Section 2.05 of this Indenture, within twenty (20) days after execution thereof. Failure to deliver such notice shall not affect the legality or validity of any such adjustment.

                  (m) Notwithstanding the foregoing, the Company will not be required to adjust the Conversion Rate unless the adjustment would result in a change of at least 1% of the Conversion Rate. However, any adjustments that are less than 1% of the Conversion Rate will be carried forward and taken into account when determining subsequent adjustments. In addition, the Company will make any carry forward adjustments not otherwise effected on each anniversary of the first issue date of the Notes, upon the Company's issuance of any notice of redemption for the Notes, upon conversion of the Notes, upon the occurrence of a Fundamental Change and twenty (20) Business Days prior to the Stated Maturity. The Company will not make any adjustments if holders of Notes are permitted to participate in the transactions described in clauses (a) through (f) of this Section
     17.05 that would otherwise require adjustment of the Conversion Rate.

                  (n) For purposes of this Section 17.05, the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

                  Section 17.06. Effect of Reclassification, Consolidation, Merger or Sale. If any of the following events occur, namely (i) any recapitalization, reclassification or change of the outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a split, subdivision or combination), (ii) any consolidation, merger or combination of the Company with another Person as a result of which holders of Common Stock shall be entitled to receive stock, securities, other property, assets or cash with respect to or in exchange for such Common Stock, (iii) any sale, lease, assignment, transfer or conveyance of the properties and assets of the Company and its Subsidiaries as, or substantially as, an entirety to any other Person, or (iv) any statutory share exchange, in each case as a result of which holders of Common Stock shall be entitled to receive stock, securities, other property, assets or cash with respect to or in exchange for such Common Stock, then: at the effective time of the transaction, the right to convert a Note will be changed into a right to convert it into the kind and amount of shares of stock, other securities or other property or assets, including cash or any combination thereof, that a holder of a number of shares of Common Stock equal to the Conversion Rate immediately prior to such transaction would have owned or been entitled to receive (the "Reference Property"), upon such transaction. In the event holders of Common Stock have the opportunity to elect the form of consideration to be received in such transaction, the type and amount of consideration that holders of Notes would have been entitled to receive will be deemed to be the weighted average of the types and amounts of consideration received by the holders of Common Stock that affirmatively make an election. The Company shall not become a party to any such transaction unless its terms are consistent with the foregoing.

                  Section 17.07. Taxes on Shares Issued. The issue of any stock certificates on conversions of Notes shall be made without charge to the converting Noteholder for any documentary, stamp or similar issue or transfer tax in respect of the issue thereof. The Company shall not, however, be required to pay any such tax that may be payable in respect of any transfer involved in the issue and delivery of stock, if any, in any name other than that of the holder of any Note converted, and the Company shall not be required to issue or deliver any such stock certificate unless and until the Person or Persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

                  Section 17.08. Reservation of Shares, Shares to Be Fully Paid; Compliance with Governmental Requirements; Listing of Common Stock. The Company shall provide, free from preemptive rights, out of its authorized but unissued shares or shares held in treasury, sufficient shares of Common Stock to provide for the conversion of the Notes and payment of the Additional Shares, if any, from time to time as such Notes are presented for conversion or repurchase in the case of Additional Shares, if any.

                  Before taking any action that would cause an adjustment increasing the Conversion Rate to an amount that would cause the Conversion Price to be reduced below the then par value, if any, of any shares of Common Stock that may be issued upon conversion of the Notes, the Company will take all corporate action that may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue shares of such Common Stock at such adjusted Conversion Rate.

                  The Company covenants that all shares of Common Stock that may be issued upon conversion of Notes will upon issue be fully paid and non-assessable by the Company and free from all taxes, liens and charges with respect to the issue thereof.

                  The Company covenants that, if any shares of Common Stock to be provided for the purpose of conversion of Notes hereunder require registration with or approval of any governmental authority under any federal or state law before such shares may be validly issued upon conversion, the Company will in good faith and as expeditiously as possible, to the extent then permitted by the rules and interpretations of the Commission (or any successor thereto), endeavor to secure such registration or approval, as the case may be.

                  The Company further covenants that, if at any time the Common Stock shall be listed on the Nasdaq Stock Market or any national securities exchange or other national automated quotation system, the Company will, if permitted by the rules of such exchange or automated quotation system, list and keep listed, so long as the Common Stock shall be so listed on such exchange or automated quotation system, any Common Stock issuable upon conversion of the Notes; provided that if the rules of such exchange or automated quotation system permit the Company to defer the listing of such Common Stock until the first conversion of the Notes in accordance with the provisions of this Indenture, the Company covenants to list any Common Stock issuable upon conversion of the Notes in accordance with the requirements of such exchange or automated quotation system at such time.

                  Section 17.09. Responsibility of Trustee. The Trustee and any other conversion agent shall not at any time be under any duty or responsibility to any holder of Notes to determine the Conversion Rate or whether any facts exist that may require any adjustment of the Conversion Rate, or with respect to the nature or extent or calculation of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. The Trustee and any other conversion agent shall not be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock, or of any stock, securities, other property, assets or cash that may at any time be issued or delivered upon the conversion of any Note; and the Trustee and any other conversion agent make no representations with respect thereto. Neither the Trustee nor any conversion agent shall be responsible for any failure of the Company to issue, transfer or deliver any shares of Common Stock or stock certificates or securities, other property, assets or cash upon the surrender of any Note for the purpose of conversion or to comply with any of the duties, responsibilities or covenants of the Company contained in this Article 17. Without limiting the generality of the foregoing, neither the Trustee nor any conversion agent shall be under any responsibility to determine the correctness of any provisions contained in any supplemental indenture entered into pursuant to Section 17.06 relating either to the kind or amount of shares of stock or securities or property (including cash) receivable by Noteholders upon the conversion of their Notes after any event referred to in such Section 17.06 or to any adjustment to be made with respect thereto, but, subject to the provisions of Section 9.01, may accept as conclusive evidence of the correctness of any such provisions, and shall be protected in relying upon, the Officers' Certificate (which the Company shall be obligated to file with the Trustee prior to the execution of any such supplemental indenture) with respect thereto.

                  Section 17.10. Notice to Holders Prior to Certain Actions. In case:

                  (a) the Company shall declare a dividend (or any other distribution) on its Common Stock that would require an adjustment in the Conversion Rate pursuant to Section 17.05; or

                  (b) the Company shall authorize the granting to the holders of all or substantially all of its Common Stock of rights, options or warrants to subscribe for or purchase any share of any class of capital stock or any other rights, options or warrants, in each case, that would require an adjustment in the Conversion Rate pursuant to Section 17.05; or

                  (c) of any reclassification or reorganization of the Common Stock (other than a subdivision or combination of its outstanding Common Stock, or a change in par value, or from par value to no par value, or from no par value to par value), or of any consolidation, merger or binding share exchange to which the Company is a party and for which approval of any stockholders of the Company is required, or of the sale or conveyance of all or substantially all of the assets of the Company; or

                  (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

the Company shall cause to be filed with the Trustee and to be mailed to each holder of Notes at his address appearing on the Note Register provided for in
Section 2.05 of this Indenture, as promptly as possible but in any event at least ten (10) days prior to the applicable date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution or rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution or rights are to be determined, or (y) the date on which such reclassification, consolidation, merger, binding share exchange, sale, conveyance, dissolution, liquidation or winding up is expected to become effective or occur, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, binding share exchange, sale, conveyance, dissolution, liquidation or winding up. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such dividend, distribution, reclassification, consolidation, merger, binding share exchange, sale, conveyance, dissolution, liquidation or winding up.

                  Section 17.11. Stockholder Rights Plans. Upon conversion of the Notes, the holders of such Notes will receive, to the extent that the Company delivers shares of Common Stock upon such conversion, the rights related to such Common Stock pursuant to any current or future shareholder rights plan, whether or not such rights have separated from the Common Stock at the time of such conversion, subject to such exceptions as are set forth in the Rights Agreement with Mellon Investor Services LLC, as rights agent, dated as of November 30, 1998, as amended (the "Rights Agreement"), and apply to all holders of Common Stock or rights other than any Acquiring Person (as defined in the Rights Agreement) or such customary exceptions as may be set forth in any such future shareholder rights plan; provided, however, that nothing in this Indenture shall obligate the Company to maintain in effect the Rights Agreement or any rights or to adopt (or maintain in effect if adopted) any other shareholder rights plan. However, there will not be any adjustment to the Conversion Obligation or Conversion Rate as a result of: the issuance of such rights; the distribution of separate certificates representing such rights; the exercise or redemption of such rights in accordance with any rights agreement; or the termination or invalidation of such rights.

                  Notwithstanding the foregoing, if a holder of Notes exercising its right of conversion hereunder after the distribution of rights pursuant to any rights plan in effect at the time of such conversion is not entitled to receive the rights that would otherwise be attributable, but for the date of conversion, to the shares of Common Stock to be received upon such conversion, if any, the Conversion Rate will be adjusted as though the rights were being distributed to holders of Common Stock on the date the rights become separable from such stock. If such an adjustment is made and such rights are later redeemed, invalidated or terminated, then a corresponding reversing adjustment will be made to the Conversion Rate on an equitable basis.

                  Section 17.12. Company Determination Final. Any determination that the Company or Board of Directors of the Company must make pursuant to
Article 17 shall, absent manifest error, be conclusive.

                                   ARTICLE 18

                            MISCELLANEOUS PROVISIONS

Section 18.01. Provisions Binding on Company's Successors. All the covenants, stipulations, promises and agreements by the Company contained in this Indenture shall bind its successors and assigns whether so expressed or not.

Section 18.02. Official Acts by Successor Corporation. Any act or proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee or officer of the Company shall and may be done and performed with like force and effect by the like board, committee or officer of any Person that shall at the time be the lawful sole successor of the Company.

Section 18.03. Addresses for Notices, Etc. Any notice or demand that by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the holders of Notes on the Company shall be deemed to have been sufficiently given or made, for all purposes, and effective only upon receipt, if given or served by being deposited postage prepaid by registered or certified mail in a post office letter box or sent by telecopier transmission addressed as follows: 4000 MacArthur Boulevard, Newport Beach, CA 92660,

Attention: J. Scott Blouin, Senior Vice President and Chief Financial Officer; Facsimile (949) 483-4318. Any notice, direction, request or demand hereunder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, and effective only upon receipt, if given or served by being deposited, postage prepaid, by registered or certified mail in a post office letter box or sent by telecopier transmission addressed as follows: 227 W. Monroe Street, 26th Floor, Chicago, IL 60606, Attention: Worldwide Securities Services; Facsimile: (312) 267-5202.

                  Any notice or demand that by any provision of this Indenture is required or permitted to be given or served by the Company may, at the Company's written request received by the Trustee not fewer than five (5) Business Days prior (or such shorter period of time as may be acceptable to the Trustee) to the date on which such notice must be given or served, be given or served by the Trustee in the name of and at the expense of the Company.

                  The Trustee, by notice to the Company, may designate additional or different addresses for subsequent notices or communications.

                  Any notice or communication mailed to a Noteholder shall be mailed to him by first class mail, postage prepaid, at his address as it appears on the Note Register and shall be sufficiently given to him if so mailed within the time prescribed.

                  Failure to mail a notice or communication to a Noteholder or any defect in it shall not affect its sufficiency with respect to other Noteholders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

                  Section 18.04. Governing Law; Submission to Jurisdiction. This Indenture and each Note shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to conflicts of laws principles thereof. The parties to this Indenture each hereby irrevocably submits to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan in The City of New York in any action or proceeding arising out of or relating to the Notes or this Indenture, and all such parties hereby irrevocably agree that all claims in respect of such action or proceeding may be heard and determined in such New York State or federal court and hereby irrevocably waive, to the fullest extent that they may legally do so, the defense of an inconvenient forum to the maintenance of such action or proceeding.

                  Section 18.05. Evidence of Compliance with Conditions Precedent, Certificates to Trustee. Upon any application or demand by the Company to the Trustee to take any action under any of the provisions of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with; provided, that with respect to matters of fact, an Opinion of Counsel may rely on an Officer's Certificate or a certificate of public officials.

                  Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include: (1) a statement that the person making such certificate or opinion has read such covenant or condition; (2) a brief statement as to the nature and scope of the examination or investigation upon which the statement or opinion contained in such certificate or opinion is based; (3) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

                  Section 18.06. Legal Holidays. In any case in which the date of maturity of Interest on, Additional Amounts, if any, on, or principal of, the Notes or the redemption or repurchase date of any Note will not be a Business Day, then payment of such Interest on, Additional Amounts, if any, on, or principal of, the Notes need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the redemption or repurchase date, and no Interest or Additional Amounts, if any, shall accrue for the period from and after such date.

Section 18.07. Trust Indenture Act. This Indenture is hereby made subject to, and shall be governed by, the provisions of the Trust Indenture Act required to be part of and to govern indentures qualified under the Trust Indenture Act; provided that unless otherwise required by law, notwithstanding the foregoing, this Indenture and the Notes issued hereunder shall not be subject to the provisions of subsections (a)(1), (a)(2), and (a)(3) of Section 314 of the Trust Indenture Act as now in effect or as hereafter amended or modified; provided further that this Section 18.07 shall not require this Indenture or the Trustee to be qualified under the Trust Indenture Act prior to the time such qualification is in fact required under the terms of the Trust Indenture Act, nor shall it constitute any admission or acknowledgment by any party to this Indenture that any such qualification is required prior to the time such qualification is in fact required under the terms of the Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in an indenture qualified under the Trust Indenture Act, such required provision shall control.

                  Section 18.08. No Security Interest Created. Nothing in this Indenture or in the Notes, expressed or implied, shall be construed to constitute a security interest under the Uniform Commercial Code or similar legislation, as now or hereafter enacted and in effect, in any jurisdiction in which property of the Company or its subsidiaries is located.

                  Section 18.09. Benefits of Indenture. Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto, any paying agent, any authenticating agent, any Note Registrar and their successors hereunder and the holders of Notes any benefit or any legal or equitable right, remedy or claim under this Indenture.

                  Section 18.10. Authenticating Agent. The Trustee may appoint an authenticating agent that shall be authorized to act on its behalf, and subject to its direction, in the authentication and delivery of Notes in connection with the original issuance thereof and transfers and exchanges of Notes hereunder, including under Sections 2.04, 2.05, 2.06, 2.07, 3.03 and 3.05, as fully to all intents and purposes as though the authenticating agent had been expressly authorized by this Indenture and those Sections to authenticate and deliver Notes. For all purposes of this Indenture, the authentication and delivery of Notes by the authenticating agent shall be deemed to be authentication and delivery of such Notes "by the Trustee" and a certificate of authentication executed on behalf of the Trustee by an authenticating agent shall be deemed to satisfy any requirement hereunder or in the Notes for the Trustee's certificate of authentication. Such authenticating agent shall at all times be a Person eligible to serve as trustee hereunder pursuant to Section 9.09.

                  Any corporation into which any authenticating agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any authenticating agent shall be a party, or any corporation succeeding to the corporate trust business of any authenticating agent, shall be the successor of the authenticating agent hereunder, if such successor corporation is otherwise eligible under this Section 18.10, without the execution or filing of any paper or any further act on the part of the parties hereto or the authenticating agent or such successor corporation.

                  Any authenticating agent may at any time resign by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time terminate the agency of any authenticating agent by giving written notice of termination to such authenticating agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any authenticating agent shall cease to be eligible under this Section, the Trustee shall either promptly appoint a successor authenticating agent or itself assume the duties and obligations of the former authenticating agent under this Indenture and, upon such appointment of a successor authenticating agent, if made, shall give written notice of such appointment of a successor authenticating agent to the Company and shall mail notice of such appointment of a successor authenticating agent to all holders of Notes as the names and addresses of such holders appear on the Note Register.

                  The Company agrees to pay to the authenticating agent from time to time such reasonable compensation for its services as shall be agreed upon in writing between the Company and the authenticating agent.

                  The provisions of Sections 9.02, 9.03, 9.04 and 10.03 and this
Section 18.10 shall be applicable to any authenticating agent.

Section 18.11. Execution in Counterparts. This Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

Section 18.12. Severability. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, then (to the extent permitted by law) the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 18.13. Table of Contents, Headings, Etc. The table of contents and the titles and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed.


                                THE COMPANY

                                CONEXANT SYSTEMS, INC.

                                By: /s/ Dennis E. O'Reilly
                                    ------------------------------------------
                                    Name:  Dennis E. O'Reilly
                                    Title: Senior Vice President, Chief
                                           Legal Officer and Secretary


                  J. P. Morgan Trust Company, National Association hereby accepts the duties of Trustee in this Indenture declared and provided, upon the terms and conditions herein above set forth.


J. P. MORGAN TRUST COMPANY, NATIONAL
ASSOCIATION, as Trustee

By:  /s/ Sharon McGrath
     --------------------------------
Name:  Sharon McGrath
Title: Vice President

                                    EXHIBIT A

                  [Include only for Global Notes]

                  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW
YORK) (THE "DEPOSITARY", WHICH TERM INCLUDES ANY SUCCESSOR DEPOSITARY FOR THE CERTIFICATES) TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT HEREIN IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                  [Include only for Notes that are Restricted Securities]

                  THIS SECURITY AND THE SHARES OF COMMON STOCK, IF ANY, ISSUABLE UPON CONVERSION OF THIS SECURITY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY, THE SHARES OF COMMON STOCK, IF ANY, ISSUABLE UPON CONVERSION OF THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN OR THEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

                  THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE LAST DATE ON WHICH THE 4% CONVERTIBLE SUBORDINATED NOTES DUE 2026 OF CONEXANT SYSTEMS, INC. (THE "COMPANY") WERE ORIGINALLY ISSUED AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY) ONLY (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHICH NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (C) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT OR (D) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE RIGHTS OF THE COMPANY AND THE WITHIN

MENTIONED TRUSTEE PRIOR TO THE REGISTRATION OF ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (B), (C) OR (D) TO REQUIRE A DULY COMPLETED AND SIGNED CERTIFICATE (THE FORM OF WHICH IS AVAILABLE FROM THE COMPANY OR THE TRUSTEE) AND IN THE CASE OF CLAUSE (D) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND IN EACH OF THE FOREGOING CASES, A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

                             CONEXANT SYSTEMS, INC.

                   4 % CONVERTIBLE SUBORDINATED NOTES DUE 2026

                                   CUSIP: [ ]

No. ___                                                                  $[   ]

Conexant Systems, Inc., a corporation duly organized and validly existing under the laws of Delaware (herein called the "Company", which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received hereby promises to pay to CEDE & CO. or its registered assigns, [the principal sum of _________________ DOLLARS] [the principal sum set forth on Schedule I hereto, which amount shall not exceed ____________________ ($__________)](1) on March 1, 2026 at the office or agency of the Company maintained for that purpose in accordance with the terms of the Indenture, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay Interest, semiannually in arrears on March 1 and September 1 of each year (each, an "Interest Payment Date"), commencing September 1, 2006, on said principal sum at said office or agency, in like coin or currency, at the rate per annum of 4%, from the March 1 or September 1, as the case may be, next preceding the date of this Note to which Interest has been paid or duly provided for, unless no Interest has been paid or duly provided for on the Notes, in which case from March 7, 2006 until payment of said principal sum has been made or duly provided for. Notwithstanding the foregoing, if the Company shall default in the payment of Interest due on any such March 1 or September 1, then this Note shall bear Interest from the next preceding March 1 or September 1 to which Interest has been paid or duly provided for or, if no Interest has been paid or duly provided for on such Note, from March 7, 2006. Except as otherwise provided in the Indenture, the Interest and Additional Amounts, if any, payable on the Note pursuant to the Indenture on any March 1 or September 1 will be paid to the Person entitled thereto as it appears in the Note Register at the close of business on the record date, which shall be the February 15 or August 15 (whether or not a Business Day) (each a "Record Date") next preceding such March 1 or September 1, as provided in the Indenture; provided that any such Interest and Additional Amounts, if any, not punctually paid or duly provided for shall be payable as provided in the Indenture. The Company shall pay Interest and Additional Amounts, if any, (i) on any Notes in certificated form by check mailed to the address of the Person entitled thereto as it appears in the Note Register or (ii) on any Global Note by wire transfer of immediately available funds to the account of the Depositary or its nominee.

                  The Company promises to pay interest on overdue principal and (to the extent payment of such interest is enforceable under applicable law) upon the overdue installments of Interest and Additional Amounts, if any, at the rate of 5% per annum.

                  Reference is made to the further provisions of this Note set forth on the reverse hereof, including, without limitation, provisions subordinating the payment of principal of and Interest on the Notes and Additional Amounts, if any, to the prior payment in full of all Senior


---------

(1) For Global Note only.

Indebtedness, as defined in the Indenture, and provisions giving the holder of this Note the right to convert this Note on the terms and subject to the limitations referred to on the reverse hereof and as more fully specified in
Article 17 of the Indenture. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

                  This Note shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with and governed by the laws of the State of New York, without regard to conflicts of laws principles thereof.

                  This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been manually signed by the Trustee or a duly authorized authenticating agent under the Indenture.

             IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.

Dated:  ______________

                                                 CONEXANT SYSTEMS, INC.


                                                 By: __________________________
                                                     Name:
                                                     Title:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

             THIS IS ONE OF THE NOTES DESCRIBED IN THE WITHIN-NAMED INDENTURE.

                                                 J. P. MORGAN TRUST COMPANY,
                                                   NATIONAL ASSOCIATION


                                                 By: __________________________
                                                     Authorized Officer

                             FORM OF REVERSE OF NOTE

                             CONEXANT SYSTEMS, INC.

                4% CONVERTIBLE SENIOR SUBORDINATED NOTE DUE 2026

                  This Note is one of a duly authorized issue of Notes of the Company, designated as its 4% Convertible Senior Subordinated Notes Due 2026 (herein called the "Notes"), limited in aggregate principal amount to $200,000,000 (up to $250,000,000 if the Initial Purchaser exercises the option granted to it pursuant to the Purchase Agreement), issued and to be issued under and pursuant to an Indenture dated as of March 7, 2006 (herein called the "Indenture"), among the Company and J. P. Morgan Trust Company, National Association, as trustee (herein called the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the holders of the Notes.

                  In case an Event of Default shall have occurred and be continuing, the principal of and accrued and unpaid Interest and Additional Amounts, if any, on all Notes may be declared by either the Trustee or the holders of not less than 25% in aggregate principal amount of the Notes then Outstanding, and upon said declaration shall become due and payable in the manner, with the effect, and subject to the conditions, provided in the Indenture.

                  The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of at least a majority in aggregate principal amount of the Notes at the time Outstanding, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the holders of the Notes; provided that, without the consent of the holders of all Notes then Outstanding, no such supplemental indenture shall (a) extend the fixed maturity of any Note, (b) reduce the rate or extend the time for payment of Interest or Additional Amounts, if any, thereon, (c) reduce the principal amount thereof, (d) reduce any amount payable upon redemption or repurchase thereof, (e) change the obligation of the Company to redeem any Note on a redemption date in a manner adverse to the holders of the Notes, (f) change the obligation of the Company to repurchase any Note on a Repurchase Date in a manner adverse to the holders of the Notes, (g) change the obligation of the Company to repurchase any Note upon the happening of a Fundamental Change in a manner adverse to the holders of the Notes, (h) reduce the amount of the Additional Shares or otherwise impair the right of a holder to receive the Additional Shares due on any Note, (i) impair the right of any Noteholder to institute suit for the payment thereof, (j) make the principal thereof, Interest thereon, or Additional Amounts, if any, thereon, payable in any coin or currency other than that provided in the Notes, (k) impair the right of any Noteholder to convert any Note or reduce the amount of cash, the number of shares of Common Stock or amount of other property receivable upon conversion of the Notes, (l) reduce the quorum or voting requirements set forth in Article 11 of the Indenture, (m) modify any of the provisions of Section 12.02 or
Section 8.07 of the Indenture, except to increase any such percentage or to provide that certain other provisions of the Indenture cannot be modified or waived without the consent of the holder of each Note so affected, (n) reduce the aforesaid percentage of Notes, the holders of which are required to consent to any such supplemental indenture, or (o) modify Article 4 of the Indenture in a manner that materially adversely affects the holders of the Notes.

                  Notwithstanding the foregoing, with the consent of the holders of a majority of the aggregate principal amount of the Notes at the time Outstanding, the Company, when authorized by a resolution of its Board of Directors, and the Trustee may, from time to time and at any time, enter into an indenture or indentures supplemental hereto for the purpose of modifying Section
17.02 of the Indenture such that, from and after the date of such modification or amendment, the Company shall have the ability to satisfy the Conversion Obligation upon conversion of a Note in cash, Common Stock or any combination thereof; provided, however, that the Company may, without the consent of the holders, (i) increase the percentage of such holders required to approve the amendment or modification set forth in this paragraph or (ii) eliminate the Company's right to implement any such amendment or modification.

                  Subject to the provisions of the Indenture, the holders of a majority in aggregate principal amount of the Notes at the time Outstanding may on behalf of the holders of all of the Notes waive any past default or Event of Default under the Indenture and its consequences except (A) a default in the payment of Interest and/or Additional Amounts, if any, on, or the principal of, any of the Notes, (B) a failure by the Company to convert any Notes pursuant to
Article 17 of the Indenture, (C) a default in the payment of any redemption price pursuant to Article 3 of the Indenture, (D) a default in the payment of any repurchase price pursuant to Article 3 of the Indenture, (E) a default in the delivery of the Additional Shares, if any, when due, or (F) a default in respect of a covenant or provisions of the Indenture that under Article 12 of the Indenture cannot be modified or amended without the consent of the holders of each or all Notes then Outstanding or affected thereby. Any such consent or waiver by the holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such holder and upon all future holders and owners of this Note and any Notes that may be issued in exchange or substitution hereof, irrespective of whether or not any notation thereof is made upon this Note or such other Notes.

                  The Notes are subordinated to all Senior Indebtedness of the Company. Each holder of this Note, whether upon original issue or upon registration of transfer, assignment or exchange thereof, by accepting the same, agrees to the subordination provisions set forth in Article 4 of the Indenture and authorizes the Trustee on its behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and appoints the Trustee his attorney-in-fact for any and all such purposes.

                  No reference herein to the subordination provisions of the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, Interest on this Note and Additional Amounts, if any, at the place, at the respective times, at the rate and in the coin or currency herein prescribed.

                  Interest on the Notes shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

                  The Notes are issuable in fully registered form, without coupons, in denominations of $1,000 principal amount and any integral multiple of $1,000. At the office or agency of the Company referred to on the face hereof, and in the manner and subject to the limitations provided in the Indenture, without payment of any service charge but with payment of a sum sufficient to cover any tax, assessment or other governmental charge that may be imposed in connection with any registration or exchange of Notes, Notes may be exchanged for a like aggregate principal amount of Notes of any other authorized denominations.

                  The Company may not redeem any Notes before March 1, 2011. On or after March 1, 2011, and prior to maturity, the Notes may be redeemed at any time or from time to time at the option of the Company, in whole or in part. The Company may redeem the Notes upon mailing a notice of such redemption not less than thirty (30) days but not more than sixty (60) days before the redemption date to the holders of Notes at their last registered addresses, all as provided in the Indenture, at a redemption price equal to 100% of the principal amount of Notes being redeemed and accrued and unpaid Interest, and Additional Amounts, if any, to, but excluding, the redemption date; provided that if the redemption date falls after a Record Date and on or prior to the corresponding Interest Payment Date, then the Interest and Additional Amounts, if any, payable on such date shall be paid to the holders of record at the close of business on the applicable Record Date instead of the holders surrendering the Notes for redemption. The Notes will be redeemable in integral multiples of $1,000 principal amount.

                  The Company may not give notice of any redemption of the Notes if a default in the payment of Interest and/or Additional Amounts, if any, on the Notes has occurred and is continuing.

                  The Notes are not subject to redemption through the operation of any sinking fund.

                  If a Fundamental Change occurs at any time prior to maturity of the Notes, the Notes may be repurchased for cash at the option of the holders of the Notes on a Fundamental Change Repurchase Date, not less than fifteen (15) nor more than thirty (30) Business Days after notice thereof, at the option of the holder of this Note at a redemption price equal to 100% of the principal amount thereof, together with accrued and unpaid Interest and Additional Amounts, if any, to, but excluding, the Fundamental Change Repurchase Date; provided that if such Fundamental Change Repurchase Date falls after a Record Date and on or prior to the corresponding Interest Payment Date, then the Interest and Additional Amounts, if any, payable on such Interest Payment Date shall be paid to the holders of record of the Notes at the close of business on the applicable Record Date instead of the holders surrendering the Notes for repurchase. The Company shall mail, or cause the Trustee to mail, to all holders of record of the Notes a notice of the occurrence of a Fundamental Change and of the repurchase right arising as a result thereof on or before the 20th day after the occurrence of such Fundamental Change. For a Note to be so repurchased at the option of the holder, the Company must receive at the office or agency of the Company maintained for that purpose in accordance with the terms of the Indenture, such Note with the form entitled "Option to Elect Repurchase upon a Fundamental Change" duly completed, together with such Note, duly endorsed for transfer, on or before the Fundamental Change Expiration Time.

                  Subject to the terms and conditions of the Indenture, the Company shall become obligated to purchase in cash, at the option of the holder, all or any portion of the Notes held by such holder on March 1, 2011, March 1, 2016 and March 1, 2021 in whole multiples of $1,000 at a purchase price of 100% of the principal amount, plus any accrued and unpaid Interest and Additional Amounts, if any, on such Note to but excluding the Repurchase Date; provided that if such Repurchase Date falls after a Record Date and on or prior to the corresponding Interest Payment Date, then the Interest and Additional Amounts, if any, payable on such Interest Payment Date shall be paid to the holders of record of the Notes at the close of business on the applicable Record Date instead of the holders surrendering the Notes for repurchase. To exercise such right, the holder of this Note shall deliver to the Company this Note with the form entitled "Repurchase Notice" duly completed, together with this Note, duly endorsed for transfer, at any time from the opening of business on the date that is twenty (20) Business Days prior to such Repurchase Date until the close of business on the Repurchase Date, and shall deliver this Note to the Trustee (or other paying agent appointed by the Company) as set forth in the Indenture.

                  Holders have the right to withdraw any Option to Elect Repurchase upon a Fundamental Change or Repurchase Notice, as the case may be, by delivering to the Trustee (or other paying agent appointed by the Company) a written notice of withdrawal up to the close of business on the Fundamental Change Repurchase Date or Repurchase Date, as the case may be, all as provided in the Indenture.

                  If cash sufficient to pay the purchase price of all Notes or portions thereof to be purchased as of the Fundamental Change Repurchase Date or Repurchase Date, as the case may be, is held by the Trustee (or other paying agent appointed by the Company), on the Business Day immediately following the Fundamental Change Repurchase Date or Repurchase Date, as the case may be, the Notes will cease to be Outstanding, Interest and Additional Amounts, if any, will cease to accrue on such Notes (or portions thereof) and all other rights of the holder of such Notes will terminate, other than the right to receive the repurchase price upon surrender of such Note.

                  Subject to the occurrence of certain events and in compliance with the provisions of the Indenture, prior to the close of business on the Business Day immediately preceding March 1, 2026, the holder hereof has the right, at its option, to convert each $1,000 principal amount of this Note into shares of Common Stock at a conversion rate equivalent to 203.2520 (the "Conversion Rate"), subject to adjustment from time to time as provided in the Indenture, upon surrender of this Note with the form entitled "Conversion Notice" duly completed, to the Company at the office or agency of the Company maintained for that purpose in accordance with the terms of the Indenture, or at the option of such holder, the Corporate Trust Office, and, unless any shares issuable on conversion are to be issued in the same name as this Note, duly endorsed by, or accompanied by instruments of transfer in form satisfactory to the Company duly executed by, the holder or by his duly authorized attorney; provided that the Company shall have the ability to satisfy the Conversion Obligation upon conversion of this Note in cash, Common Stock or any combination thereof. The Company will notify the holder thereof of any event triggering the right to convert the Notes as specified above in accordance with the Indenture.

                  No adjustment in respect of Interest or Additional Amounts, if any, on any Note converted or dividends on any shares issued upon conversion of such Note will be made upon any conversion except as set forth in the next sentence. If this Note (or portion hereof) is surrendered for conversion during the period from the close of business on any Record Date for the payment of Interest and Additional Amounts, if any, to the close of business on the Business Day preceding the following Interest Payment Date, this Note (or portion hereof being converted) must be accompanied by payment, in immediately available funds or other funds acceptable to the Company, of an amount equal to the Interest and Additional Amounts, if any, otherwise payable on such Interest Payment Date on the principal amount being converted; provided that no such payment shall be required (1) if the Company has specified a redemption date that is after a Record Date and on or prior to the next Interest Payment Date, (2) if the Company has specified a Fundamental Change Repurchase Date that is during such period or (3) to the extent of any overdue Interest or Additional Amounts, if any, if any overdue Interest or Additional Amounts exist at the time of conversion with respect to such Note.

                  No fractional shares will be issued upon any conversion, but a payment in cash will be made, as provided in the Indenture, in respect of any fraction of a share which would otherwise be issuable upon the surrender of any Note or Notes for conversion.

                  A Note in respect of which a holder is exercising its right to require repurchase upon a Fundamental Change or repurchase on a Repurchase Date may be converted only if such holder withdraws its election to exercise either such right in accordance with the terms of the Indenture.

                  Upon due presentment for registration of transfer of this Note at the office or agency of the Company maintained for that purpose in accordance with the terms of the Indenture, a new Note or Notes of authorized denominations for an equal aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture, without charge except for any tax, assessment or other governmental charge imposed in connection therewith.

                  The Company, the Trustee, any authenticating agent, any paying agent, any conversion agent and any Note Registrar may deem and treat the registered holder hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon made by anyone other than the Company or any Note Registrar) for the purpose of receiving payment hereof, or on account hereof, for the conversion hereof and for all other purposes, and neither the Company nor the Trustee nor any other authenticating agent nor any paying agent nor other conversion agent nor any Note Registrar shall be affected by any notice to the contrary. All payments made to or upon the order of such registered holder shall, to the extent of the sum or sums paid, satisfy and discharge liability for monies payable on this Note.

                  No recourse for the payment of the principal of or Interest and Additional Amounts, if any, on this Note, or for any claim based hereon or otherwise in respect hereof, and no recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or any supplemental indenture or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, employee, agent, officer, director or Subsidiary, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

                  Capitalized Terms used but not defined herein shall have the meanings ascribed to such terms in the Indenture.

                                  ABBREVIATIONS

                  The following abbreviations, when used in the inscription of the face of this Note, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common              UNIF GIFT MIN ACT-___ Custodian ___
TEN ENT - as tenant by the entireties       (Cust) (Minor)
JT TEN - as joint tenants with right of     under Uniform Gifts to Minors Act
survivorship and not as tenants in common   ___________________________________
                                                         (State)

                  Additional abbreviations may also be used though not in the above list.

                                CONVERSION NOTICE

TO:    CONEXANT SYSTEMS, INC.
       J. P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION

                  The undersigned registered owner of this Note hereby irrevocably exercises the option to convert this Note, or the portion thereof (which is $1,000 or a multiple thereof) below designated, into shares of Common Stock, cash, or a combination thereof, in accordance with the terms of the Indenture referred to in this Note, and directs that any shares of Common Stock issuable and deliverable upon such conversion, together with any cash, be issued and delivered in accordance with the terms of the Indenture. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Indenture. If shares or any portion of this Note not converted are to be issued in the name of a person other than the undersigned, the undersigned will provide the appropriate information below and pay all transfer taxes payable with respect thereto. Any amount required to be paid by the undersigned on account of interest accompanies this Note.

Dated:  ______________________


                                         ______________________________________
                                         Signature(s)

                                         Signature(s) must be guaranteed by an
                                         "Eligible Guarantor Institution"
                                         meeting the requirements of the Note
                                         Registrar, which requirements include
                                         membership or participation in the
                                         Security Transfer Agent Medallion
                                         Program ("STAMP") or such other
                                         "Signature Guarantee Program" as may be
                                         determined by the Note Registrar in
                                         addition to, or in substitution for,
                                         STAMP, all in accordance with the
                                         Securities Exchange Act of 1934, as
                                         amended.


                                         ______________________________________
                                         Signature Guarantee

                  Fill in the registration of shares of Common Stock, if any, to be issued, and cash, if any, to be delivered, other than to and in the name of the registered holder:

___________________________________
(Name)

___________________________________
(Street Address)

___________________________________
(City, State and Zip Code)

___________________________________
Please print name and address

Principal amount to be converted (if less than all):

$___________________________________

Social Security or Other Taxpayer
Identification Number:

___________________________________

                           OPTION TO ELECT REPURCHASE
                            UPON A FUNDAMENTAL CHANGE


TO:    CONEXANT SYSTEMS, INC.
       J. P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION

                  Pursuant to the terms of the Indenture and the Notes, the undersigned registered owner of this Note hereby irrevocably acknowledges receipt of a notice from Conexant Systems, Inc. (the "Company") as to the occurrence of a Fundamental Change with respect to the Company and requests and instructs the Company to repurchase the entire principal amount of this Note, or the portion thereof (which is $1,000 or a multiple thereof) below designated, in accordance with the terms of the Indenture referred to in this Note at a price in cash equal to 100% of such entire principal amount or portion thereof, together with accrued and unpaid Interest and Additional Amounts, if any, to, but excluding, the Fundamental Change Repurchase Date, to the registered holder hereof; provided that if such Fundamental Change Repurchase Date falls after a Record Date and on or prior to the corresponding Interest Payment Date, the Interest and Additional Amounts, if any, payable on such Interest Payment Date shall be paid to the holder of record of this Note at the close of business on the corresponding Record Date. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Indenture. The Notes shall be repurchased by the Company as of the Fundamental Change Repurchase Date pursuant to the terms and conditions specified in the Notes and the Indenture.

Dated:  ______________________


                                         ______________________________________
                                         Signature(s)

                                         NOTICE: The above signatures of the
                                         holder(s) hereof must correspond with
                                         the name as written upon the face of
                                         the Note in every particular without
                                         alteration or enlargement or any change
                                         whatever.

                                         Note Certificate Number, if applicable:
                                         ___________________


                                         Principal amount to be repurchased (if
                                         less than all) (must be in integral
                                         multiples of $1,000):

                                         ______________________________________

                                         ______________________________________
                                         Social Security or Other Taxpayer
                                         Identification Number

                                REPURCHASE NOTICE

TO:    CONEXANT SYSTEMS, INC.
       J. P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION

                  Pursuant to the terms of the Indenture and the Notes, the undersigned registered owner of this Note hereby irrevocably acknowledges receipt of a notice from Conexant Systems, Inc. (the "Company") regarding the right of holders to elect to require the Company to repurchase the Notes and requests and instructs the Company to repurchase the entire principal amount of this Note, or the portion thereof (which is $1,000 or an integral multiple thereof) below designated, in accordance with the terms of the Indenture at a price in cash equal to 100% of such entire principal amount or portion thereof, together with accrued and unpaid Interest and Additional Amounts, if any, to, but excluding, the Repurchase Date, to the registered holder hereof; provided that if such Repurchase Date falls after a Record Date and on or prior to the corresponding Interest Payment Date, the Interest and Additional Amounts, if any, payable on such Interest Payment Date shall be paid to the holder of record of this Note at the close of business on the corresponding Record Date. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Indenture. The Notes shall be repurchased by the Company as of the Repurchase Date pursuant to the terms and conditions specified in the Indenture.

Dated:  ______________________

                                         ______________________________________

                                         ______________________________________
                                         Signature(s)

                                         NOTICE: The above signatures of the
                                         holder(s) hereof must correspond with
                                         the name as written upon the face of
                                         the Note in every particular without
                                         alteration or enlargement or any change
                                         whatever.

                                         Note Certificate Number, if applicable:
                                         ___________________


                                         Principal amount to be repurchased (if
                                         less than all) (must be in integral
                                         multiples of $1,000):

                                         ______________________________________

                                         ______________________________________
                                         Social Security or Other Taxpayer
                                         Identification Number

                                   ASSIGNMENT

                  For value received ______________________________ hereby
sell(s), assign(s) and transfer(s) unto ___________________________________
(Please insert name and social security or other Taxpayer Identification Number of assignee) the within Note, and hereby irrevocably constitutes and appoints ______________________________________ attorney to transfer said Note on the books of the Company, with full power of substitution in the premises.

                  In connection with any transfer of the Note prior to the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act of 1933, as amended, (or any successor provision), the undersigned confirms that such Note is being transferred:

                  [ ]    To Conexant Systems, Inc. or a Subsidiary thereof; or

                  [ ] To a "qualified institutional buyer" in compliance with Rule 144A under the Securities Act of 1933, as amended; or

                  [ ] Pursuant to and in compliance with Rule 144 under the Securities Act of 1933, as amended; or

                  [ ] Pursuant to a Registration Statement that has been declared effective under the Securities Act of 1933, as amended, and that continues to be effective at the time of transfer;

and unless the Note has been transferred to Conexant Systems, Inc., or a Subsidiary thereof the undersigned confirms that such Note is not being transferred to an "affiliate" of the Company as defined in Rule 144 under the Securities Act of 1933, as amended.

                  Unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any person other than the registered holder thereof.

Dated:  ______________________

                                         ______________________________________
                                         Signature(s)

                                         Signature(s) must be guaranteed by
                                         an "Eligible Guarantor Institution"
                                         meeting the requirements of the Note
                                         Registrar, which requirements include
                                         membership or participation in the
                                         Security Transfer Agent Medallion
                                         Program ("STAMP") or such other
                                         "Signature Guarantee Program" as may
                                         be determined by the Note Registrar
                                         in addition to,
                                         or in substitution for, STAMP, all in
                                         accordance with the Securities Exchange
                                         Act of 1934, as amended.

                                         ______________________________________
                                         Signature Guarantee


NOTICE: The signature on the Conversion Notice, the Option to Elect Redemption upon a Fundamental Change, the Repurchase Notice or the Assignment must correspond with the name as written upon the face of the Note in every particular without alteration or enlargement or any change whatever.

                                                                     Schedule I

                   [Include Schedule I only for a Global Note]

                             CONEXANT SYSTEMS, INC.

                    4% Convertible Subordinated Note Due 2026

The initial principal amount of this Note is $[               ].  The following
increases or decreases in the principal amount of this Note have been made:


------------  ----------------  -------------------  --------------------
                                Notation Explaining     Authorized
                                  Principal Amount   Signature of Trustee
    Date      Principal Amount     Recorded             or Custodian
------------  ----------------  -------------------  --------------------

------------  ----------------  -------------------  --------------------

------------  ----------------  -------------------  --------------------

------------  ----------------  -------------------  --------------------

------------  ----------------  -------------------  --------------------

------------  ----------------  -------------------  --------------------

------------  ----------------  -------------------  --------------------

------------  ----------------  -------------------  --------------------

                                   SCHEDULE A

The following table sets forth the Stock Prices and the number of Additional Shares to be issuable per $1,000 principal amount of Notes:

-------------- ----------------------------------------------------------------
                                   Stock Price
-------------- ----------------------------------------------------------------
Effective Date $3.28    $4.00   $4.92   $6.00   $7.00   $8.00   $9.00   $10.00
-------------- -------- ------- ------- ------- ------- ------- ------- -------
March 1, 2006  101.6260 72.4255 50.3648 35.4427 26.9465 21.2697 17.2800 14.3614
-------------- -------- ------- ------- ------- ------- ------- ------- -------
March 1, 2007  99.5790  69.0026 46.4151 31.5884 23.4267 18.1353 14.5151 11.9341
-------------- -------- ------- ------- ------- ------- ------- ------- -------
March 1, 2008  96.9835  64.5269 41.2220 26.5830 18.9389 14.2118 11.1292 9.0127
-------------- -------- ------- ------- ------- ------- ------- ------- -------
March 1, 2009  94.0100  58.6658 34.2501 19.9880 13.1982 9.3643  7.0661  5.5981
-------------- -------- ------- ------- ------- ------- ------- ------- -------
March 1, 2010  91.4957  50.7099 24.0087 10.7004 5.6794  3.4550  2.3950  1.8381
-------------- -------- ------- ------- ------- ------- ------- ------- -------
March 1, 2011  0.0000   0.0000  0.0000  0.0000  0.0000  0.0000  0.0000  0.0000
-------------- -------- ------- ------- ------- ------- ------- ------- -------